Fidelity®

Puritan®

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan®	-10.06%	19.20%	158.88%
Fidelity Balanced Composite	-7.09%	28.19%	159.84%
LB Aggregate Bond	7.53%	41.96%	101.49%
Russell 3000® Value	-16.41%	16.33%	197.13%
S&P 500 ®	-23.63%	2.23%	161.46%
Balanced Funds Average	-12.82%	10.91%	113.75%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Balanced Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Russell 3000® Value Index, and the Lehman Brothers® Aggregate Bond Index. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 500 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Puritan	-10.06%	3.58%	9.98%
Fidelity Balanced Composite	-7.09%	5.09%	10.02%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Puritan® Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $25,888 - a 158.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500SM Index (S&P 500 ®), a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the S&P 500 would have grown to $26,146 - a 161.46% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,149 - a 101.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,984 - a 159.84% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Was the bottom of the bear market reached in late July, when the Dow Jones Industrial AverageSM recorded two of its three best days ever? No one knows yet, but one thing's for certain: The 12 months ending July 31, 2002, was one of the most challenging years in stock market history. First came the U.S. economic recession, followed by the tragedy of September 11, an event that sent equity markets tumbling. After a short-lived rebound came the corporate governance scandals: Enron, Arthur Andersen, WorldCom and so on. When all was said and done, the Dow lost 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index fell 23.63%. Conversely, investment-grade bonds shined during the past year. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53% as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and government agencies was reflected in the performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also posted a solid finish, returning 8.31%, but the Lehman Brothers Credit Bond Index gained only 4.72% as eroding investor confidence and widespread credit quality downgrades curbed corporate bond advances.

(Portfolio Manager photograph)
An interview with Stephen Petersen, Portfolio Manager of Fidelity Puritan Fund

Q. How did the fund perform, Steve?

A. For the 12-month period that ended July 31, 2002, the fund fell 10.06%. In comparison, the Standard & Poor's 500 Index dropped 23.63%. The fund also beat the 12.82% decline of the balanced funds average tracked by Lipper Inc. Given the fund's mix of stocks and bonds, we also compare its performance to the Fidelity Balanced Income Composite Index, a hypothetical combination of unmanaged indexes using the total returns of the Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, with a weighting of 60% and 40%, respectively. This index fell 7.09% for the 12-month period.

Q. Why did the fund outperform the Lipper average and the S&P 500, but not the Composite index?

A. In contrast to the S&P 500, the fund invests primarily in value stocks, which outperformed the combination of growth and value stocks that make up the index. The fund's value orientation was the primary contributor to its good performance relative to the peer group, with most peer funds typically holding either growth or S&P 500-type stocks in their portfolios. Compared to the Fidelity Composite index - whose equity portion includes stronger performing small-cap stocks - the fund's large-cap orientation hurt relative performance. In addition, the fund's fixed-income subportfolio held a small number of high-yield corporate bonds, which underperformed during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks helped the fund's performance?

A. Praxair, a supplier of industrial gases for manufacturers and other industrial clients, enjoyed relatively consistent demand for its products during the period. It also developed promising new techniques for the use of industrial gases, spurring increased investor interest. Gillette restructured during the past year and a half, bringing in new management, focusing on its core razor and razor blade businesses and attempting to improve its Duracell battery business. The company made good progress, helping its stock performance. Defense company Lockheed Martin benefited from increased interest in defense stocks after September 11, and an outlook for strong future growth in its industry. It also went through an internal restructuring last year, leading to better-than-expected earnings and strong stock performance.

Q. Which stocks disappointed?

A. Bristol-Myers Squibb had a formal affiliation with ImClone Systems, which caused a small degree of damage to its stock after a key product in development by ImClone ran into regulatory problems. However, the real issue that hurt Bristol-Myers Squibb was its lack of success - along with the rest of its industry - in securing new drug approvals from the Food and Drug Administration. Financial holdings Citigroup and J.P. Morgan Chase, which engage in extensive global banking activity, were hurt by the economic troubles in Argentina and by investor concerns about the economic slippage in other South American countries. Exxon Mobil's second-quarter earnings came in slightly below expectations, but the company was hurt further - along with most other energy stocks - during the July stock market plunge.

Q. How did the fund's fixed-income subportfolio do?

A. Bonds outperformed stocks during the past year, their strong relative performance reflecting investors' preference for lower risk. U.S. government bonds were the favored asset class during the past six months. The fund's focus on higher-quality fixed-income investments helped its performance, but underweighting Treasuries and overweighting corporate bonds hurt performance. The fund also held a small number of high-yield corporate bonds, which underperformed higher-quality fixed-income securities during the period.

Q. What's your outlook, Steve?

A. The underlying fundamentals for the economy appear to be in good shape. We've seen continued resiliency in consumer spending, and many companies have experienced positive business trends as well as increased demand for products and services. Additionally, a number of companies - especially in basic industries - have preannounced an upside earnings surprise. I think it's becoming increasingly apparent that business conditions are, if not actually improving, at least holding steady. Interest rates remain low and the government continues to take steps to stimulate the economy. The shadow hanging over us now is the crisis in confidence about corporate governance. Now that it's such a public issue, it can hopefully be resolved in the near future. I'm optimistic about finding good opportunities in this type of investing climate.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: income and capital growth consistent with reasonable risk

Fund number: 004

Trading symbol: FPURX

Start date: April 16, 1947

Size: as of July 31, 2002, more than $18.2 billion

Manager: Steve Petersen, since 2000; manager, Fidelity Equity-Income Fund, since 1993; Fidelity Balanced Fund, 1996-1997; joined Fidelity in 1980

3

Steve Petersen discusses his investment philosophy:

"The fund's goal is to help shareholders reduce volatility and provide an all-in-one portfolio by holding a diversified group of stocks and bonds. It has followed this mandate since 1947, maintaining a very consistent approach and investment style through changing investing environments. Over the years, the fund has proven that if we stick to our knitting, we'll be rewarded. This fund is an even more attractive alternative when you consider the harsh punishment that many investors have endured during the past two and a half years after chasing ever-increasing returns in the growth sectors of the stock market during the 1990s, instead of taking a longer-term view and diversifying their assets. By contrast, we've seen the fund deliver on its goal through some pretty tough times with lower volatility than many competitors and indexes. Obviously, in an environment like this, doing better than our competitors and the broader market indexes may still produce a negative return. However, a fund like this, which invests in both stocks and bonds, can help provide investors with a fair degree of diversification. I always encourage investors not to focus on day-to-day market events, but to invest with a long-term view."

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	3.4
Freddie Mac	2.8	2.7
Fannie Mae	2.2	2.2
Citigroup, Inc.	1.7	2.2
American International Group, Inc.	1.1	0.6
	11.2
Top Five Bond Issuers as of July 31, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.8	10.2
Government National Mortgage Association	5.4	3.5
U.S. Treasury Obligations	4.0	4.0
Freddie Mac	0.8	0.7
Ford Motor Credit Co.	0.6	0.3
	21.6
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	23.0
Energy	9.7	8.8
Consumer Discretionary	9.1	10.7
Industrials	8.3	9.5
Telecommunication Services	4.7	5.9
Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Stocks 59.2%		Stocks 61.0%
	Bonds 38.0%		Bonds 35.1%
	Convertible Securities 2.2%		Convertible Securities 2.1%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	9.2%	** Foreign investments	7.4%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 59.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.2%
Exide Technologies warrants 3/18/06 (a)	6,652	$ 3
Johnson Controls, Inc.	229,800	18,618
TRW, Inc.	382,500	20,636
		39,257
Automobiles - 0.3%
General Motors Corp.	1,025,300	47,728
Hotels, Restaurants & Leisure - 1.3%
Hilton Hotels Corp.	459,800	5,619
Mandalay Resort Group (a)	959,300	27,206
McDonald's Corp.	3,396,400	84,061
MGM Mirage, Inc. (a)	2,070,630	72,472
MOA Hospitality, Inc.	3,000	12
Park Place Entertainment Corp. (a)	2,707,600	24,856
Six Flags, Inc. (a)	1,678,001	25,204
		239,430
Household Durables - 0.7%
Black & Decker Corp.	724,700	32,974
Maytag Corp.	1,117,960	37,038
Newell Rubbermaid, Inc.	509,600	15,329
Snap-On, Inc.	963,300	26,173
Whirlpool Corp.	338,500	19,420
		130,934
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	404,100	12,438
Media - 2.1%
AOL Time Warner, Inc. (a)	3,286,500	37,795
Clear Channel Communications, Inc. (a)	1,619,700	42,193
Fox Entertainment Group, Inc. Class A (a)	1,544,100	30,805
Liberty Media Corp. Class A (a)	2,536,600	19,938
News Corp. Ltd.:
ADR	284,835	5,739
sponsored ADR	417,817	7,103
Reader's Digest Association, Inc. Class A (non-vtg.)	400,000	6,680
Tribune Co.	1,223,600	48,822
Viacom, Inc. Class B (non-vtg.) (a)	3,965,517	154,378
Walt Disney Co.	1,343,590	23,822
		377,275
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
Big Lots, Inc. (a)	951,600	$ 15,797
Federated Department Stores, Inc. (a)	1,175,000	44,192
JCPenney Co., Inc.	1,153,900	20,309
Target Corp.	1,423,900	47,487
		127,785
Specialty Retail - 1.0%
AutoNation, Inc. (a)	142,300	1,920
Gap, Inc.	3,622,200	44,010
Limited Brands, Inc.	3,331,900	59,874
Office Depot, Inc. (a)	294,300	3,820
RadioShack Corp.	705,800	18,068
Staples, Inc. (a)	3,590,600	59,927
		187,619
Textiles Apparel & Luxury Goods - 0.0%
Jones Apparel Group, Inc. (a)	279,100	9,498
TOTAL CONSUMER DISCRETIONARY		1,171,964
CONSUMER STAPLES - 4.1%
Beverages - 0.2%
The Coca-Cola Co.	838,100	41,855
Food & Drug Retailing - 0.6%
Albertson's, Inc.	1,711,700	48,236
CVS Corp.	2,134,200	61,038
		109,274
Food Products - 0.3%
ConAgra Foods, Inc.	112,200	2,817
Dean Foods Co. (a)	385,800	12,863
Fresh Del Monte Produce Inc.	228,000	5,591
Kellogg Co.	331,900	11,431
Kraft Foods, Inc. Class A	763,300	28,242
Tyson Foods, Inc. Class A	284,600	3,600
		64,544
Household Products - 1.0%
Colgate-Palmolive Co.	695,800	35,729
Kimberly-Clark Corp.	1,440,700	87,955
Procter & Gamble Co.	635,760	56,576
		180,260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 1.1%
Avon Products, Inc.	805,600	$ 37,267
Gillette Co.	4,790,800	157,522
		194,789
Tobacco - 0.9%
Loews Corp. - Carolina Group	267,200	6,600
Philip Morris Companies, Inc.	3,387,940	156,015
		162,615
TOTAL CONSUMER STAPLES		753,337
ENERGY - 9.3%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	2,027,500	54,337
BJ Services Co. (a)	512,800	16,353
Noble Corp. (a)	428,750	13,892
Schlumberger Ltd. (NY Shares)	3,629,800	155,791
Tokheim Corp. (a)	47,760	14
		240,387
Oil & Gas - 8.0%
Anadarko Petroleum Corp.	285,800	12,432
BP PLC sponsored ADR	3,796,826	176,173
Burlington Resources, Inc.	625,600	22,866
ChevronTexaco Corp.	950,000	71,250
Conoco, Inc.	4,078,823	98,381
Exxon Mobil Corp.	16,912,524	621,686
Marathon Oil Corp.	633,700	15,361
Royal Dutch Petroleum Co. (NY Shares)	2,624,300	119,931
Sunoco, Inc.	648,000	23,030
TotalFinaElf SA:
Series B	655,800	95,157
sponsored ADR	2,512,600	182,289
Valero Energy Corp.	194,000	6,608
		1,445,164
TOTAL ENERGY		1,685,551
FINANCIALS - 17.6%
Banks - 4.1%
Bank of America Corp.	1,150,000	76,475
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Bank of New York Co., Inc.	1,213,700	$ 38,863
Bank One Corp.	2,961,590	115,235
Comerica, Inc.	1,125,000	65,430
FleetBoston Financial Corp.	2,364,600	54,859
Huntington Bancshares, Inc.	550,900	10,875
Mellon Financial Corp.	2,281,600	60,645
PNC Financial Services Group, Inc.	753,400	31,756
State Bank of India	249,600	1,191
U.S. Bancorp, Delaware	4,972,450	106,361
Wachovia Corp.	2,657,441	95,136
Wells Fargo & Co.	1,675,000	85,191
		742,017
Diversified Financials - 10.4%
American Express Co.	3,821,401	134,743
Charles Schwab Corp.	4,098,000	36,677
CIT Group, Inc.	1,428,900	32,093
Citigroup, Inc.	9,241,092	309,946
ECM Corp. LP (e)	6,318	543
Fannie Mae	5,288,650	396,067
Freddie Mac	8,095,100	501,491
Household International, Inc.	1,750,000	74,673
J.P. Morgan Chase & Co.	6,085,050	151,883
Lehman Brothers Holdings, Inc.	579,000	32,835
Merrill Lynch & Co., Inc.	2,008,500	71,603
Morgan Stanley	2,277,840	91,911
Nomura Holdings, Inc.	2,384,000	31,846
Washington Mutual Capital Trust unit (e)	422,400	21,938
		1,888,249
Insurance - 2.9%
ACE Ltd.	1,707,700	54,083
AFLAC, Inc.	931,300	29,252
Allstate Corp.	1,831,900	69,631
American International Group, Inc.	3,106,637	198,576
Hartford Financial Services Group, Inc.	1,772,200	89,673
Marsh & McLennan Companies, Inc.	669,700	32,079
Prudential Financial, Inc.	361,200	11,916
Travelers Property Casualty Corp. Class A	2,372,500	38,672
		523,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.2%
Equity Residential Properties Trust (SBI)	1,614,400	$ 43,185
TOTAL FINANCIALS		3,197,333
HEALTH CARE - 3.2%
Health Care Equipment & Supplies - 0.0%
Bausch & Lomb, Inc.	85,400	2,825
Health Care Providers & Services - 0.3%
IMS Health, Inc.	2,266,300	35,853
McKesson Corp.	820,500	27,011
		62,864
Pharmaceuticals - 2.9%
Abbott Laboratories	989,300	40,967
Bristol-Myers Squibb Co.	4,544,100	106,468
Eli Lilly & Co.	657,700	38,423
Johnson & Johnson	528,700	28,021
Merck & Co., Inc.	2,939,700	145,809
Pfizer, Inc.	1,206,300	39,024
Schering-Plough Corp.	2,513,700	64,099
Wyeth	1,402,400	55,956
		518,767
TOTAL HEALTH CARE		584,456
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Boeing Co.	1,284,100	53,316
Honeywell International, Inc.	2,778,300	89,906
Lockheed Martin Corp.	840,000	53,852
Northrop Grumman Corp.	236,500	26,181
United Technologies Corp.	1,259,220	87,516
		310,771
Airlines - 0.1%
AMR Corp. (a)	1,565,800	17,506
Building Products - 0.4%
Masco Corp.	2,804,900	67,879
Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	593,200	36,903
Ceridian Corp. (a)	757,600	13,114
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
First Data Corp.	159,500	$ 5,575
New England Business Service, Inc.	241,800	5,743
Republic Services, Inc. (a)	1,602,170	28,198
Viad Corp.	810,050	18,493
		108,026
Electrical Equipment - 0.2%
Rockwell Automation, Inc.	2,294,000	42,439
Industrial Conglomerates - 1.6%
3M Co.	178,100	22,410
General Electric Co.	5,163,900	166,278
Hutchison Whampoa Ltd.	751,000	5,488
Textron, Inc.	1,051,900	41,445
Tyco International Ltd.	4,958,424	63,468
		299,089
Machinery - 1.6%
Caterpillar, Inc.	1,391,100	62,182
Deere & Co.	851,700	35,788
Eaton Corp.	500,000	34,910
Illinois Tool Works, Inc.	420,800	27,769
Ingersoll-Rand Co. Ltd. Class A	1,474,200	56,595
Kennametal, Inc.	204,569	6,636
Milacron, Inc.	81,070	615
Navistar International Corp.	300,000	7,737
Parker Hannifin Corp.	1,376,500	55,418
		287,650
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	3,381,200	99,475
Union Pacific Corp.	1,083,600	63,575
		163,050
TOTAL INDUSTRIALS		1,296,410
INFORMATION TECHNOLOGY - 3.3%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	579,900	7,649
Motorola, Inc.	3,144,700	36,479
		44,128
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.0%
Ampex Corp. Class A (a)	16,000	$ 1
Dell Computer Corp. (a)	2,270,100	56,594
Hewlett-Packard Co.	4,592,702	64,987
International Business Machines Corp.	887,800	62,501
NCR Corp. (a)	154,900	4,075
		188,158
Electronic Equipment & Instruments - 0.7%
Arrow Electronics, Inc. (a)	972,400	16,599
Avnet, Inc.	1,629,070	27,205
Insilco Corp. warrants 8/15/07 (a)	5,660	0
PerkinElmer, Inc.	2,750,800	20,961
Tektronix, Inc. (a)	1,743,600	32,501
Thermo Electron Corp.	1,911,400	32,456
		129,722
IT Consulting & Services - 0.2%
Computer Sciences Corp. (a)	440,900	16,313
Electronic Data Systems Corp.	511,300	18,801
Unisys Corp. (a)	1,115,400	8,388
		43,502
Semiconductor Equipment & Products - 0.6%
Intel Corp.	2,835,100	53,272
Micron Technology, Inc. (a)	1,228,600	23,945
National Semiconductor Corp. (a)	546,800	9,903
Teradyne, Inc. (a)	318,900	4,784
Texas Instruments, Inc.	1,014,800	23,493
		115,397
Software - 0.5%
Compuware Corp. (a)	1,608,839	5,969
Microsoft Corp. (a)	1,698,100	81,475
		87,444
TOTAL INFORMATION TECHNOLOGY		608,351
MATERIALS - 3.4%
Chemicals - 1.7%
Arch Chemicals, Inc.	431,300	8,993
Crompton Corp.	655,800	7,312
Dow Chemical Co.	1,374,700	39,688
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
E.I. du Pont de Nemours & Co.	693,300	$ 29,056
Hercules, Inc. (a)	500,000	5,300
LG Chemical Ltd.	274,100	10,122
Lyondell Chemical Co.	1,361,800	17,976
Millennium Chemicals, Inc.	1,047,150	12,828
Olin Corp.	114,300	2,120
PolyOne Corp.	1,255,900	12,471
PPG Industries, Inc.	250,700	14,390
Praxair, Inc.	2,455,100	128,402
Solutia, Inc.	2,515,401	15,746
		304,404
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	396,900	4,961
Smurfit-Stone Container Corp. (a)	1,538,800	22,297
		27,258
Metals & Mining - 1.2%
Alcan, Inc.	1,183,700	33,201
Alcoa, Inc.	2,330,100	63,029
Dofasco, Inc.	1,153,700	20,762
Newmont Mining Corp. Holding Co.	556,300	13,574
Nucor Corp.	282,900	15,794
Pechiney SA Series A	657,953	26,975
Phelps Dodge Corp.	1,297,500	44,349
Xstrata PLC (a)	520,070	4,773
		222,457
Paper & Forest Products - 0.4%
Georgia-Pacific Group	2,055,800	45,022
Weyerhaeuser Co.	469,500	27,583
		72,605
TOTAL MATERIALS		626,724
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T Corp.	6,209,944	63,217
AXXENT, Inc. Class B (a)	298,881	8
BellSouth Corp.	6,547,970	175,813
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	41,555	6
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Loral Orion Network Systems, Inc.: - continued
warrants 1/15/07 (CV ratio .6) (a)	8,090	$ 1
McCaw International Ltd. warrants 4/16/07 (a)(e)	40,960	0
SBC Communications, Inc.	6,999,387	193,603
Verizon Communications, Inc.	3,677,900	121,371
		554,019
UTILITIES - 1.5%
Electric Utilities - 1.3%
Cinergy Corp.	300,000	10,170
Dominion Resources, Inc.	492,300	29,262
DPL, Inc.	1,229,279	22,865
Entergy Corp.	2,333,200	94,565
FirstEnergy Corp.	1,241,100	38,164
Northeast Utilities	2,037,410	33,923
		228,949
Gas Utilities - 0.0%
Kinder Morgan Management LLC	207,825	5,715
Kinder Morgan, Inc.	203	8
		5,723
Multi-Utilities & Unregulated Power - 0.2%
SCANA Corp.	973,200	28,855
TOTAL UTILITIES		263,527
TOTAL COMMON STOCKS (Cost $10,396,874)		10,741,672
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	501,100	12,157
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. $1.8125 PIERS	485,200	11,645
TOTAL CONSUMER DISCRETIONARY		23,802
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.5%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	561,900	$ 28,475
Lucent Technologies Capital Trust I $77.50 (e)	14,200	6,834
		35,309
Insurance - 0.3%
ACE Ltd. $4.125 PRIDES	300,300	19,219
Prudential Financial, Inc. $3.375	81,500	4,591
St. Paul Companies, Inc. $4.50	282,100	16,926
Travelers Property Casualty Corp. $1.125	289,800	6,374
		47,110
TOTAL FINANCIALS		82,419
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	224,100	12,507
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (e)	6,980	3,141
Motorola, Inc. $3.50	532,300	20,914
		24,055
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	573,300	21,029
TOTAL INFORMATION TECHNOLOGY		45,084
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	14,626	15
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cinergy Corp. $4.75 PRIDES	198,000	10,997
FPL Group, Inc. $4.00	103,900	5,273
TXU Corp. $4.375	278,900	13,005
		29,275
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Gas Utilities - 0.1%
El Paso Corp. $4.50	163,000	$ 6,487
Sempra Energy $2.125	352,100	7,512
		13,999
TOTAL UTILITIES		43,274
TOTAL CONVERTIBLE PREFERRED STOCKS		207,101
Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	6,030	5,878
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	9,690	7,980
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative	523	816
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	19,880	3,976
Wireless Telecommunication Services - 0.1%
Dobson Communications Corp. $122.50 pay-in-kind	1	0
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	648	324
Series E, $111.25 pay-in-kind	17,906	7,879
		8,203
TOTAL TELECOMMUNICATION SERVICES		12,179
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
UTILITIES - 0.0%
Electric Utilities - 0.0%
Entergy Gulf States, Inc. Series A, adj. rate	27,810	$ 2,767
TOTAL NONCONVERTIBLE PREFERRED STOCKS		29,620
TOTAL PREFERRED STOCKS (Cost $279,599)		236,721
Corporate Bonds - 15.9%
Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 1.1%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 19,020	6,809
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	34,870	14,450
EchoStar Communications Corp.:
4.875% 1/1/07 (e)	Caa1	30,000	20,700
4.875% 1/1/07	Caa1	7,460	5,147
Liberty Media Corp.:
4% 11/15/29 (e)	Baa3	17,982	8,416
3.5% 1/15/31 (e)	Baa3	14,140	9,332
News America, Inc. liquid yield option note 0% 2/28/21 (e)	Baa3	28,330	13,103
			71,148
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (e)	B1	6,310	5,537
TOTAL CONSUMER DISCRETIONARY			83,494
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Caa1	28,220	7,196
Navistar Financial Corp. 4.75% 4/1/09 (e)	Ba2	3,320	2,698
			9,894
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
FINANCIALS - continued
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	A3	$ 6,940	$ 5,914
TOTAL FINANCIALS			15,808
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Tenet Healthcare Corp. (Vencor, Inc.) 6% 12/1/05	Ba1	5,460	5,443
Total Renal Care Holdings 7% 5/15/09	B2	15,420	15,063
			20,506
INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.1%
Tyco International Group SA 0% 2/12/21	Ba2	17,030	11,932
Machinery - 0.1%
SPX Corp. liquid yield option note:
0% 2/6/21 (e)	Ba3	24,240	15,104
0% 2/6/21	Ba3	5,800	3,614
			18,718
TOTAL INDUSTRIALS			30,650
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Corning, Inc. 3.5% 11/1/08	Ba2	16,860	8,855
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	Baa2	8,250	7,437
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	23,765	9,656
Solectron Corp. liquid yield option note:
0% 5/8/20	Ba3	1,089	632
0% 11/20/20	Ba3	6,170	2,746
			20,471
TOTAL INFORMATION TECHNOLOGY			29,326
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	B-	8,380	11,141
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10	B3	$ 17,346	$ 9,323
6% 6/1/11 (e)	B3	1,657	944
6% 6/1/11	B3	3,665	2,089
			12,356
TOTAL CONVERTIBLE BONDS			203,281
Nonconvertible Bonds - 14.8%
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	1,660	1,635
Dana Corp. 10.125% 3/15/10 (e)	Ba3	4,340	4,253
Dura Operating Corp. 8.625% 4/15/12	B1	3,420	3,420
Lear Corp.:
7.96% 5/15/05	Ba1	4,795	4,903
8.11% 5/15/09	Ba1	500	516
			14,727
Hotels, Restaurants & Leisure - 0.6%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B	1,870	1,945
Domino's, Inc. 10.375% 1/15/09	B2	3,870	4,170
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	7,375	7,412
HMH Properties, Inc.:
7.875% 8/1/05	Ba3	2,930	2,827
7.875% 8/1/08	Ba3	1,850	1,730
Horseshoe Gaming LLC 8.625% 5/15/09	B2	16,100	16,261
International Game Technology 8.375% 5/15/09	Ba1	3,290	3,455
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,870	7,007
MGM Mirage, Inc. 8.5% 9/15/10	Ba1	2,890	2,977
Penn National Gaming, Inc. 8.875% 3/15/10	B3	5,540	5,457
Premier Parks, Inc.:
0% 4/1/08 (j)	B2	9,000	8,550
9.75% 6/15/07	B2	765	767
Six Flags, Inc.:
8.875% 2/1/10	B2	3,000	2,933
9.5% 2/1/09	B2	5,365	5,338
Station Casinos, Inc. 8.375% 2/15/08	B1	16,095	16,497
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	$ 5,505	$ 5,560
8.875% 8/15/11 (e)	B2	3,270	3,303
yankee 8.625% 12/15/07	B2	4,465	4,577
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	10,045	10,572
Wheeling Island Gaming, Inc. 10.125% 12/15/09	B3	2,410	2,446
			113,784
Household Durables - 0.2%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	6,260	6,197
8.875% 4/1/08	Ba2	810	808
Champion Enterprises, Inc. 11.25% 4/15/07 (e)	B2	1,335	908
D.R. Horton, Inc. 7.875% 8/15/11	Ba1	4,250	4,038
Pulte Homes, Inc. 7.875% 8/1/11	Baa3	5,200	5,568
Ryland Group, Inc. 9.125% 6/15/11	Ba3	3,580	3,580
Standard Pacific Corp. 9.25% 4/15/12	Ba3	1,815	1,761
WCI Communities, Inc. 10.625% 2/15/11	B1	2,725	2,698
			25,558
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09 (e)	B2	4,190	4,064
Media - 1.3%
AMC Entertainment, Inc.:
9.5% 2/1/11	Caa3	2,315	2,176
9.875% 2/1/12	Caa3	3,240	3,078
American Media Operations, Inc. 10.25% 5/1/09	B2	5,430	5,620
AOL Time Warner, Inc.:
6.875% 5/1/12	Baa1	9,230	7,699
7.7% 5/1/32	Baa1	6,940	5,345
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	Ba1	21,300	20,577
CanWest Media, Inc. 10.625% 5/15/11	B2	3,750	3,788
Chancellor Media Corp.:
8% 11/1/08	Ba1	4,475	4,363
8.125% 12/15/07	Ba2	2,290	2,176
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (j)	B2	$ 7,090	$ 2,694
0% 5/15/11 (j)	B2	3,700	1,184
8.625% 4/1/09	B2	8,230	5,061
10% 4/1/09	B2	1,540	986
10.25% 1/15/10	B2	5,915	3,786
10.75% 10/1/09	B2	1,935	1,219
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	3,835	3,758
Clear Channel Communications, Inc. 7.65% 9/15/10	Baa3	1,510	1,421
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	8,530	7,900
Corus Entertainment, Inc. 8.75% 3/1/12	B1	7,290	7,199
CSC Holdings, Inc.:
7.625% 4/1/11	Ba2	18,975	14,801
7.625% 7/15/18	Ba2	1,455	1,019
7.875% 2/15/18	Ba2	535	375
EchoStar DBS Corp. 9.375% 2/1/09	B1	17,015	15,994
Entravision Communications Corp. 8.125% 3/15/09 (e)	B3	6,010	5,980
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (j)	Ba1	905	943
International Cabletel, Inc. 11.5% 2/1/06 (d)(j)	Ca	13,490	2,024
Lamar Media Corp.:
8.625% 9/15/07	Ba3	240	245
9.25% 8/15/07	B1	815	839
LBI Media, Inc. 10.125% 7/15/12 (e)	B3	4,060	3,979
News America Holdings, Inc. 7.375% 10/17/08	Baa3	9,525	9,862
News America, Inc. 7.28% 6/30/28	Baa3	14,000	11,644
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	5,690	5,548
Pegasus Communications Corp.:
9.625% 10/15/05	B3	3,205	1,603
9.75% 12/1/06	B3	1,380	690
Penton Media, Inc. 11.875% 10/1/07 (e)	B3	7,850	4,710
Quebecor Media, Inc. 11.125% 7/15/11	B2	55	48
Radio One, Inc. 8.875% 7/1/11	B3	20,405	20,507
Regal Cinemas Corp. 9.375% 2/1/12 (e)	B3	5,885	6,120
Satelites Mexicanos SA de CV 6.31% 6/30/04 (e)(g)	B1	1,927	1,638
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Telewest PLC yankee:
9.625% 10/1/06	Caa3	$ 5,815	$ 1,337
11% 10/1/07 (j)	Caa3	5,675	1,305
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	17,000	14,219
Time Warner, Inc. 8.18% 8/15/07	Baa1	5,425	4,710
Yell Finance BV:
0% 8/1/11 (j)	B2	2,205	1,400
10.75% 8/1/11	B2	9,650	9,867
			231,437
TOTAL CONSUMER DISCRETIONARY			389,570
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	990	997
Food & Drug Retailing - 0.0%
Pathmark Stores, Inc. 8.75% 2/1/12	B2	1,530	1,507
Rite Aid Corp.:
6.125% 12/15/08 (e)	Caa3	3,005	1,803
6.875% 8/15/13	Caa3	1,795	987
			4,297
Food Products - 0.1%
Chiquita Brands International, Inc. 10.56% 3/15/09	-	2,753	2,849
Corn Products International, Inc. 8.25% 7/15/07	Ba1	4,995	4,745
Dean Foods Co.:
6.625% 5/15/09	B1	460	432
6.9% 10/15/17	B1	2,490	2,092
8.15% 8/1/07	B1	3,440	3,406
Del Monte Corp. 9.25% 5/15/11	B3	2,185	2,185
Michael Foods, Inc. 11.75% 4/1/11	B2	260	281
			15,990
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	Ba1	730	635
Pennzoil-Quaker State Co. 6.75% 4/1/09	Ba2	800	832
			1,467
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Personal Products - 0.0%
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	$ 1,245	$ 834
9% 11/1/06	Caa3	3,490	2,338
12% 12/1/05	Caa1	5,000	4,875
			8,047
Tobacco - 0.3%
Philip Morris Companies, Inc. 7% 7/15/05	A2	27,190	29,516
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	Baa2	8,490	8,906
7.25% 6/1/12	Baa2	9,000	9,272
			47,694
TOTAL CONSUMER STAPLES			78,492
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	B1	1,645	1,645
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	2,440	2,538
Key Energy Services, Inc. 8.375% 3/1/08	Ba3	1,390	1,418
			5,601
Oil & Gas - 0.4%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	4,340	4,438
8.125% 4/1/11	B1	13,665	13,426
8.5% 3/15/12	B1	4,610	4,529
Cross Timbers Oil Co. 8.75% 11/1/09	Ba3	3,155	3,313
Encore Acquisition Co. 8.375% 6/15/12 (e)	B2	3,510	3,510
Forest Oil Corp. 8% 12/15/11	Ba3	2,550	2,556
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	-	5,140	5,063
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,110	5,276
Series D, 10.25% 3/15/06	B2	4,055	4,187
Series F, 10.25% 3/15/06	B2	1,770	1,828
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	10,030	10,331
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Valero Energy Corp. 6.875% 4/15/12	Baa2	$ 7,055	$ 7,385
Vintage Petroleum, Inc. 8.25% 5/1/12	Ba3	6,200	6,076
			71,918
TOTAL ENERGY			77,519
FINANCIALS - 6.4%
Banks - 1.4%
Bank One NA, Chicago 5.5% 3/26/07	Aa2	10,525	11,043
BankBoston Corp. 6.625% 2/1/04	A2	2,900	3,023
Barclays Bank PLC yankee 8.55% 9/29/49 (e)(k)	Aa3	11,735	13,283
Capital One Bank:
6.375% 2/15/03	Baa2	12,900	12,177
6.65% 3/15/04	Baa2	3,400	3,072
Corporacion Andina de Fomento 6.875% 3/15/12	A2	6,580	6,683
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	6,740	7,296
FleetBoston Financial Corp. 7.25% 9/15/05	A1	21,970	23,827
HSBC Finance Nederland BV 7.4% 4/15/03 (e)	A1	3,000	3,098
KeyCorp. 4.625% 5/16/05	A2	11,060	11,348
Korea Development Bank:
6.625% 11/21/03	A3	14,825	15,471
7.125% 4/22/04	A3	9,000	9,606
7.375% 9/17/04	A3	3,890	4,208
Landesbank Baden-Wurttemberg 6.35% 4/1/12	Aaa	5,700	6,076
MBNA Corp.:
6.34% 6/2/03	Baa2	6,475	6,338
6.875% 11/15/02	Baa2	29,550	29,933
7.5% 3/15/12	Baa2	11,845	12,793
National Westminster Bank PLC yankee 7.375% 10/1/09	Aa2	9,775	10,927
PNC Funding Corp. 5.75% 8/1/06	A2	10,730	11,290
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	A1	10,000	10,190
7.816% 11/29/49	A1	1,535	1,694
8.817% 3/31/49	A1	7,630	8,542
9.118% 3/31/49	A1	4,460	5,308
Union Planters National Bank, Memphis 5.125% 6/15/07	A1	5,070	5,220
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Washington Mutual Bank 6.875% 6/15/11	A3	$ 8,300	$ 8,855
Washington Mutual, Inc. 5.625% 1/15/07	A3	11,975	12,475
			253,776
Diversified Financials - 4.3%
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	Baa1	6,500	6,963
American Airlines pass thru trust certificate 7.8% 4/1/08	B1	4,130	4,047
American Gen. Finance Corp. 5.875% 7/14/06	A1	33,300	35,171
Amvescap PLC:
5.9% 1/15/07	A2	7,005	7,253
6.375% 5/15/03	A2	13,050	13,387
6.6% 5/15/05	A2	6,750	7,263
Associates Corp. of North America 6% 7/15/05	Aa1	22,750	24,321
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	7,220	7,220
Capital One Financial Corp. 7.125% 8/1/08	Baa3	20,300	16,476
CIT Group, Inc.:
5.5% 2/15/04	A2	4,850	4,846
7.125% 10/15/04	A2	4,650	4,774
7.75% 4/2/12	A2	8,430	8,322
Conoco Funding Co. 6.35% 10/15/11	Baa1	11,365	11,953
Continental Airlines, Inc. pass thru trust certificate:
6.795% 8/2/18	Baa3	1,871	1,628
6.9% 1/2/17	Baa3	724	630
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	17,955	18,564
5.625% 5/15/07	A3	12,000	12,474
6.85% 6/15/04	A3	2,946	3,136
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	11,730	12,273
6.5% 1/15/12	Aa3	6,155	6,108
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	3,095	3,288
7.92% 5/18/12	Baa1	850	836
10.06% 1/2/16	Ba1	960	787
Deutsche Telekom International Finance BV 8.25% 6/15/05 (k)	Baa1	14,687	15,208
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Devon Financing Corp. U.L.C.:
6.875% 9/30/11	Baa2	$ 8,765	$ 9,321
7.875% 9/30/31	Baa2	17,000	18,610
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	Ba3	2,385	2,391
First Union Capital II 7.95% 11/15/29	A2	17,000	18,716
Ford Motor Credit Co.:
5.8% 1/12/09	A3	6,895	6,480
6.5% 1/25/07	A3	19,920	19,787
6.875% 2/1/06	A3	10,450	10,550
7.25% 10/25/11	A3	8,665	8,525
7.375% 10/28/09	A3	29,160	29,094
7.875% 6/15/10	A3	10,300	10,587
General Electric Capital Corp.:
6% 6/15/12	Aaa	9,600	9,771
6.125% 2/22/11	Aaa	16,000	16,402
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	16,080	16,547
6.75% 1/15/06	A2	5,720	5,952
6.875% 9/15/11	A2	13,890	13,727
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	7,295	7,591
Household Finance Corp.:
6.375% 10/15/11	A2	13,900	12,753
8% 5/9/05	A2	5,330	5,610
HSBC Capital Funding LP 9.547% 12/31/49 (e)(k)	A2	15,300	17,924
ING Capital Funding Trust III 8.439% 12/31/10	A1	23,850	26,621
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	15,550	15,861
5.625% 8/15/06	Aa3	7,525	7,859
6.75% 2/1/11	A1	22,085	23,114
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. III 9.125% 1/15/11	B1	1,380	1,283
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	Aa3	2,650	2,817
6.15% 1/26/06	Aa3	21,700	23,082
Morgan Stanley 6.6% 4/1/12	Aa3	10,695	11,064
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	9,280	9,386
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	$ 18,200	$ 18,326
7.875% 11/15/10	Baa3	20,865	21,545
Northwest Airlines pass thru trust certificate:
6.81% 2/1/20	A3	1,252	1,141
7.248% 7/2/14	Ba2	1,745	1,375
7.575% 3/1/19	A3	902	899
7.691% 4/1/17	Baa2	170	154
8.304% 9/1/10	Ba2	1,190	1,035
Petronas Capital Ltd. 7% 5/22/12 (e)	Baa1	8,965	9,346
Popular North America, Inc. 6.125% 10/15/06	A3	14,505	15,189
Powergen US Funding LLC 4.5% 10/15/04	Baa1	4,537	4,650
PTC International Finance BV 10.75% 7/1/07 (j)	B1	2,550	2,525
PTC International Finance II SA 11.25% 12/1/09	B1	7,255	7,182
Qwest Capital Funding, Inc.:
7% 8/3/09	B2	860	335
7.25% 2/15/11	B2	4,140	1,615
7.9% 8/15/10	B2	300	117
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	Baa1	11,600	11,785
SESI LLC 8.875% 5/15/11	B1	290	284
Sprint Capital Corp.:
6.875% 11/15/28	Baa3	35,875	24,601
8.75% 3/15/32	Baa3	10,295	7,571
TCI Communications Financing III 9.65% 3/31/27	Baa3	13,120	12,469
TXU Eastern Funding:
6.75% 5/15/09	Baa1	15,640	14,501
yankee 6.45% 5/15/05	Baa1	11,950	12,010
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	B2	1,765	741
6.875% 7/15/28	B2	1,340	482
UBS Preferred Funding Trust 1 8.622% 12/29/49	A1	15,800	17,827
Verizon Global Funding Corp. 6.125% 6/15/07	A1	12,100	12,427
			788,485
Real Estate - 0.7%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	895	934
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	8,720	9,193
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09 (e)	Ba3	$ 4,930	$ 4,782
Duke Realty LP 7.3% 6/30/03	Baa1	10,000	10,374
EOP Operating LP:
6.625% 2/15/05	Baa1	10,300	10,916
7.75% 11/15/07	Baa1	33,965	37,829
ERP Operating LP 7.1% 6/23/04	Baa1	10,300	11,120
Gables Realty LP:
5.75% 7/15/07	Baa2	11,440	11,640
6.8% 3/15/05	Baa2	1,595	1,684
LNR Property Corp. 9.375% 3/15/08	Ba3	6,345	6,155
ProLogis Trust:
6.7% 4/15/04	Baa1	3,970	4,153
7.05% 7/15/06	Baa1	10,000	10,655
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	5,910	5,851
			125,286
TOTAL FINANCIALS			1,167,547
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc.:
9.75% 12/1/06	Caa1	3,890	3,734
11.625% 12/1/06	B2	2,715	2,932
Boston Scientific Corp. 6.625% 3/15/05	Baa2	1,630	1,630
			8,296
Health Care Providers & Services - 0.2%
Alderwoods Group, Inc. 11% 1/2/07	-	6,947	6,913
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,110	1,121
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1	1,980	2,039
Coventry Health Care, Inc. 8.125% 2/15/12	Ba3	2,840	2,925
HealthSouth Corp.:
7.625% 6/1/12 (e)	Ba1	1,060	938
8.375% 10/1/11	Ba1	4,090	3,783
8.5% 2/1/08	Ba1	1,590	1,495
10.75% 10/1/08	Ba2	1,860	1,907
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	-	$ 9,440	$ 1
Medpartners, Inc. 7.375% 10/1/06	Ba2	2,655	2,648
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (e)	B3	4,085	3,932
Service Corp. International (SCI) 7.2% 6/1/06	B1	1,500	1,290
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	3,430	3,773
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	2,305	2,518
Triad Hospitals, Inc. 8.75% 5/1/09	B1	5,725	5,897
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	2,855	2,912
			44,092
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10 (e)	Caa1	4,990	4,616
Biovail Corp. 7.875% 4/1/10	B2	9,430	9,100
			13,716
TOTAL HEALTH CARE			66,104
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	8,765	9,138
Raytheon Co. 7.9% 3/1/03	Baa3	40,685	41,579
Transdigm, Inc.:
10.375% 12/1/08	B3	265	274
10.375% 12/1/08 (e)	B3	990	1,022
			52,013
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	Ba3	4,765	3,097
8.54% 1/2/07	Ba1	626	526
			3,623
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	2,220	2,065
7.875% 1/1/09	Ba3	7,430	6,743
8.5% 12/1/08	Ba3	4,340	3,949
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	10,940	10,174
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
AP Holdings, Inc. 0% 3/15/08 (j)	C	$ 1,380	$ 235
Browning-Ferris Industries, Inc. 9.25% 5/1/21	Ba3	1,350	1,148
Iron Mountain, Inc.:
8.25% 7/1/11	B2	815	778
8.625% 4/1/13	B2	3,955	3,896
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	B2	3,920	4,038
Mail-Well I Corp. 9.625% 3/15/12 (e)	B1	2,955	2,334
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	795	763
World Color Press, Inc.:
7.75% 2/15/09	Baa2	4,080	3,917
8.375% 11/15/08	Baa2	260	267
			40,307
Industrial Conglomerates - 0.1%
Tyco International Group SA:
6.125% 11/1/08	Ba2	160	121
6.875% 1/15/29	Ba2	6,000	4,260
yankee:
6.375% 10/15/11	Ba2	9,465	7,051
6.75% 2/15/11	Ba2	12,345	9,259
			20,691
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	Ba3	810	859
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	760	790
			1,649
Marine - 0.0%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	B2	1,780	1,335
10.25% 11/15/06	B2	3,750	2,400
			3,735
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	20,000	21,021
Kansas City Southern Railway Co.:
7.5% 6/15/09 (e)	Ba2	6,170	6,178
9.5% 10/1/08	Ba2	460	492
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - continued
TFM SA de CV:
10.25% 6/15/07	B1	$ 5,990	$ 5,631
11.75% 6/15/09 (j)	B1	3,400	3,230
			36,552
TOTAL INDUSTRIALS			158,570
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 7.625% 6/15/12 (e)	Ba3	4,065	4,075
Motorola, Inc. 8% 11/1/11	Baa2	20,530	19,179
			23,254
Computers & Peripherals - 0.1%
Hewlett-Packard Co.:
5.5% 7/1/07	A3	10,435	10,518
6.5% 7/1/12	A3	9,350	9,350
Seagate Technology HDD Holdings 8% 5/15/09 (e)	Ba2	2,930	2,813
			22,681
Electronic Equipment & Instruments - 0.1%
Fisher Scientific International, Inc. 8.125% 5/1/12	B3	2,665	2,632
Flextronics International Ltd. 9.875% 7/1/10	Ba2	3,640	3,658
			6,290
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	1,340	1,394
10.5% 2/1/09	B2	850	901
Micron Technology, Inc. 6.5% 9/30/05 (h)	Ba2	9,000	7,830
			10,125
TOTAL INFORMATION TECHNOLOGY			62,350
MATERIALS - 0.6%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11	B3	3,770	3,883
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	B3	$ 1,710	$ 1,710
Huntsman International LLC 9.875% 3/1/09 (e)	B3	3,700	3,709
Lyondell Chemical Co.:
9.5% 12/15/08	Ba3	1,910	1,748
9.625% 5/1/07	Ba3	2,155	2,026
9.875% 5/1/07	Ba3	1,350	1,256
11.125% 7/15/12	Ba3	2,370	2,275
OM Group, Inc. 9.25% 12/15/11	B3	5,370	5,209
			21,816
Containers & Packaging - 0.2%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (e)	B2	9,730	9,681
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	1,980	1,792
7.35% 5/15/08	B3	800	704
7.5% 5/15/10	B3	770	678
7.8% 5/15/18	B3	350	280
7.85% 5/15/04	B3	4,080	3,815
8.1% 5/15/07	B3	1,630	1,467
Packaging Corp. of America 9.625% 4/1/09	Ba2	11,315	12,220
Riverwood International Corp. 10.625% 8/1/07	B3	4,600	4,784
Sealed Air Corp.:
6.95% 5/15/09 (e)	Baa3	3,880	2,328
8.75% 7/1/08 (e)	Baa3	1,350	945
			38,694
Metals & Mining - 0.2%
AK Steel Corp.:
7.75% 6/15/12 (e)	B1	4,940	4,940
7.875% 2/15/09	B1	1,770	1,761
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	8,855	8,501
7.5% 11/15/06	B3	1,240	1,110
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	2,930	3,106
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	5,304	5,476
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Phelps Dodge Corp.:
8.75% 6/1/11	Baa3	$ 260	$ 263
9.5% 6/1/31	Baa3	4,280	4,323
			29,480
Paper & Forest Products - 0.1%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	280	252
8.125% 5/15/11	Ba1	910	801
8.875% 5/15/31	Ba1	1,230	1,033
Norske Skog Canada Ltd. 8.625% 6/15/11	Ba2	510	513
Stone Container Corp.:
8.375% 7/1/12 (e)	B2	2,710	2,724
9.75% 2/1/11	B2	2,320	2,436
Weyerhaeuser Co.:
6.125% 3/15/07 (e)	Baa2	9,400	9,842
7.375% 3/15/32 (e)	Baa2	7,800	7,925
			25,526
TOTAL MATERIALS			115,516
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.9%
AT&T Corp.:
6.5% 3/15/29	Baa2	31,860	22,302
7.3% 11/15/11 (e)	Baa2	7,385	6,277
AXXENT, Inc. 15% 12/30/04 (d)(h)	-	11,485	345
British Telecommunications PLC:
8.375% 12/15/10 (k)	Baa1	8,000	8,812
8.875% 12/15/30 (k)	Baa1	1,735	1,903
Citizens Communications Co. 8.5% 5/15/06	Baa2	11,725	9,413
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (d)(j)	Ca	7,735	1,006
11.75% 12/15/05 (d)(j)	Ca	2,300	299
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	10,550	10,571
NTL Communications Corp. 0% 10/1/08 (d)(j)	Ca	745	97
NTL, Inc. 0% 4/1/08 (d)(j)	Ca	945	123
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	Ba3	$ 515	$ 469
Qwest Corp. 8.875% 3/15/12 (e)	Ba3	11,030	8,714
Rogers Cantel, Inc. yankee 9.375% 6/1/08	Ba3	2,575	1,725
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	16,450	16,829
Telefonos de Mexico SA de CV 8.25% 1/26/06	A3	28,050	28,821
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (d)	C	11,250	309
7.7% 7/20/29 (d)	C	9,619	265
Telewest Communications PLC:
9.875% 2/1/10	Caa3	2,045	450
11.25% 11/1/08	Caa3	2,325	512
TELUS Corp. 7.5% 6/1/07	Ba1	30,125	18,527
Tritel PCS, Inc.:
0% 5/15/09 (j)	Baa2	11,614	8,652
10.375% 1/15/11	Baa2	831	673
U.S. West Communications:
7.2% 11/1/04	Ba3	5,635	4,564
7.2% 11/10/26	Ba3	845	566
7.25% 9/15/25	Ba3	840	567
WorldCom, Inc.:
6.4% 8/15/05 (d)	Ca	4,520	565
6.5% 5/15/04 (d)	Ca	2,655	332
7.375% 1/15/06 (d)(e)	D	590	74
7.5% 5/15/11 (d)	Ca	23,095	2,887
8% 5/16/06 (d)	Ca	6,230	779
8.25% 5/15/31 (d)	Ca	10,155	1,269
			158,697
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	2,600	2,028
8.75% 3/1/31	Baa2	19,420	13,485
Cingular Wireless LLC:
5.625% 12/15/06 (e)	A3	5,000	4,707
6.5% 12/15/11 (e)	A3	3,900	3,456
Crown Castle International Corp.:
9.375% 8/1/11	B3	6,995	4,477
9.5% 8/1/11	B3	555	344
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp.: - continued
10.75% 8/1/11	B3	$ 2,285	$ 1,531
Dobson Communications Corp. 10.875% 7/1/10	B3	695	452
Echostar Broadband Corp. 10.375% 10/1/07	B1	11,085	10,642
Millicom International Cellular SA 13.5% 6/1/06 (j)	Caa1	7,800	2,730
Nextel Communications, Inc.:
9.375% 11/15/09	B3	8,170	5,311
9.5% 2/1/11	B3	17,300	11,072
12% 11/1/08	B3	1,450	1,066
Orange PLC yankee 9% 6/1/09	Baa3	9,075	8,440
PanAmSat Corp.:
6.125% 1/15/05	Ba2	1,780	1,638
6.375% 1/15/08	Ba2	2,720	2,448
Rogers Wireless, Inc. 9.625% 5/1/11	Ba3	4,620	2,957
SpectraSite Holdings, Inc.:
0% 4/15/09 (j)	Caa3	2,640	634
10.75% 3/15/10	Caa3	3,685	1,437
12.5% 11/15/10	Caa3	2,370	1,019
TeleCorp PCS, Inc. 0% 4/15/09 (j)	Baa2	1,649	1,220
			81,094
TOTAL TELECOMMUNICATION SERVICES			239,791
UTILITIES - 1.8%
Electric Utilities - 1.3%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (e)	Baa2	4,630	4,008
Avon Energy Partners Holdings:
6.46% 3/4/08 (e)	Baa3	25,500	25,532
6.73% 12/11/02 (e)	Baa3	17,000	17,141
7.05% 12/11/07 (e)	Baa3	18,000	18,594
CMS Energy Corp.:
7.5% 1/15/09	B3	2,430	1,604
8.5% 4/15/11	B3	1,500	990
9.875% 10/15/07	B3	9,145	6,493
Constellation Energy Group, Inc.:
6.35% 4/1/07	Baa1	10,595	10,504
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Constellation Energy Group, Inc.: - continued
7% 4/1/12	Baa1	$ 6,865	$ 6,577
Dominion Resources, Inc. 6.25% 6/30/12	Baa1	5,855	5,590
Edison International 6.875% 9/15/04	B3	1,880	1,560
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	11,600	9,922
6.45% 11/15/11	Baa2	8,495	6,823
Hydro-Quebec 6.3% 5/11/11	A1	47,300	51,432
Illinois Power Co. 7.5% 6/15/09	Ba2	9,760	7,564
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	A3	23,335	19,917
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	5,060	5,949
Oncor Electric Delivery Co. 6.375% 5/1/12	A3	1,875	1,890
Pacific Gas & Electric Co.:
7.05% 3/1/24	B3	800	736
9.625% 11/1/05 (e)	Caa2	2,240	2,240
PSEG Energy Holdings, Inc.:
8.5% 6/15/11	Baa3	805	491
8.625% 2/15/08	Baa3	2,525	1,566
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	12,500	9,247
Sierra Pacific Power Co. 8% 6/1/08	Ba2	1,465	1,377
Southern California Edison Co. 7.625% 1/15/10	Ba3	3,545	3,013
TECO Energy, Inc.:
6.125% 5/1/07	A3	11,765	12,043
7% 5/1/12	A3	4,550	4,482
Texas Utilities Co. 6.375% 1/1/08	Baa3	3,970	3,686
			240,971
Gas Utilities - 0.3%
CMS Panhandle Holding Co. 6.5% 7/15/09	Ba2	1,550	1,209
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	4,530	4,794
El Paso Energy Corp. 7.75% 1/15/32	Baa2	530	390
KeySpan Corp.:
7.25% 11/15/05	A3	12,120	13,209
7.625% 11/15/10	A3	8,945	9,997
Northwest Pipeline Corp. 6.625% 12/1/07	Ba2	1,325	1,047
Panhandle Eastern Pipe Line Co. 7.2% 8/15/24	Ba2	395	280
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Sempra Energy 7.95% 3/1/10	A2	$ 6,240	$ 6,708
Tennessee Gas Pipeline Co. 7.625% 4/1/37	Baa1	6,780	5,377
Texas Eastern Transmission Corp.:
5.25% 7/15/07	A2	2,905	2,916
7.3% 12/1/10	A2	12,250	12,895
Transcontinental Gas Pipe Line 6.25% 1/15/08	Ba2	3,650	2,811
			61,633
Multi-Utilities & Unregulated Power - 0.2%
AES Corp.:
8.75% 6/15/08	Ba3	700	280
8.875% 2/15/11	Ba3	1,020	408
9.375% 9/15/10	Ba3	5,235	2,094
9.5% 6/1/09	Ba3	5,160	2,116
Western Resources, Inc.:
7.875% 5/1/07 (e)	Ba1	4,810	4,473
9.75% 5/1/07 (e)	Ba2	5,420	4,770
Williams Companies, Inc.:
7.125% 9/1/11	B1	21,775	10,017
7.5% 1/15/31	B1	4,771	2,075
8.125% 3/15/12 (e)	B1	9,205	4,142
			30,375
TOTAL UTILITIES			332,979
TOTAL NONCONVERTIBLE BONDS			2,688,438
TOTAL CORPORATE BONDS (Cost $3,085,879)			2,891,719
U.S. Government and Government Agency Obligations - 6.6%

U.S. Government Agency Obligations - 2.6%
Fannie Mae:
3.625% 4/15/04	Aaa	31,710	32,403
5% 5/14/07	Aaa	60,100	61,942
5.125% 2/13/04	Aaa	4,590	4,792
5.25% 6/15/06	Aaa	19,470	20,630
U.S. Government and Government Agency Obligations - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 5/2/06	Aa2	$ 24,395	$ 26,125
6.25% 2/1/11	Aa2	10,885	11,708
6.25% 7/19/11	Aaa	52,100	54,642
7% 7/15/05	Aaa	41,400	45,907
7.125% 6/15/10	Aaa	24,130	27,754
7.25% 1/15/10	Aaa	1,340	1,551
Freddie Mac:
3.875% 2/15/05	Aaa	40,575	41,638
5.75% 1/15/12	Aaa	60,000	62,897
5.875% 3/21/11	Aa2	34,910	36,627
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	Aaa	6,081	6,848
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	491	502
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	-	22,174	24,112
Private Export Funding Corp. secured 6.86% 4/30/04	Aaa	938	991
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			461,069
U.S. Treasury Obligations - 4.0%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	231,986	253,409
6.375% 8/15/27	Aaa	2,575	2,886
8.875% 8/15/17	Aaa	53,265	73,743
9.875% 11/15/15	Aaa	2,360	3,474
11.25% 2/15/15	Aaa	59,890	95,471
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	67,040	67,488
4.375% 5/15/07	Aaa	3,035	3,157
U.S. Government and Government Agency Obligations - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5% 8/15/11	Aaa	$ 14,060	$ 14,664
5.75% 11/15/05	Aaa	199,640	217,155
TOTAL U.S. TREASURY OBLIGATIONS			731,447
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,138,579)			1,192,516
U.S. Government Agency - Mortgage Securities - 14.5%

Fannie Mae - 9.1%
5.5% 10/1/08 to 4/1/17	Aaa	149,738	153,046
6% 10/1/08 to 6/1/32	Aaa	396,335	402,605
6% 8/1/32 (f)	Aaa	60,000	60,506
6.5% 1/1/24 to 11/1/31 (i)	Aaa	602,941	621,456
6.5% 8/1/32 (f)	Aaa	335,517	344,953
7% 5/1/23 to 5/1/32	Aaa	34,761	36,293
7.5% 8/1/07 to 11/1/31	Aaa	43,817	46,431
8.5% 1/1/09 to 6/1/21	Aaa	28	30
10% 8/1/17	Aaa	21	24
TOTAL FANNIE MAE			1,665,344
Freddie Mac - 0.0%
8% 10/1/16 to 4/1/20	Aaa	968	1,045
Government National Mortgage Association - 5.4%
6% 9/15/08 to 12/15/10	Aaa	10,687	11,156
6.5% 6/15/23 to 10/15/31	Aaa	83,015	86,078
7% 10/15/17 to 4/15/32	Aaa	384,192	401,858
7% 8/1/32 (f)	Aaa	216,822	226,308
7.5% 8/15/21 to 11/15/28	Aaa	72,588	77,231
8% 4/15/06 to 5/15/32	Aaa	57,737	61,783
8% 8/1/32 (f)	Aaa	105,000	112,317
8.5% 11/15/05 to 1/15/31	Aaa	3,511	3,788
8.5% 8/1/32 (f)	Aaa	494	534
9% 3/15/10 to 5/15/22	Aaa	423	467
U.S. Government Agency - Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
9.5% 3/15/23	Aaa	$ 31	$ 35
11% 7/20/13 to 7/20/20	Aaa	576	670
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			982,225
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,567,602)			2,648,614
Asset-Backed Securities - 0.7%

American Express Credit Account Master Trust:
2.19% 12/15/08 (g)	A1	13,200	13,187
6.1% 12/15/06	A1	14,200	15,014
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	A2	4,407	4,552
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	9,800	10,258
5.71% 9/15/05	A1	5,895	6,199
Honda Auto Receivables Owner Trust 5.09% 10/18/06	Aaa	9,905	10,282
Household Home Equity Loan Trust 2.14% 4/20/32 (g)	Aaa	27,148	27,148
Sears Credit Account Master Trust II:
2.13% 6/16/08 (g)	A1	16,300	16,249
6.75% 9/16/09	Aaa	22,525	24,633
TOTAL ASSET-BACKED SECURITIES (Cost $123,165)			127,522
Commercial Mortgage Securities - 0.9%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 5.0746% 8/1/24 (e)(g)	-	6,080	4,317
CBM Funding Corp. sequential pay Series 1996-1 Class C, 7.86% 2/1/08	BBB	12,500	13,734
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	10,600	11,960
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	16,060	17,048
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (e)	A2	6,000	6,548
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1788% 4/29/39 (e)(g)	-	$ 2,900	$ 2,433
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	22,870	25,343
Series 1996-C1 Class F, 7.86% 11/15/06 (e)	Ba1	3,500	3,536
Series 1999-C1 Class D, 7.0729% 5/15/33 (g)	BBB	6,410	6,830
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (g)	Baa3	20,000	20,075
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9662% 4/25/21 (g)	Caa1	1,362	1,212
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (e)	-	6,500	4,806
Structured Asset Securities Corp.:
Series 1992-M1 Class C, 7.05% 11/25/02	B2	2,200	2,237
Series 1995-C1 Class F, 7.375% 9/25/24 (e)	-	3,000	2,993
Series 1996-CFL Class E, 7.75% 2/25/28	AAA	10,643	10,935
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (e)	Aaa	32,000	34,590
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $157,250)			168,597
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	10,775	11,085
Malaysian Government 7.5% 7/15/11	Baa2	7,280	7,953
Nova Scotia Province 5.75% 2/27/12	A3	11,740	12,236
Ontario Province 6% 2/21/06	AA	15,600	16,912
Polish Government 6.25% 7/3/12	Baa1	8,925	9,014
Quebec Province yankee 7.125% 2/9/24	A1	2,560	2,847
United Mexican States:
7.5% 1/14/12	Baa2	12,100	11,979
8.5% 2/1/06	Baa2	13,075	13,925
9.875% 2/1/10	Baa2	5,640	6,235
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $88,303)			92,186
Floating Rate Loans - 0.0%
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6635% 7/21/06 (g)	Ba3	$ 2,705	$ 2,624
Tranche C term loan 4.9311% 7/21/07 (g)	Ba3	3,246	3,149
TOTAL FLOATING RATE LOANS (Cost $5,764)			5,773
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.84% (c) (Cost $757,664)	757,664,371	757,664
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 7/31/02 due 8/1/02 (Cost $3,766)	$ 3,766	3,766
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $18,604,445)		18,866,750
NET OTHER ASSETS - (3.6)%		(656,972)
NET ASSETS - 100%		$ 18,209,778
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $477,192,000 or 2.6% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 10,978
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 6,965
(i) A portion of the security is subject to a forward commitment to sell.
(j) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(k) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	26.6%
Baa	5.4%
Ba	2.2%
B	2.8%
Caa, Ca, C	0.5%
D	0.0%
Not Rated	0.3%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $15,529,077,000 and $16,013,144,000, respectively, of which long-term U.S. government and government agency obligations aggregated $10,071,308,000 and $10,590,055,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,175,000 or 0% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $22,510,000. The weighted average interest rate was 1.82%. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $5,773,000 or 0% of net assets.
Income Tax Information
The fund hereby designates approximately $378,628,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		July 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $3,766) (cost $ 18,604,445) - See accompanying schedule		$ 18,866,750
Commitment to sell securities on a delayed delivery basis	$ (205,625)
Receivable for securities sold on a delayed delivery basis	204,719	(906)
Receivable for investments sold, regular delivery		38,754
Receivable for fund shares sold		11,171
Dividends receivable		16,983
Interest receivable		91,915
Other receivables		94
Total assets		19,024,761
Liabilities
Payable to custodian bank	603
Payable for investments purchased Regular delivery	43,835
Delayed delivery	743,618
Payable for fund shares redeemed	16,961
Accrued management fee	6,578
Other payables and accrued expenses	3,388
Total liabilities		814,983
Net Assets		$ 18,209,778
Net Assets consist of:
Paid in capital		$ 17,926,231
Undistributed net investment income		58,137
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,020)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		261,430
Net Assets, for 1,140,616 shares outstanding		$ 18,209,778
Net Asset Value, offering price and redemption price per share ($18,209,778 ÷ 1,140,616 shares)		$ 15.96

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended July 31, 2002
Investment Income
Dividends		$ 243,806
Interest		491,327
Security lending		52
Total income		735,185
Expenses
Management fee	$ 86,033
Transfer agent fees	40,716
Accounting and security lending fees	1,409
Non-interested trustees' compensation	80
Custodian fees and expenses	509
Registration fees	164
Audit	187
Legal	103
Interest	3
Miscellaneous	929
Total expenses before reductions	130,133
Expense reductions	(2,022)	128,111
Net investment income (loss)		607,074
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(15,814)
Foreign currency transactions	121
Total net realized gain (loss)		(15,693)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,682,062)
Assets and liabilities in foreign currencies	14
Delayed delivery commitments	1,110
Total change in net unrealized appreciation (depreciation)		(2,680,938)
Net gain (loss)		(2,696,631)
Net increase (decrease) in net assets resulting from operations		$ (2,089,557)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 607,074	$ 676,383
Net realized gain (loss)	(15,693)	826,193
Change in net unrealized appreciation (depreciation)	(2,680,938)	35,205
Net increase (decrease) in net assets resulting from operations	(2,089,557)	1,537,781
Distributions to shareholders from net investment income	(638,412)	(674,908)
Distributions to shareholders from net realized gain	(392,174)	(1,106,677)
Total distributions	(1,030,586)	(1,781,585)
Share transactions Net proceeds from sales of shares	2,505,963	2,529,266
Reinvestment of distributions	976,519	1,692,134
Cost of shares redeemed	(3,073,941)	(4,022,247)
Net increase (decrease) in net assets resulting from share transactions	408,541	199,153
Total increase (decrease) in net assets	(2,711,602)	(44,651)
Net Assets
Beginning of period	20,921,380	20,966,031
End of period (including undistributed net investment income of $58,137 and undistributed net investment income of $116,049, respectively)	$ 18,209,778	$ 20,921,380
Other Information Shares
Sold	143,549	134,877
Issued in reinvestment of distributions	56,126	90,330
Redeemed	(178,269)	(214,077)
Net increase (decrease)	21,406	11,130

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.69	$ 18.92	$ 20.22	$ 21.09	$ 20.37
Income from Investment Operations
Net investment income (loss) B	.53	.61	.61	.64	.69
Net realized and unrealized gain (loss)	(2.35)	.78	(.36)	.73	1.68
Total from investment operations	(1.82)	1.39	.25	1.37	2.37
Distributions from net investment income	(.56)	(.61)	(.58)	(.68)	(.69)
Distributions from net realized gain	(.35)	(1.01)	(.97)	(1.56)	(.96)
Total distributions	(.91)	(1.62)	(1.55)	(2.24)	(1.65)
Net asset value, end of period	$ 15.96	$ 18.69	$ 18.92	$ 20.22	$ 21.09
Total Return A	(10.06)%	7.56%	1.34%	8.03%	12.56%
Ratios to Average Net Assets C
Expenses before expense reductions	.65%	.64%	.64%	.64%	.64%
Expenses net of voluntary waivers, if any	.65%	.64%	.64%	.64%	.64%
Expenses net of all reductions	.64%	.63%	.63%	.63%	.63%
Net investment income (loss)	3.03%	3.23%	3.24%	3.23%	3.40%
Supplemental Data
Net assets, end of period (in millions)	$ 18,210	$ 20,921	$ 20,966	$ 25,740	$ 24,940
Portfolio turnover rate	79%	67%	62%	80%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Puritan Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,185,929	|
Unrealized depreciation	(1,926,927)
Net unrealized appreciation (depreciation)	259,002
Undistributed ordinary income	50,353
Total Distributable earnings	$ 309,355
Cost for federal income tax purposes	$ 18,607,748

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 651,959	|
Long-term Capital Gains	378,627
Total	$ 1,030,586

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $186 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $16,526 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,483 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $78 and $461, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at July 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Puritan Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Puritan Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Puritan Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (46)

Year of Election or Appointment: 2000

Vice President of Puritan Fund. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Kevin E. Grant (42)

Year of Election or Appointment: 1995

Vice President of Puritan Fund. Mr. Grant also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Puritan Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Puritan Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Puritan Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Puritan Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Puritan Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 5.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 24%, 24%, 45%, and 45% of the dividends distributed in September, December, March and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

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Fidelity®

Low-Priced Stock

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Low-Priced Stock	4.79%	66.29%	341.44%
Fidelity Low-Priced Stock (incl. 3.00% sales charge)	1.65%	61.30%	328.20%
Russell 2000 ®	-17.96%	0.82%	132.05%
Small Cap Funds Average	-19.45%	7.31%	156.87%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 ® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,032 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.*

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Low-Priced Stock	4.79%	10.71%	16.01%
Fidelity Low-Priced Stock (incl. 3.00% sales charge)	1.65%	10.03%	15.66%
Russell 2000	-17.96%	0.16%	8.78%
Small Cap Funds Average	-19.45%	0.78%	9.42%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Low-Priced Stock Fund on July 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by July 31, 2002, the value of the investment would have grown to $42,820 - a 328.20% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,205 - a 132.05% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Lipper SM small-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, one year, five year, and 10 year cumulative total returns for the small-cap value funds average were -6.88%, 27.51%, and 217.20%, respectively. The one year, five year, and 10 year average annual total returns were -6.88%, 4.76%, and 11.94%, respectively. The one year, five year, and 10 year cumulative total returns for the small-cap supergroup average were -18.46%, 12.97%, and 168.15%, respectively. The one year, five year, and 10 year average annual total returns were -18.46%, 1.82%, and 9.95%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with Joel Tillinghast, Portfolio Manager of Fidelity Low-Priced Stock Fund

Q. How did the fund perform, Joel?

A. The fund turned in a strong performance during the first half of the period, then gave back some of its gains during the second half. Overall, the fund returned 4.79% for the 12 months that ended July 31, 2002. The Russell 2000 Index returned -17.96% during this same period, while the small-cap funds average, as tracked by Lipper Inc., returned -19.45%.

Q. Why the tale of two halves?

A. In the past year, I emphasized recession-resistant, steady growers, and companies with specific reasons why they could increase profits even during a wide profit slowdown. Investments in small-ticket consumer goods stores and moderately priced restaurants, for example, contributed significantly to performance. As the profit slowdown dragged on, however, even steady businesses saw some weakness. I also positioned the fund to be ready for an economic recovery, but my purchases of regional airline and semiconductor stocks, for instance, hurt performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did concerns about corporate integrity affect the fund?

A. Many of the high-profile stories involved formerly large companies, so as a mostly small-cap fund, our problem stocks generally were not in the headlines. The fund did buy some fallen angels where we felt the stocks had fallen below their business values, but sometimes those value estimates were moving targets. In general, the fund favors companies with solid balance sheets and cash flow sufficient to fund growth. This approach helped us avoid many, but not all, disasters, as we did suffer from several small-scale bankruptcies within the finance sector.

Q. Technology stocks continued to struggle, but your stock picking within the group was strong. What was your strategy?

A. This was a difficult period for technology companies, with very few exciting new product stories. The best technology performers were leaders in stable categories that had low operating costs and strong overall financial positions. One example was CDW Computer - the leading direct marketer of computers and peripherals to small businesses and to the U.S. government. CDW had lower operating expenses than its competitors during the period, and was debt-free. Zebra Technologies, the largest bar-code printer company, benefited from increased sales of its wireless printers and also was debt-free. Both stocks performed very well during the period.

Q. Relative to its index, half of the fund's 20 best contributors fell into the consumer category. Why?

A. Strong consumer spending helped fill the void left by a continued decrease in capital spending. Reflecting the tough economy, consumers also were more sensible about how they spent their money, preferring more moderately priced items to higher-end luxury goods. This trend helped several of the fund's investments perform well, including off-price apparel retailer Ross Stores, which was our best individual performer. Fossil - which sells reasonably priced watches and other items - also performed well, as did several restaurant holdings - such as Outback Steakhouse, Applebee's and Sonic, all of which offer value on their menus. Homebuilders D.R. Horton and M/I Schottenstein Homes both benefited from strong home prices.

Q. What factors held the fund back?

A. In hindsight, I was too cautious on bank stocks, fearing an increase in bad loan activity that didn't occur. Several bad stock picks also detracted from performance, including Computer Associates - which fell under accounting scrutiny - and C&D Technologies, which makes backup power supplies for the ailing telecommunications industry. The fund's stake in BJ's Wholesale Club also proved disappointing.

Q. What's your outlook?

A. It's too soon to tell whether we're seeing an economic recovery, but there are some positive early signs. One is that trucking and transportation companies reported good earnings during the second quarter of 2002. In order to have a recovery, you need to move goods around the country. Another group to watch closely is semiconductors, which essentially form the beginning of the technology food chain. If I see improvement there, I may look to add some more aggressive-growth names to the portfolio.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing mainly in low-priced common stocks ($35 or less at time of purchase)

Fund number: 316

Trading symbol: FLPSX

Start date: December 27, 1989

Size: as of July 31, 2002, more than $15.6 billion

Manager: Joel Tillinghast, since 1989; analyst, various industries, 1986-1989; joined Fidelity in 1986

3

Joel Tillinghast talks about the fund's closing and its expanded investment universe:

"One of the frustrating things about being a small-cap investor is that smaller stocks aren't always as liquid as you'd like them to be - that is, they can be harder to buy or sell because they don't have as many outstanding shares as larger companies do. This can be a problem for the fund during periods of heavy new inflows - such as we experienced from January through May - because it makes it harder for me to keep that new money working. Because of this, we decided to close the fund to new investors in mid-May.

"The closing came at an opportune time because as the market continued to struggle, we saw many mid- and large-cap stocks become small- and mid-cap stocks - and the $35-and-under stock price universe grew substantially. In all, more than 230 U.S. companies fell into this group during the period, including blue-chip names such as General Electric and Home Depot. As a result, we've been trying to find companies that we feel have an element to their business that will make them successful once again. Drug stock Bristol-Myers Squibb, for example, faced many problems during the period but the company's long-term growth potential, in our view, was difficult to overlook. We're all getting older, and we'll always need good medicine."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
CVS Corp.	2.2	2.6
D.R. Horton, Inc.	1.4	1.7
Lafarge North America, Inc.	1.3	0.4
HealthSouth Corp.	1.1	0.4
The PMI Group, Inc.	1.1	1.1
Outback Steakhouse, Inc.	1.0	1.3
Ross Stores, Inc.	0.9	1.0
Renal Care Group, Inc.	0.8	0.6
Applebee's International, Inc.	0.8	1.0
Sonic Corp.	0.8	0.8
	11.4
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	24.9
Financials	13.7	13.2
Information Technology	11.7	13.0
Industrials	11.1	10.7
Health Care	9.2	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 85.1%		Stocks 82.4%
	Convertible Securities 0.4%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 14.5%		Short-Term Investments and Net Other Assets 17.0%
* Foreign investments	12.4%	** Foreign investments	12.6%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 85.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 24.5%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	50,000	$ 1,275
ArvinMeritor, Inc. (d)	5,053,000	106,921
Dura Automotive Systems, Inc. Class A (a)(d)	1,560,074	21,732
FCC Co. Ltd.	75,000	1,577
Federal Screw Works (d)	136,000	5,305
Fuji Oozx, Inc.	200,000	337
Intermet Corp. (d)	1,455,210	11,627
Murakami Corp. (d)	800,000	3,344
Owari Precise Products Co. Ltd.	350,000	517
Piolax, Inc. (d)	800,000	5,113
Spartan Motors, Inc.	218,200	2,760
Stoneridge, Inc. (a)(d)	2,239,700	37,291
Strattec Security Corp. (a)(d)	528,700	22,216
Tachi-S Co. Ltd.	1,100,000	5,700
Tochigi Fuji Industrial Co. Ltd.	600,000	1,141
Transpro, Inc. (a)(d)	644,925	3,321
		230,177
Distributors - 0.3%
Advanced Marketing Services, Inc. (d)	1,927,800	28,435
Compania de Distribucion Integral Logista SA	10,000	179
Goodfellow, Inc. (d)	419,000	3,230
Impact 21 Co. Ltd.	100,000	1,090
Nagahori Corp.	200,000	359
Nakayamafuku Co. Ltd.	50,000	150
Uni-Select, Inc. (d)	1,224,800	14,511
		47,954
Hotels, Restaurants & Leisure - 4.4%
Applebee's International, Inc. (d)	5,580,800	126,740
ARK Restaurants Corp. (a)(d)	221,300	1,549
Ask Central PLC	1,701,000	3,963
Benihana, Inc. (a)(d)	415,030	6,587
Benihana, Inc. Class A (d)	369,195	5,800
CEC Entertainment, Inc. (a)	498,400	18,790
Elxsi Corp. (a)	181,600	826
Enterprise Inns PLC	613,956	4,373
Flanigan's Enterprises, Inc. (d)	195,000	1,229
Gresham Hotel Group PLC	1,957,562	1,668
Groupe Partouche	20,000	1,583
Hanover International PLC	1,250,000	2,355
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Holidaybreak PLC	225,000	$ 1,819
IHOP Corp. (a)(d)	1,995,800	54,685
Jack in the Box, Inc. (a)(d)	2,291,200	63,466
Jurys Doyle Hotel Group PLC (Ireland)	350,000	3,061
Lakes Gaming, Inc. (a)(d)	1,052,600	6,842
Luminar PLC	10,000	101
MTR Gaming Group, Inc. (a)	231,100	2,884
Outback Steakhouse, Inc. (a)(d)	4,770,000	152,354
Papa John's International, Inc. (a)(d)	2,269,600	71,651
Pizzaexpress PLC	1,800,000	12,032
Ryan's Family Steak Houses, Inc. (a)	1,682,900	21,036
ShoLodge, Inc. (a)(d)	407,600	1,773
Sonic Corp. (a)(d)	4,220,000	118,498
Sportscene Restaurants, Inc. Class A (d)	135,500	706
Steak n Shake Co. (a)	95,900	1,247
		687,618
Household Durables - 4.9%
Abbey PLC (d)	3,407,000	14,484
Airsprung Furniture Group PLC	950,000	1,114
American Greetings Corp. Class A	590,000	9,481
Applica, Inc. (a)	40,000	382
Barratt Developments PLC	3,850,000	21,431
Beazer Homes USA, Inc. (a)	450,570	28,098
Bellway PLC	2,307,900	15,734
Blyth, Inc. (d)	3,050,000	91,012
Boston Acoustics, Inc. (d)	243,000	3,035
Bush Industries, Inc. Class A (d)	1,024,200	8,665
Cavalier Homes, Inc. (a)	120,000	336
Chromcraft Revington, Inc. (a)(d)	957,300	13,115
Clayton Homes, Inc.	2,273,700	31,150
Cobra Electronics Corp. (a)(d)	612,600	4,564
D.R. Horton, Inc. (d)	9,600,200	213,124
Decorator Industries, Inc. (d)	279,715	1,645
Department 56, Inc. (a)(d)	1,293,100	18,129
Dominion Homes, Inc. (a)(d)	730,600	14,035
Ekornes AS	110,000	1,224
Enesco Group, Inc. (a)(d)	1,021,300	7,466
Fleetwood Enterprises, Inc.	537,500	2,231
Helen of Troy Corp. (a)(d)	2,821,100	35,969
Henry Boot PLC (d)	1,700,000	7,509
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
IDT International Ltd.	250,000	$ 26
Kaufman & Broad SA	225,000	4,618
KB Home	650,000	30,037
M/I Schottenstein Homes, Inc. (d)	1,760,000	57,130
Media Arts Group, Inc. (a)(d)	1,322,000	3,794
Meritage Corp. (a)(d)	739,100	24,228
Modtech Holdings, Inc. (a)	567,776	6,319
Mohawk Industries, Inc. (a)	595,872	28,304
Nagawa Co. Ltd. (d)	875,000	3,577
National R.V. Holdings, Inc. (a)(d)	971,900	9,194
Oakwood Homes Corp. (a)(d)	953,100	3,460
P&F Industries, Inc. Class A (a)(d)	359,300	2,515
Persimmon PLC	1,500,000	9,083
Portmeirion Group PLC	350,000	999
Southern Energy Homes, Inc. (a)(d)	1,425,100	2,565
Stanley Furniture Co., Inc. (a)(d)	675,000	14,621
Technical Olympic USA, Inc. (a)	210,472	3,250
Techtronic Industries Co.	15,000,000	12,885
The Rowe Companies	441,700	857
Toso Co. Ltd.	400,000	904
William Lyon Homes, Inc. (a)(d)	517,500	10,428
Yankee Candle Co., Inc. (a)	120,000	2,632
		775,359
Internet & Catalog Retail - 0.5%
Blair Corp. (d)	782,900	18,868
Coldwater Creek, Inc. (a)(d)	773,900	12,081
Insight Enterprises, Inc. (a)(d)	4,568,500	52,081
		83,030
Leisure Equipment & Products - 0.6%
Anthony & Sylvan Pools Corp. (a)	206,306	1,228
Coastcast Corp. (a)(d)	763,200	1,679
Gametech International, Inc. (a)	285,100	1,206
JAKKS Pacific, Inc. (a)(d)	2,358,500	27,241
Johnson Outdoors, Inc. Class A (a)	202,300	2,450
K2, Inc. (a)(d)	1,793,900	13,831
Marine Products Corp. (d)	1,587,940	17,864
Polaris Industries, Inc.	5,000	340
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
SCP Pool Corp. (a)	649,500	$ 16,140
Zapf Creation AG	239,000	5,977
		87,956
Media - 1.1%
Austereo Group Ltd.	5,000,000	4,313
CanWest Global Communications Corp. (sub. vtg.) (a)	918,006	3,625
Championship Auto Racing Teams, Inc. (a)(d)	1,033,100	6,095
Chime Communications PLC	100,000	100
Chubu-Nippon Broadcasting Co. Ltd.	75,000	508
Clear Channel Communications, Inc. (a)	100,000	2,605
COMTEX News Network, Inc. (a)	196,500	28
Cordiant Communications Group PLC (a)	1,100,000	1,230
Cordiant Communications Group PLC sponsored ADR	2,305,000	13,346
Grupo Radio Centro SA de CV sponsored ADR (a)	655,600	2,163
Informa Group PLC	726,300	1,931
Johnston Press PLC	4,500,030	26,632
Mice Group PLC	50,000	40
Opinion Research Corp. (a)	238,401	1,228
P4 Radio Hele Norge ASA	450,000	618
Persona, Inc. (a)(d)	1,650,000	7,298
PubliGroupe SA (Reg.) (a)	5,000	932
R.H. Donnelley Corp. (a)(d)	1,751,900	41,958
Sanoma-WSOY Oyj (B Shares)	135,240	1,216
SMG PLC	550,000	903
Source Information Management Co. (a)(d)	1,764,700	9,178
Southern Cross Broadcasting Australia Ltd.	842,395	4,091
Sterling Publishing Group PLC	50,000	7
Trinity Mirror PLC	1,150,000	6,851
TV Azteca SA de CV sponsored ADR	2,932,300	17,564
TVA Group, Inc. Class B (d)	1,589,400	14,813
Village Roadshow Ltd.	500,000	339
VLT AB (B Shares)	219,400	2,083
Wegener NV	400,000	2,889
		174,584
Multiline Retail - 0.9%
Arnotts PLC	100,387	981
BJ's Wholesale Club, Inc. (a)	2,485,000	87,348
Daiwa Co. Ltd.	300,000	451
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Merchant Retail Group PLC	750,000	$ 1,375
ShopKo Stores, Inc. (a)(d)	2,713,600	44,829
		134,984
Specialty Retail - 6.5%
Aaron Rents, Inc.	855,100	18,427
American Eagle Outfitters, Inc. (a)(d)	3,728,396	61,742
AutoZone, Inc. (a)	1,226,500	90,454
Best Buy Co., Inc. (a)	25,000	823
BMTC Group, Inc. Class A (sub. vtg.) (d)	1,600,000	12,890
Brookstone Co., Inc. (a)(d)	836,600	10,458
Cato Corp. Class A (d)	1,945,844	38,139
CD Bramall PLC (d)	3,764,869	17,749
CDW Computer Centers, Inc. (a)	1,850,000	88,430
Charlotte Russe Holding, Inc. (a)	875,500	13,027
Chico's FAS, Inc. (a)	350,000	5,527
Christopher & Banks Corp. (a)	100,000	3,401
Claire's Stores, Inc.	1,000,000	18,000
Cole National Corp. Class A (a)(d)	929,600	13,200
Finish Line, Inc. Class A (a)(d)	1,190,000	15,649
Finlay Enterprises, Inc. (a)(d)	1,042,700	16,621
Footstar, Inc. (a)(d)	2,010,900	35,090
French Connection Group PLC	475,000	6,554
Friedmans, Inc. Class A (d)	1,697,700	16,468
Goody's Family Clothing, Inc. (a)	264,500	1,058
GTSI Corp. (a)(d)	790,300	7,113
Guitar Center, Inc. (a)(d)	1,585,500	28,460
Hibbett Sporting Goods, Inc. (a)(d)	984,300	19,932
Homestyle Group PLC	500,000	2,209
Hot Topic, Inc. (a)	555,000	8,630
JJB Sports PLC Class L	1,500,000	4,667
Jo-Ann Stores, Inc. Class B (non-vtg.) (a)	940,500	19,092
Keiiyu Co. Ltd.	100,000	642
La Senza Corp.	148,500	1,196
Le Chateau, Inc. Class A (sub. vtg.) (d)	192,900	853
Lithia Motors, Inc. Class A (a)(d)	931,700	19,016
Monro Muffler Brake, Inc. (a)(d)	816,800	15,511
New Look Group PLC	400,000	1,363
New Look Group PLC (e)	950,000	3,238
O'Reilly Automotive, Inc. (a)	463,575	13,064
One Price Clothing Stores, Inc. (a)(d)	293,986	332
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)(d)	1,803,200	$ 33,323
PC Connection, Inc. (a)	1,136,700	5,286
Pier 1 Imports, Inc.	2,140,100	37,024
Pomeroy Computer Resources, Inc. (a)(d)	1,267,800	15,987
Regis Corp.	188,600	4,787
Rex Stores Corp. (a)(d)	1,400,000	16,786
Ross Stores, Inc.	3,745,000	141,037
ScS Upholstery PLC	250,000	827
TBC Corp. (a)(d)	1,855,587	25,997
The Buckle, Inc. (a)	288,700	6,568
The Childrens Place Retail Stores, Inc. (a)(d)	1,571,888	29,803
The Men's Wearhouse, Inc. (a)(d)	2,730,100	55,803
United Retail Group, Inc. (a)(d)	883,100	6,182
Whitehall Jewellers, Inc. (a)	372,900	4,072
Wilsons Leather Experts, Inc. (a)(d)	1,553,100	13,624
		1,026,131
Textiles Apparel & Luxury Goods - 3.8%
Bijou Brigitte Modische Accessoires AG	10,000	342
Cherokee, Inc. (a)(d)	816,300	11,877
Columbia Sportswear Co. (a)	47,000	1,643
Danier Leather, Inc. (a)(d)	405,200	4,033
Delta Apparel, Inc. (d)	199,500	4,648
Fossil, Inc. (a)(d)	4,591,400	84,665
Gerry Weber International AG (Reg.)	10,666	90
Gildan Activewear, Inc. Class A (sub. vtg.) (a)(d)	2,217,800	41,251
Hampshire Group Ltd. (a)(d)	466,700	9,712
Hugo Boss AG	17,300	169
JLM Couture, Inc. (a)(d)	197,100	578
Jones Apparel Group, Inc. (a)	3,075,000	104,642
Kenneth Cole Productions, Inc. Class A (a)(d)	1,120,000	29,512
Liz Claiborne, Inc.	413,100	11,918
Movado Group, Inc. (d)	975,900	19,508
Nautica Enterprises, Inc. (a)(d)	3,580,000	42,459
Novel Denim Holdings Ltd. (a)(d)	943,800	6,559
Perry Ellis International, Inc. (a)(d)	654,500	7,690
Polo Ralph Lauren Corp. Class A (a)(d)	2,589,700	51,949
Quiksilver, Inc. (a)(d)	1,800,000	35,154
Tandy Brands Accessories, Inc. (a)(d)	548,900	5,127
Ted Baker PLC	100,000	380
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Tommy Hilfiger Corp. (a)(d)	8,978,100	$ 117,074
Yue Yuen Industrial Holdings Ltd.	773,000	2,374
		593,354
TOTAL CONSUMER DISCRETIONARY		3,841,147
CONSUMER STAPLES - 6.8%
Beverages - 0.5%
Constellation Brands, Inc. Class A (a)	2,200,100	63,231
Hansen Natural Corp. (a)(d)	575,315	2,404
Mikuni Coca-Cola Bottling Co.	50,000	365
National Beverage Corp. (a)	737,900	9,519
Shikoku Coca-Cola Bottling Co. Ltd.	200,000	1,757
		77,276
Food & Drug Retailing - 3.7%
CVS Corp.	12,290,400	351,493
Fresh Brands, Inc. (d)	518,200	8,245
Jean Coutu Group, Inc. Class A	1,563,330	35,996
Metro, Inc. Class A (sub. vtg.) (d)	6,455,000	71,378
Ministop Co. Ltd.	75,000	1,095
Safeway, Inc. (a)	3,750,000	104,325
Shoei Foods Corp.	250,000	901
Sligro Beheer NV	10,000	415
Somerfield PLC	1,600,000	2,564
T&S Stores PLC	200,000	1,012
Village Super Market, Inc. Class A (a)	47,600	1,283
Yaoko Co. Ltd.	10,000	152
		578,859
Food Products - 1.0%
American Italian Pasta Co. Class A (a)	221,000	9,136
Brioche Pasquier SA	40,000	2,625
Cagle's, Inc. Class A (a)(d)	474,700	3,798
Dean Foods Co. (a)	425,000	14,170
Fresh Del Monte Produce Inc.	413,500	10,139
Greggs PLC	25,000	1,165
IAWS Group PLC:
(Ireland)	1,525,000	11,849
(United Kingdom) (Reg.)	550,000	4,149
John B. Sanfilippo & Son, Inc. (a)	116,900	749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kerry Group PLC Class A	2,100,000	$ 28,322
Kleeneze PLC (d)	2,700,000	4,918
Monterey Pasta Co. (a)(d)	865,500	6,500
Riviana Foods, Inc. (d)	912,936	22,184
Robert Wiseman Dairies PLC	200,000	450
Sylvan, Inc. (a)(d)	542,500	6,997
Tejon Ranch Co. (a)(d)	1,015,200	22,639
Tyson Foods, Inc. Class A	182,100	2,304
Want Want Holdings Ltd.	4,000,000	2,960
Zapata Corp. (a)(d)	180,000	4,932
		159,986
Personal Products - 0.6%
DSG International Ltd. (a)(d)	512,500	1,025
Herbalife International, Inc.:
Class A (d)	709,300	13,824
Class B (non-vtg.)	1,985,500	38,697
IWP International PLC:
(Dublin) (Reg.)	250,000	318
(United Kingdom) (Reg.)	700,000	914
Nature's Sunshine Products, Inc. (d)	1,617,300	16,917
Steiner Leisure Ltd. (a)(d)	1,613,547	17,588
The Stephan Co. (d)	453,500	1,560
		90,843
Tobacco - 1.0%
DIMON, Inc. (d)	2,937,700	16,745
Gallaher Group PLC sponsored ADR	848,000	32,521
Loews Corp. - Carolina Group	1,246,800	30,796
RJ Reynolds Tobacco Holdings, Inc.	995,700	54,395
Standard Commercial Corp. (d)	1,335,165	26,570
		161,027
TOTAL CONSUMER STAPLES		1,067,991
ENERGY - 2.9%
Energy Equipment & Services - 1.5%
AKITA Drilling Ltd. Class A (non-vtg.)	863,500	9,139
Australian Oil & Gas Corp. Ltd.	2,504,025	3,614
Australian Oil & Gas Corp. Ltd. warrants 3/18/05 (a)	347,002	275
Collicutt Hanover Services Ltd. (a)	211,000	260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Ensign Resource Service Group, Inc.	1,200,000	$ 11,601
Farstad Shipping ASA	1,325,000	8,219
Foremost Industries Income Fund (trust unit) (d)	543,500	2,370
Fugro NV	460,000	22,006
Gulf Island Fabrication, Inc. (a)	257,300	3,623
Lufkin Industries, Inc. (d)	621,400	16,772
NQL Drilling Tools, Inc. (a)(d)	2,212,400	11,184
Offshore Logistics, Inc. (a)(d)	1,272,566	23,644
Oil States International, Inc. (a)	1,280,600	14,074
Pason Systems, Inc. (a)(d)	1,033,500	8,490
Peak Energy Services Ltd. (a)(d)	2,695,900	3,492
Petroleum Helicopters, Inc. (a)(d)	218,200	6,513
Petroleum Helicopters, Inc. (non-vtg.) (a)	300,000	8,925
ProSafe ASA (a)	375,000	5,472
RPC, Inc. (d)	2,841,500	38,644
Ryan Energy Technologies, Inc. (a)	758,400	767
Solstad Offshore ASA	200,000	929
Superior Energy Services, Inc. (a)	2,550,000	20,808
Technip-Coflexip SA	50,000	3,557
Technip-Coflexip SA sponsored ADR	415,100	7,513
Total Energy Services Ltd. (a)(d)	1,680,900	1,944
Trican Well Service Ltd. (a)	60,300	638
Wenzel Downhole Tools Ltd. (a)	796,400	382
		234,855
Oil & Gas - 1.4%
Adams Resources & Energy, Inc. (d)	421,800	1,856
Castle Energy Corp. (d)	1,167,000	6,699
Compton Petroleum Corp. (a)	1,375,000	3,189
Dorchester Hugoton Ltd. (depositary unit)	412,000	5,010
Giant Industries, Inc. (a)(d)	901,600	5,716
Holly Corp. (d)	1,487,500	25,035
Howell Corp. (d)	588,786	7,536
KCS Energy, Inc. (a)(d)	3,419,400	4,958
Marathon Oil Corp.	1,047,600	25,394
Markwest Hydrocarbon, Inc. (a)(d)	760,300	5,094
Nissin Shoji Co. Ltd.	250,000	909
Novus Petroleum Ltd. (a)(d)	10,000,000	8,030
Oil Search Ltd. (a)	35,360,463	13,621
Pe Ben Oilfield Services Ltd. (a)(d)	336,150	871
Petroleum Development Corp. (a)(d)	1,624,500	8,447
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Swift Energy Co. (a)	1,078,800	$ 14,305
Teekay Shipping Corp. (d)	2,294,600	78,659
Upton Resources, Inc. (a)	103,800	236
		215,565
TOTAL ENERGY		450,420
FINANCIALS - 13.7%
Banks - 6.0%
1st Source Corp.	176,600	3,643
Amagerbanken AS	30,000	1,875
Amtsspar Fyn Holding AS	35,000	2,173
Anglo Irish Bank Corp. PLC	3,350,360	20,719
Bank of Ireland	2,000,001	22,204
Bank of the Ozarks, Inc. (d)	754,400	16,597
BOK Financial Corp.	757,561	23,757
California First National Bancorp	517,800	7,415
Canadian Western Bank (d)	953,600	15,064
Cascade Bancorp	241,690	4,051
Cathay Bancorp, Inc. (d)	1,184,900	43,320
Centennial Bancorp	681,479	5,690
City National Corp.	600,000	31,110
Coastal Financial Corp.	213,900	3,198
DnB Holding ASA	6,300,095	31,744
DnB Holding ASA (e)	900,000	4,535
East West Bancorp, Inc.	100,000	3,459
Fidelity Bancorp, Inc., Pennsylvania	48,400	875
First BanCorp Puerto Rico (d)	2,637,000	97,042
First Mutual Bancshares, Inc. (d)	337,810	5,489
Gjensidige NOR Sparebank (primary capital certificate)	1,250,000	40,407
Great Southern Bancorp, Inc.	156,900	5,832
Greater Bay Bancorp	175,000	4,246
Hanmi Financial Corp. (d)	1,362,815	20,347
Harleysville National Corp.	76,850	1,980
Hawthorne Financial Corp. (a)(d)	524,700	14,377
HMN Financial, Inc.	50,000	905
Independence Federal Savings Bank (a)(d)	132,770	1,540
International Bancshares Corp.	218,906	8,649
JCG Holdings Ltd.	32,250,000	15,505
Jyske Bank AS (Reg.) (a)(d)	2,150,000	54,588
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Laurentian Bank of Canada	1,091,140	$ 19,856
Local Financial Corp. (a)	871,400	13,071
National Bank of Canada	1,400,000	27,954
Nordlandsbanken AS (d)	1,668,000	12,770
Nordvestbank (Reg.)	12,000	1,279
North Central Bancshares, Inc. (d)	167,200	4,255
OKO Bank (A Shares)	950,000	13,927
Pacific Union Bank (a)(d)	594,876	8,483
Parkvale Financial Corp. (d)	302,000	7,607
Popular, Inc.	2,077,200	72,660
Quaker City Bancorp, Inc. (a)	98,300	3,401
Ringerikes Sparebank (d)	30,950	547
Ringkjoebing Bank (d)	31,730	3,632
S.Y. Bancorp, Inc.	252,800	9,025
SouthTrust Corp.	4,132,800	104,312
Southwest Bancorp, Inc., Oklahoma	144,900	3,862
Sparebanken More (primary capital certificate)	50,084	1,350
Sparebanken Rana (a)(d)	43,250	679
Sparebanken Rogaland (primary capital certificate)	50,000	1,675
Sterling Bancorp (d)	959,640	28,655
Sterling Bancshares, Inc.	142,500	1,935
Sydbank AS	340,000	21,604
Texas Regional Bancshares, Inc. Class A	210,000	6,930
W Holding Co., Inc.	2,540,000	46,736
Yardville National Bancorp (d)	743,500	13,755
		942,296
Diversified Financials - 1.9%
ACE Cash Express, Inc. (a)(d)	933,600	8,972
Aeon Credit Service (Asia) Co. Ltd.	16,000,000	5,538
AOT NV	100,000	168
CIT Group, Inc.	2,450,000	55,027
Daiko Shoken Business Co. Ltd.	100,000	288
Doral Financial Corp. (d)	2,918,500	111,895
Globaly Corp.	100,000	1,669
Home Capital Group, Inc. Class B (sub. vtg.) (d)	1,034,600	9,152
HPSC, Inc. (a)	168,800	1,394
Ichiyoshi Securities Co. Ltd.	100,000	367
Knight Trading Group, Inc. (a)	2,066,400	8,452
London Forfaiting Co. PLC (a)	650,000	127
MBNA Corp.	1,225,000	23,753
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
MFC Bancorp Ltd. (a)(d)	763,800	$ 5,958
Norvestia Oyj (B Shares)	240,000	3,202
Paragon Group of Companies PLC	100,000	292
Providian Financial Corp.	25,000	126
Stilwell Financial, Inc.	2,108,100	28,565
Takefuji Corp.	425,000	28,298
		293,243
Insurance - 5.3%
American Physicians Capital, Inc. (a)(d)	688,000	10,967
CNP Assurances	300,000	10,599
Commerce Group, Inc.	587,500	21,796
Cotton States Life Insurance Co. (d)	612,500	5,298
Financial Industries Corp. (d)	1,307,020	20,952
FPIC Insurance Group, Inc. (a)	345,300	3,888
Fremont General Corp.	1,081,700	4,565
IPC Holdings Ltd. (d)	3,319,900	105,042
MEEMIC Holdings, Inc. (a)	208,500	5,986
MetLife, Inc.	2,000,000	56,380
National Western Life Insurance Co. Class A (a)(d)	217,900	23,625
Nymagic, Inc.	38,400	576
PAULA Financial (a)	283,300	255
Philadelphia Consolidated Holding Corp. (a)(d)	1,299,800	52,291
Protective Life Corp.	2,146,600	68,691
PXRE Group Ltd. (d)	1,053,100	20,746
Radian Group, Inc.	1,350,000	61,830
RenaissanceRe Holdings Ltd.	3,000,000	117,000
SCPIE Holding, Inc.	106,700	617
Seibels Bruce Group, Inc. (a)	50,000	85
Standard Management Corp. (a)	240,300	1,742
Stirling Cooke Brown Holdings Ltd. (d)	946,200	331
The PMI Group, Inc. (d)	4,770,700	169,455
Trenwick Group Ltd. (d)	3,673,600	17,266
Triad Guaranty, Inc. (a)	669,900	29,630
UICI (a)	1,055,300	17,835
		827,448
Real Estate - 0.5%
Apartment Investment & Management Co. Class A	1,015,900	45,675
Corrections Corp. of America (a)	140,700	1,759
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
La Quinta Corp. unit (a)	4,873,900	$ 28,025
Melcor Developments Ltd.	7,500	182
		75,641
TOTAL FINANCIALS		2,138,628
HEALTH CARE - 9.1%
Biotechnology - 0.1%
Albany Molecular Research, Inc. (a)	79,400	1,630
Embrex, Inc. (a)(d)	783,900	9,885
		11,515
Health Care Equipment & Supplies - 2.8%
Biomet, Inc.	3,100,000	80,383
Cooper Companies, Inc.	298,400	13,100
Datascope Corp.	208,000	5,418
Del Global Technologies Corp. (a)(d)	786,100	2,751
DENTSPLY International, Inc.	150,000	5,946
Elscint Ltd. (a)(d)	1,469,800	5,468
Exactech, Inc. (a)(d)	513,800	8,450
Guidant Corp. (a)	925,000	32,190
ICU Medical, Inc. (a)(d)	1,385,800	46,464
Invacare Corp. (d)	2,044,100	68,375
Kensey Nash Corp. (a)(d)	597,500	8,544
Medical Action Industries, Inc. (a)	227,200	2,758
Medstone International, Inc. (a)(d)	561,200	2,570
Memry Corp. (a)	324,700	575
Mentor Corp.	15,700	500
Mesa Laboratories, Inc. (a)(d)	315,100	1,846
Moulin International Holding Ltd.	23,000,835	1,828
Nakanishi, Inc.	150,000	3,542
Ocular Sciences, Inc. (a)(d)	2,337,400	61,450
Orthofix International NV (a)(d)	983,447	30,349
Osteotech, Inc. (a)(d)	1,407,700	11,121
Resmed, Inc. (a)	177,400	4,809
Shofu, Inc.	25,000	152
Sybron Dental Specialties, Inc. (a)	412,400	5,407
Theragenics Corp. (a)(d)	2,966,000	15,868
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Utah Medical Products, Inc. (a)(d)	758,800	$ 10,760
Young Innovations, Inc. (a)	319,600	6,977
		437,601
Health Care Providers & Services - 5.2%
AdvancePCS Class A (a)	399,000	8,946
Allou Health & Beauty Care, Inc. Class A (a)(d)	355,400	2,061
AMERIGROUP Corp.	619,700	15,821
Canadian Medical Laboratories Ltd. (a)	816,500	16,716
Corvel Corp. (a)(d)	1,125,000	33,300
Cryolife, Inc. (a)	205,000	2,025
Health Management Associates, Inc. Class A (a)	2,750,000	55,633
HealthSouth Corp. (a)	16,961,900	173,859
Hokuyaku, Inc.	250,000	668
Horizon Health Corp. (a)(d)	674,400	11,822
IMPATH, Inc. (a)(d)	1,427,000	18,522
Lincare Holdings, Inc. (a)	2,307,200	72,400
National Dentex Corp. (a)(d)	348,000	7,099
National Healthcare Corp. (a)(d)	908,200	16,711
PacifiCare Health Systems, Inc. (a)(d)	3,400,000	83,640
PDI, Inc. (a)	293,500	4,021
Ramsay Youth Services, Inc. (a)	91,900	390
RehabCare Group, Inc. (a)(d)	1,737,100	33,839
Renal Care Group, Inc. (a)(d)	3,948,400	127,928
ResCare, Inc. (a)(d)	1,807,400	10,844
Service Corp. International (SCI) (a)	3,675,000	8,269
Syncor International Corp. (a)	975,000	28,646
Trover Solutions, Inc. (a)(d)	1,112,500	5,896
United Drug PLC:
(Ireland)	50,000	650
(United Kingdom)	125,000	1,661
Universal Health Services, Inc. Class B (a)	1,575,000	74,466
		815,833
Pharmaceuticals - 1.0%
Alpharma, Inc. Class A (d)	2,466,200	27,523
Bristol-Myers Squibb Co.	1,450,000	33,974
CIMA Labs, Inc. (a)	25,000	498
Fuji Pharmaceutical Co. Ltd.	100,000	542
IVAX Corp. (a)	50,000	675
King Pharmaceuticals, Inc. (a)	645,080	13,682
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	3,000,000	$ 76,500
SICOR, Inc. (a)	10,000	160
		153,554
TOTAL HEALTH CARE		1,418,503
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.0%
AAR Corp.	570,100	4,983
Allied Research Corp. (a)(d)	445,000	9,790
Astronics Corp. (d)	603,100	4,644
Astronics Corp. Class B (d)	203,193	1,524
Cobham PLC	1,000,000	15,089
Compudyne Corp. (a)	53,000	461
Ducommun, Inc. (a)(d)	1,060,500	19,566
Engineered Support Systems, Inc.	500,000	24,165
Mercury Air Group, Inc. (a)	290,140	1,088
Moog, Inc. Class A (a)	417,100	13,848
Pemco Aviation Group, Inc. (a)	84,800	1,798
Precision Castparts Corp.	350,300	9,178
SIFCO Industries, Inc. (a)	82,100	333
Triumph Group, Inc. (a)	543,400	21,491
World Fuel Services Corp. (d)	1,249,906	26,623
		154,581
Air Freight & Logistics - 0.0%
Baltrans Holdings Ltd.	7,000,000	1,862
Chuo Warehouse Co. Ltd.	300,000	1,377
		3,239
Airlines - 0.3%
America West Holding Corp. Class B (a)(d)	3,096,900	6,875
Delta Air Lines, Inc.	600,000	9,348
Mesaba Holdings, Inc. (a)(d)	1,665,511	10,125
Midwest Express Holdings, Inc. (a)(d)	1,403,300	11,605
Transat A.T., Inc. (a)	850,000	4,039
		41,992
Building Products - 0.5%
Aaon, Inc. (a)(d)	1,111,800	18,723
American Woodmark Corp.	8,800	403
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - continued
Beltecno Corp. (a)	125,000	$ 202
Domco Tarkett, Inc. (a)	541,700	1,711
Drew Industries, Inc. (a)(d)	971,000	14,419
Elcor Corp.	88,000	1,826
Kingspan Group PLC:
(Ireland)	1,200,000	2,524
(United Kingdom)	250,000	513
Kondotec, Inc.	275,000	1,184
Maezawa Kasei Industries Co. Ltd.	300,000	3,116
NCI Building Systems, Inc. (a)(d)	1,823,600	32,825
Nichiha Corp.	300,000	2,678
Nippon Filing Co. Ltd.	100,000	338
Patrick Industries, Inc. (d)	453,000	3,490
Toami Corp. (d)	350,000	1,270
		85,222
Commercial Services & Supplies - 2.4%
Caldwell Partners International, Inc. Class A (non-vtg.) (a)	187,700	154
CCS Income Trust (d)	1,312,100	13,837
Charles River Associates, Inc. (a)	195,274	3,406
Computershare Ltd.	25,000	24
CompX International, Inc. Class A	138,900	1,445
Convergys Corp. (a)	1,005,200	15,199
Corinthian Colleges, Inc. (a)	375,000	11,831
CSG Systems International, Inc. (a)	1,220,925	14,126
CSS Stellar PLC (a)	50,000	127
Daitec Co. Ltd.	425,200	3,725
Davis Service Group PLC	70,833	390
DeVry, Inc. (a)	326,400	6,446
Diversified Corporate Resources, Inc. (a)(d)	277,700	181
eFunds Corp. (a)	1,991,520	19,995
Hoan Kogyo Co. Ltd.	500,000	1,043
Imagistics International, Inc. (a)	649,200	11,043
Informatics Holdings Ltd.	850,000	699
infoUSA, Inc. (a)	2,383,985	11,419
InterCept, Inc. (a)	40,000	798
Intrum Justitia AB	173,600	1,025
ITE Group PLC	1,053,016	482
Jarvis Porter Group PLC (a)	500,000	137
Mail-Well, Inc. (a)	316,600	494
MCSi, Inc. (a)(d)	2,434,150	16,820
National Service Industries, Inc.	525,975	4,707
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Nishio Rent All Co. Ltd.	500,000	$ 3,559
On Assignment, Inc. (a)	1,168,600	9,337
Personnel Group of America, Inc. (a)	961,900	644
Pubco Corp. (a)(d)	319,500	2,962
RCM Technologies, Inc. (a)(d)	1,053,000	4,633
Reed Executive Holdings PLC	300,000	668
Reliance Security Group Ltd.	10,000	111
RemedyTemp, Inc. Class A (a)(d)	784,100	9,880
Right Management Consultants, Inc. (a)(d)	926,300	20,842
Roto Smeets de Boer NV (d)	225,000	5,368
Sabre Holdings Corp. Class A (a)	2,704,500	71,723
Samas Groep NV (Certificaten Van Aandelen)	250,000	1,823
Scherer Healthcare, Inc. (a)(d)	352,900	1,218
Shingakukai Co. Ltd.	200,000	734
SHL Group PLC	250,000	408
SOURCECORP, Inc. (a)(d)	1,560,900	33,044
Spherion Corp. (a)(d)	4,405,000	35,769
Tanabe Management Consulting Co.	200,000	584
Tetra Tech, Inc. (a)	127,300	1,109
Thomas Group (a)(d)	243,300	92
United Services Group NV	10,000	153
Up, Inc. (d)	450,000	1,979
Viad Corp.	500,000	11,415
Wackenhut Corrections Corp. (a)	43,600	573
Wao Corp. (d)	450,000	1,108
Watson Wyatt & Co. Holdings Class A (a)	517,000	9,875
Wesco, Inc.	200,000	426
Wyndeham Press Group PLC	2,100,000	3,004
		372,594
Construction & Engineering - 1.9%
Aoki Marine Co. Ltd.	126,000	269
Badger Daylighting, Inc. (a)(d)	1,018,300	656
Chodai Co. Ltd.	200,000	484
Commuture Corp.	115,000	456
Dai-Dan Co. Ltd.	200,000	726
Dycom Industries, Inc. (a)(d)	2,616,200	25,246
EMCOR Group, Inc. (a)(d)	806,300	43,137
Heijmans NV	440,277	9,053
Hibiya Engineering Ltd.	1,500,000	8,385
Jacobs Engineering Group, Inc. (a)	2,310,000	80,134
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Japan Engineering Consultants Co. Ltd.	300,000	$ 401
Japan Steel Tower Co. Ltd.	500,000	797
Kaneshita Construction Co. Ltd. (a)	400,000	1,435
Kawasaki Setsubi Kogyo Co. Ltd.	200,000	459
Komai Tekko, Inc.	100,000	193
Matsui Construction Co. Ltd. (a)	400,000	874
Matsuo Bridge Co. Ltd.	500,000	763
Peterhouse Group PLC	25,000	138
Sanshin Corp. (a)	250,000	288
Sanyo Engineering & Construction, Inc.	900,000	2,223
Stantec, Inc. (a)(d)	1,814,900	17,202
Taihei Dengyo Kaisha Ltd.	100,000	238
Takada Kiko Co. Ltd.	700,000	2,406
Takigami Steel Construction Co. Ltd.	300,000	829
URS Corp. (a)(d)	1,823,700	40,577
Volker Wessels Stevin NV (Certificaten Van Aandelen) (d)	2,425,000	57,803
Yokogawa Bridge Corp.	1,000,000	3,538
Yokogawa Construction Co. Ltd.	300,000	864
Yurtec Corp.	1,150,000	3,397
		302,971
Electrical Equipment - 1.3%
Acuity Brands, Inc. (d)	4,134,700	54,371
Aichi Electric Co. Ltd.	1,000,000	1,627
AZZ, Inc. (a)(d)	505,300	6,539
BMC Industries, Inc.	341,000	246
BTU International, Inc. (a)(d)	691,600	2,386
C&D Technologies, Inc. (d)	2,580,900	39,668
Channell Commercial Corp. (a)	139,400	592
Chase Corp. (d)	400,000	4,036
Deswell Industries, Inc. (d)	840,150	11,695
Draka Holding NV	342,500	6,286
General Cable Corp. (d)	3,300,500	12,212
Genlyte Group, Inc. (a)(d)	1,343,700	51,464
Koito Industries Ltd.	1,000,000	2,562
Kyosan Electric Manufacturing Co. Ltd.	500,000	1,126
Shin Nippon Machinery Co. Ltd.	400,000	431
TB Wood's Corp. (d)	417,200	3,004
Volex Group PLC	250,000	489
		198,734
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.6%
DCC PLC:
(Ireland) (d)	2,300,000	$ 21,759
(United Kingdom) (d)	4,000,000	38,934
Hunting PLC	1,700,000	3,083
Send Group PLC (d)	1,000,000	1,118
Teleflex, Inc.	589,700	29,096
		93,990
Machinery - 1.4%
Actuant Corp. Class A (a)	319,700	11,909
AddTech AB (B Shares)	275,000	914
Baldwin Technology Co., Inc. Class A (a)	395,800	301
Cascade Corp. (a)(d)	1,040,880	15,353
Circor International, Inc.	82,700	1,393
Collins Industries, Inc.	186,900	757
Denyo Co. Ltd.	250,000	1,168
DT Industries, Inc. (a)(d)	532,000	1,803
DT Industries, Inc. (f)	1,250,000	3,390
Gardner Denver, Inc. (a)(d)	1,585,400	29,409
Gehl Co. (a)(d)	635,000	7,207
Graco, Inc.	641,850	16,046
Hardinge, Inc.	294,500	2,388
Hirsch International Corp. Class A (a)(d)	505,900	96
Hurco Companies, Inc. (a)(d)	387,428	620
IHC Caland NV	75,000	3,921
Met-Pro Corp.	255,800	3,364
Milacron, Inc.	488,500	3,708
Miller Industries, Inc. (a)	212,900	724
NACCO Industries, Inc. Class A	281,700	13,226
Quipp, Inc. (a)(d)	141,500	1,670
Quixote Corp. (d)	605,700	9,243
Reliance Steel & Aluminum Co.	335,100	8,310
Robbins & Myers, Inc.	387,100	8,021
Sansei Yusoki Co. Ltd.	800,000	2,203
Supreme Industries, Inc. Class A (a)	307,300	1,583
Terex Corp. (a)	727,600	14,210
The Oilgear Co. (d)	190,000	1,159
Trinity Industries, Inc. (d)	3,295,700	59,751
Velcro Industries NV	72,000	688
		224,535
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 0.1%
Alexander & Baldwin, Inc.	470,952	$ 11,501
Ocean Wilsons Holdings Ltd.	600,000	732
Todd Shipyards Corp. (a)	180,800	2,640
Tokyo Kisen Co. Ltd.	500,000	1,460
		16,333
Road & Rail - 1.4%
Arkansas Best Corp. (a)	1,070,000	23,016
Boyd Brothers Transportation, Inc. (a)	37,699	113
Burlington Northern Santa Fe Corp.	1,000,000	29,420
Covenant Transport, Inc. Class A (a)	171,400	3,301
Daiwa Logistics Co. Ltd.	300,000	1,026
Genesee & Wyoming, Inc. Class A (a)	448,875	7,892
Japan Logistic Systems Corp.	300,000	768
Landstar System, Inc. (a)	201,832	20,145
Marten Transport Ltd. (a)(d)	447,700	8,641
Old Dominion Freight Lines, Inc. (a)(d)	831,300	12,470
P.A.M. Transportation Services, Inc. (a)(d)	902,500	21,389
Trancom Co. Ltd. (d)	520,000	2,300
USFreightways Corp. (d)	2,681,300	87,571
Vitran Corp., Inc. Class A	70,800	333
		218,385
Trading Companies & Distributors - 0.2%
Acier Leroux, Inc.:
Class B	125,000	324
Class B (sub. vtg.) (a)	168,600	437
Bergman & Beving AB (B Shares)	250,000	1,134
Brammer PLC	300,000	640
Grafton Group PLC unit	525,000	2,001
Heiton Group PLC	824,909	2,419
Inaba Denki Sangyo Co. Ltd.	900,000	10,566
Mitani Sangyo Co. Ltd.	200,000	442
Richelieu Hardware Ltd.	376,200	3,504
SIG PLC	500,000	1,927
Uehara Sei Shoji Co. Ltd.	1,050,000	2,365
Wakita & Co. Ltd. (a)	850,000	2,447
		28,206
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	1,000,000	2,086
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Transportation Infrastructure - continued
Meiko Transportation Co. Ltd.	500,000	$ 1,335
Singapore Airport Terminal Service Ltd.	250,000	266
		3,687
TOTAL INDUSTRIALS		1,744,469
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 1.5%
Aastra Technologies Ltd. (a)	287,500	3,997
Applied Innovation, Inc. (a)	508,100	1,702
AudioCodes Ltd. (a)(d)	2,663,100	6,365
Audiovox Corp. Class A (a)	264,500	1,817
Avocent Corp. (a)	1,877,500	28,219
Azlan Group PLC (a)	250,000	451
Bel Fuse, Inc.:
Class A (a)	226,700	4,591
Class B	47,300	1,052
Black Box Corp. (a)(d)	2,025,025	68,466
Blonder Tongue Laboratories, Inc. (a)	262,700	460
Brooktrout, Inc. (a)(d)	1,242,600	6,213
Cable Design Technologies Corp. (a)	1,489,100	9,605
Communications Systems, Inc.	338,981	2,169
Comtech Telecommunications Corp. (a)	73,400	685
Comverse Technology, Inc. (a)	4,633,577	36,883
Ditech Communications Corp. (a)(d)	2,846,300	5,920
ECtel Ltd. (a)	72,500	747
Gilat Satellite Networks Ltd. (a)	728,900	496
Performance Technologies, Inc. (a)	358,200	1,372
Plantronics, Inc. (a)	1,068,500	19,596
ROHN Industries, Inc. (a)(d)	4,080,400	694
Tellabs, Inc. (a)	4,350,000	24,926
Wireless Telecom Group, Inc. (d)	1,553,400	3,107
		229,533
Computers & Peripherals - 1.2%
Datapulse Technology Ltd.	3,550,000	473
Dataram Corp. (a)(d)	853,800	2,860
Electronics for Imaging, Inc. (a)(d)	5,420,734	84,184
Gateway, Inc. (a)	11,136,200	37,863
InFocus Corp. (a)(d)	3,928,100	45,095
Qualstar Corp. (a)(d)	1,093,465	6,014
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Rainbow Technologies, Inc. (a)	200,900	$ 956
SBS Technologies, Inc. (a)(d)	1,413,600	11,309
		188,754
Electronic Equipment & Instruments - 3.0%
Acal PLC	75,000	636
Arrow Electronics, Inc. (a)	359,800	6,142
Avnet, Inc.	7,000	117
Blick PLC	1,250,000	3,889
ClearOne Communications, Inc. (a)(d)	852,400	11,567
CTS Corp. (d)	3,334,200	25,673
Daidensha Co. Ltd.	100,000	325
Elec & Eltek International Co. Ltd.	579,664	1,194
Elec & Eltek International Holdings Ltd.	9,500,000	1,108
Flextech Holdings Ltd.	4,000,000	601
Global Imaging Systems, Inc. (a)	49,500	997
Kingboard Chemical Holdings Ltd.	19,000,000	16,808
Kingboard Chemical Holdings Ltd. warrants 12/31/03 (a)	1,099,800	240
Lagercrantz Group AB (B Shares) (a)	300,000	665
Linx Printing Technologies PLC (d)	940,361	3,771
Measurement Specialties, Inc. (a)(d)	893,400	2,010
Merix Corp. (a)	78,700	492
Mettler-Toledo International, Inc. (a)	275,000	7,824
MOCON, Inc. (d)	345,800	2,939
Nanometrics, Inc. (a)	545,700	3,683
NU Horizons Electronics Corp. (a)(d)	1,568,700	10,667
Optimal Robotics Corp. Class A (a)	347,000	3,092
Orbotech Ltd. (d)	2,583,500	52,626
Parlex Corp. (a)	167,100	1,938
Perceptron, Inc. (a)	300,700	427
Pioneer Standard Electronics, Inc.	1,294,000	11,387
Powell Industries, Inc. (a)	164,200	3,102
Pressac PLC (a)	150,000	68
Robotic Technology Systems PLC (a)	100,000	87
Roper Industries, Inc.	110,000	3,273
Roxboro Group PLC	250,000	801
SAES Getters Spa sponsored ADR	1,373,000	5,684
ScanSource, Inc. (a)(d)	571,500	33,433
Scientific Technologies, Inc.	169,100	617
Scribona AB (B Shares) (a)	319,502	441
SED International Holdings, Inc. (a)(d)	480,000	528
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Shinko Shoji Co. Ltd.	50,000	$ 211
Sigmatron International, Inc. (a)(d)	288,100	864
Silent Witness Enterprises Ltd. (a)(d)	389,800	2,278
Solectron Corp. (a)	7,215,000	28,860
Somera Communications, Inc. (a)	1,121,700	3,376
Spectrum Control, Inc. (a)(d)	1,314,400	7,045
Symbol Technologies, Inc.	800,000	7,312
Taitron Components, Inc. Class A (a)(d)	487,700	663
Tech Data Corp. (a)(d)	3,440,200	115,419
Technitrol, Inc.	792,700	14,863
Toko Seiki Co. Ltd. (a)	250,000	267
TT electronics PLC	7,000,000	15,378
Twin Disc, Inc. (d)	269,300	3,851
Varitronix International Ltd.	1,500,000	798
Waters Corp. (a)	2,064,700	46,889
Wong's International Holdings Ltd.	1,152,587	369
Zomax, Inc. (a)	132,000	486
		467,781
Internet Software & Services - 0.3%
Check Point Software Technologies Ltd. (a)	1,245,000	20,891
Keynote Systems, Inc. (a)	1,132,167	7,903
RADWARE Ltd. (a)(d)	1,361,050	12,467
RWD Technologies, Inc. (a)(d)	1,338,101	2,946
		44,207
IT Consulting & Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	93,960
Carreker Corp. (a)(d)	2,150,400	19,891
Computer Sciences Corp. (a)	3,000,000	111,000
Cotelligent, Inc. (a)(d)	906,700	481
Forrester Research, Inc. (a)(d)	1,436,175	20,681
New Horizons Worldwide, Inc. (a)(d)	1,000,000	7,511
Perot Systems Corp. Class A (a)(d)	5,446,800	58,226
Rand A Technology Corp. (a)	541,800	1,198
Refac (a)(d)	379,500	949
Technology Solutions Co. (a)	2,128,600	2,448
		316,345
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
Zebra Technologies Corp.:
Class A (a)	182,900	$ 9,231
Class B (a)	500,000	25,235
		34,466
Semiconductor Equipment & Products - 0.9%
BE Semiconductor Industries NV (NY Shares) (a)(d)	2,520,500	14,619
Cohu, Inc.	564,900	8,660
Diodes, Inc. (a)(d)	814,800	7,252
DuPont Photomasks, Inc. (a)	68,900	1,745
Intest Corp. (a)(d)	868,000	4,201
Lattice Semiconductor Corp. (a)	5,059,100	32,889
Melexis NV (a)	850,000	5,574
Microsemi Corp. (a)	660,000	3,597
MIPS Technologies, Inc.:
Class A (a)	452,600	1,326
Class B (a)	539,300	1,494
MOSAID Technologies, Inc. (a)(d)	584,800	2,661
Pericom Semiconductor Corp. (a)	894,900	8,403
Reliability, Inc. (a)(d)	666,700	1,220
Siliconix, Inc. (a)(d)	1,987,500	46,925
Trio-Tech International (a)(d)	285,900	572
		141,138
Software - 2.3%
Ansys, Inc. (a)(d)	1,474,000	30,703
BVRP Software SA (a)	25,000	131
Catapult Communications Corp. (a)	164,300	2,059
Citrix Systems, Inc. (a)	1,100,000	6,061
Computer Associates International, Inc.	8,487,300	79,271
Compuware Corp. (a)	10,900,020	40,439
Dendrite International, Inc. (a)(d)	3,012,296	16,206
GEAC Computer Ltd. (a)	1,358,600	3,606
Group 1 Software, Inc. (a)	44,600	638
GSE Systems, Inc. (a)(d)	306,000	765
Inet Technologies, Inc. (a)	1,705,377	7,163
Infinium Software, Inc. (a)	432,400	2,780
Kronos, Inc. (a)	118,000	3,771
Mapics, Inc. (a)	897,400	4,487
MetaSolv, Inc. (a)(d)	3,563,378	8,908
Misys PLC	50,000	185
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Pervasive Software, Inc. (a)(d)	1,698,100	$ 6,028
Phoenix Technologies Ltd. (a)	879,400	6,560
Renaissance Learning, Inc. (a)	50,000	1,001
Reynolds & Reynolds Co. Class A	2,500,000	62,250
RM PLC	100,000	121
SERENA Software, Inc. (a)	1,487,015	15,495
Software Innovation ASA (a)	10,000	34
Synopsys, Inc. (a)	1,389,209	59,416
Timberline Software Corp. (d)	917,067	4,035
Ulticom, Inc. (a)	698,300	4,539
Unit 4 Agresso NV (a)	100,000	382
		367,034
TOTAL INFORMATION TECHNOLOGY		1,789,258
MATERIALS - 5.1%
Chemicals - 1.5%
Aronkasei Co. Ltd.	750,000	2,084
Bairnco Corp. (d)	900,900	5,315
Celanese AG (a)	2,469,107	46,246
CPAC, Inc. (d)	577,200	3,556
Cytec Industries, Inc. (a)	1,000,000	27,960
Engelhard Corp.	1,240,000	31,000
Givaudan AG	10,000	4,006
Hercules, Inc. (a)	3,275,500	34,720
MacDermid, Inc.	650,000	13,000
Nihon Kagaku Sangyo Co. Ltd.	200,000	437
Octel Corp. (a)(d)	1,431,800	32,072
Solutia, Inc.	1,363,245	8,534
Spartech Corp.	1,136,300	25,953
Summa Industries, Inc. (a)(d)	234,052	2,200
Tokyo Printing Ink Manufacturing Co. Ltd.	375,000	770
		237,853
Construction Materials - 1.7%
Asahi Concrete Works Co. Ltd. (d)	1,150,000	2,879
Brampton Brick Ltd. Class A (sub. vtg.) (a)(d)	777,395	6,852
Cementos Portland SA	75,000	2,932
Centex Construction Products, Inc. (d)	1,020,100	37,856
Ciments Francais SA Series A	25,000	1,161
Continental Materials Corp. (a)	13,200	339
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Construction Materials - continued
Devcon International Corp. (a)(d)	375,700	$ 2,123
Lafarge North America, Inc. (d)	6,240,164	206,924
Monarch Cement Co.	10,300	203
Readymix PLC	150,000	220
		261,489
Containers & Packaging - 0.4%
Airspray NV	75,000	1,044
Caraustar Industries, Inc.	591,853	6,422
Crown Cork & Seal, Inc. (a)	1,227,200	4,234
Nippon Steel Drum Co. Ltd.	100,000	234
Packaging Dynamics Corp. (a)	25,000	174
Peak International Ltd. (a)(d)	1,375,700	7,085
Silgan Holdings, Inc. (a)(d)	1,713,200	52,801
		71,994
Metals & Mining - 1.0%
Chase Industries, Inc. (a)(d)	1,529,800	18,205
Chubu Steel Plate Co. Ltd.	1,000,000	1,010
Cleveland-Cliffs, Inc. (d)	803,600	19,608
Energy Resources of Australia Ltd.	400,000	369
Harris Steel Group, Inc. Class A (non-vtg.)	415,900	8,015
Industrias Penoles SA	4,600,000	8,090
Kentucky Electric Steel, Inc. (a)(d)	367,500	99
Major Drilling Group International, Inc. (a)(d)	1,088,000	1,891
MAXXAM, Inc. (a)(d)	607,500	5,741
Metalrax Group PLC	4,600,000	5,215
Northwest Pipe Co. (a)	243,425	4,255
Novamerican Steel, Inc. (a)	2,700	16
Pechiney SA Series A	125,000	5,125
Richmont Mines, Inc. (a)	266,600	642
Salzgitter AG	100,000	872
Sons of Gwalia Ltd.	1,000,469	2,779
UK Coal PLC (d)	14,579,900	19,264
USEC, Inc. (d)	8,000,000	56,720
Xstrata PLC (a)	300,000	2,753
		160,669
Paper & Forest Products - 0.5%
Buckeye Technologies, Inc. (a)	1,722,700	14,006
Crown Van Gelder (CVG) (non-vtg.)	200,000	2,756
M-real Oyj (B Shares)	6,000,000	44,565
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Mercer International, Inc. (SBI) (a)(d)	1,429,100	$ 8,860
Noda Corp.	100,000	330
Sino-Forest Corp. Class A (sub. vtg.) (a)(d)	6,933,000	4,600
		75,117
TOTAL MATERIALS		807,122
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (d)	498,220	6,846
DSET Corp. (a)	213,750	49
Telefonica del Peru SA sponsored ADR	25,000	50
XETA Technologies, Inc. (a)(d)	668,669	1,626
		8,571
Wireless Telecommunication Services - 0.2%
Cosmote Mobile Telecommunications SA	25,000	243
Metro One Telecommunications, Inc. (a)(d)	2,451,985	36,412
SmarTone Telecommunications Holdings Ltd. (a)	1,500,000	1,538
Vodafone Libertel NV (a)	25,000	173
		38,366
TOTAL TELECOMMUNICATION SERVICES		46,937
UTILITIES - 0.2%
Electric Utilities - 0.0%
Hong Kong Electric Holdings Ltd.	100,000	375
Maine Public Service Co.	53,900	1,428
Reliant Energy, Inc.	50,000	503
		2,306
Gas Utilities - 0.2%
Gas Natural SDG SA Series E	750,000	12,717
Hokuriku Gas Co.	1,600,000	4,699
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
Otaki Gas Co. Ltd. (a)	500,000	$ 1,231
Southwestern Energy Co. (a)	500,700	5,408
		24,055
TOTAL UTILITIES		26,361
TOTAL COMMON STOCKS (Cost $11,733,562)		13,330,836
Convertible Bonds - 0.4%
Ratings (unaudited) (b)		Principal Amount (000s)
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
ResCare, Inc. 6% 12/1/04	B3	$ 6,785	5,191
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Natural MicroSystems Corp. 5% 10/15/05	-	5,000	3,325
Electronic Equipment & Instruments - 0.1%
Aspect Telecommunications Corp. 0% 8/10/18	CCC+	30,000	8,586
Solectron Corp. liquid yield option note 0% 5/8/20	Ba3	9,180	5,324
Trans Lux Corp. 7.5% 12/1/06	-	500	410
			14,320
Semiconductor Equipment & Products - 0.1%
Conexant Systems, Inc. 4% 2/1/07	B-	36,950	13,627
Integrated Process Equipment Corp. 6.25% 9/15/04	CCC-	10,000	5,400
			19,027
Software - 0.1%
Computer Associates International, Inc. 5% 3/15/07 (e)	Baa2	20,470	15,327
TOTAL INFORMATION TECHNOLOGY			51,999
TOTAL CONVERTIBLE BONDS (Cost $68,347)			57,190
Money Market Funds - 15.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.84% (c)	2,306,814,579	$ 2,306,815
Fidelity Securities Lending Cash Central Fund, 1.86% (c)	57,308,775	57,309
TOTAL MONEY MARKET FUNDS (Cost $2,364,124)		2,364,124
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $14,166,033)		15,752,150
NET OTHER ASSETS - (0.6)%		(88,640)
NET ASSETS - 100%		$ 15,663,510
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,100,000 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
DT Industries, Inc.	5/10/02	$ 4,000
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.6%
Canada	2.9
Bermuda	1.7
United Kingdom	1.4
Ireland	1.0
Others (individually less than 1%)	5.4
100.0%
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,794,494,000 and $2,862,003,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $870,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,390,000 or 0.0% of net assets.

Income Tax Information
The fund hereby designates approximately $526,675,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $51,445) (cost $14,166,033) - See accompanying schedule		$ 15,752,150
Cash		564
Foreign currency held at value (cost $ 26)		26
Receivable for investments sold		47,286
Receivable for fund shares sold		27,861
Dividends receivable		6,194
Interest receivable		6,397
Redemption fees receivable		14
Other receivables		153
Total assets		15,840,645
Liabilities
Payable for investments purchased	$ 91,356
Payable for fund shares redeemed	15,516
Accrued management fee	9,926
Other payables and accrued expenses	3,028
Collateral on securities loaned, at value	57,309
Total liabilities		177,135
Net Assets		$ 15,663,510
Net Assets consist of:
Paid in capital		$ 13,701,816
Undistributed net investment income		23,633
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		351,843
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,586,218
Net Assets, for 586,640 shares outstanding		$ 15,663,510
Net Asset Value and redemption price per share ($15,663,510 ÷ 586,640 shares)		$ 26.70
Maximum offering price per share (100/97.00 of $ 26.70)		$ 27.53

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended July 31, 2002
Investment Income
Dividends (including $43,876 received from affiliated issuers)		$ 109,784
Interest		67,248
Security lending		2,026
Total income		179,058
Expenses
Management fee Basic fee	$ 85,890
Performance adjustment	16,163
Transfer agent fees	29,594
Accounting and security lending fees	1,055
Non-interested trustees' compensation	59
Custodian fees and expenses	940
Registration fees	881
Audit	68
Legal	219
Miscellaneous	477
Total expenses before reductions	135,346
Expense reductions	(2,772)	132,574
Net investment income (loss)		46,484
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(2,791) on sales of investments in affiliated issuers)	420,622
Foreign currency transactions	369
Total net realized gain (loss)		420,991
Change in net unrealized appreciation (depreciation) on: Investment securities	(283,569)
Assets and liabilities in foreign currencies	116
Total change in net unrealized appreciation (depreciation)		(283,453)
Net gain (loss)		137,538
Net increase (decrease) in net assets resulting from operations		$ 184,022

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,484	$ 69,614
Net realized gain (loss)	420,991	798,511
Change in net unrealized appreciation (depreciation)	(283,453)	1,221,586
Net increase (decrease) in net assets resulting from operations	184,022	2,089,711
Distributions to shareholders from net investment income	(65,314)	(43,104)
Distributions to shareholders from net realized gain	(618,513)	(891,304)
Total distributions	(683,827)	(934,408)
Share transactions Net proceeds from sales of shares	8,532,199	3,475,681
Reinvestment of distributions	662,583	899,717
Cost of shares redeemed	(3,309,654)	(1,341,489)
Net increase (decrease) in net assets resulting from share transactions	5,885,128	3,033,909
Redemption fees	6,230	2,455
Total increase (decrease) in net assets	5,391,553	4,191,667
Net Assets
Beginning of period	10,271,957	6,080,290
End of period (including undistributed net investment income of $23,633 and undistributed net investment income of $48,935, respectively)	$ 15,663,510	$ 10,271,957
Other Information Shares
Sold	305,336	138,694
Issued in reinvestment of distributions	26,455	39,947
Redeemed	(122,578)	(55,334)
Net increase (decrease)	209,213	123,307

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 27.22	$ 23.93	$ 24.27	$ 25.87	$ 25.20
Income from Investment Operations
Net investment income (loss) C	.09 E	.22	.13	.12	.29
Net realized and unrealized gain (loss)	1.08 E	6.65	.87	.42	2.24
Total from investment operations	1.17	6.87	1.00	.54	2.53
Distributions from net investment income	(.16)	(.16)	(.15)	(.20)	(.28)
Distributions from net realized gain	(1.54)	(3.43)	(1.19)	(1.94)	(1.58)
Total distributions	(1.70)	(3.59)	(1.34)	(2.14)	(1.86)
Redemption fees added to paid in capital C	.01	.01	-	-	-
Net asset value, end of period	$ 26.70	$ 27.22	$ 23.93	$ 24.27	$ 25.87
Total Return A, B	4.79%	32.36%	4.57%	3.72%	10.53%
Ratios to Average Net Assets D
Expenses before expense reductions	.99%	1.02%	.81%	1.09%	.97%
Expenses net of voluntary waivers, if any	.99%	1.02%	.81%	1.09%	.97%
Expenses net of all reductions	.97%	1.00%	.80%	1.08%	.95%
Net investment income (loss)	.34% E	.92%	.58%	.52%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$ 15,664	$ 10,272	$ 6,080	$ 7,702	$ 10,515
Portfolio turnover rate	26%	44%	15%	24%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01. Without this change the ratio of net investment income (loss) to average net assets would have been .29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Low-Priced Stock Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 16, 2002, the fund was closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, prior period premium and discount on debt securities, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 3,240,579
Unrealized depreciation	(1,657,988)
Net unrealized appreciation (depreciation)	1,582,591
Undistributed ordinary income	107,223
Undistributed long-term capital gain	221,858
Total Distributable earnings	$ 1,911,672
Cost for federal income tax purposes	$ 14,169,559

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 157,153
Long-term Capital Gains	526,674
Total	$ 683,827

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,424 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $6,874; decrease net unrealized appreciation/ depreciation by $6,014; and decrease net realized gain (loss) by $860. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. For the period, Fidelity Distributors Corp. (FDC), an affiliate of FMR, received sales charges of $11,229 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $53,081 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,501 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $15 and $256, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Aaon, Inc.	$ 6,824	$ 310	$ -	$ 18,723
Abbey PLC	3,737	-	640	14,484
ACE Cash Express, Inc.	3,492	-	-	8,972
Acuity Brands, Inc.	27,856	-	1,634	54,371
Adams Resources & Energy, Inc.	-	-	55	1,856
Advanced Marketing Services, Inc.	10,110	1,072	74	28,435
Allied Research Corp.	-	225	-	9,790
Allou Health & Beauty, Inc. Class A	260	-	-	2,061
Alpharma, Inc. Class A	17,587	-	315	27,523
America West Holding Corp. Class B	6,640	485	-	6,875
American Eagle Outfitters, Inc.	2,009	-	-	61,742
American Physicians Capital, Inc.	2,127	1,646	-	10,967
Ansys, Inc.	10,157	236	-	30,703
Applebee's International, Inc.	914	-	295	126,740
ARK Restaurants Corp.	51	-	-	1,549
ArvinMeritor, Inc.	30,674	6,063	1,330	106,921
Asahi Concrete Works Co. Ltd.	-	-	55	2,879
Astronics Corp.	72	-	-	4,644
Astronics Corp. Class B	-	-	-	1,524
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Atlantic Tele-Network, Inc.	$ -	$ -	$ 399	$ 6,846
AudioCodes Ltd.	1,933	-	-	6,365
Australian Oil & Gas Corp. Ltd.	1,363	1,729	57	-
AZZ, Inc.	230	112	-	6,539
Badger Daylighting, Inc.	5	-	-	656
Bairnco Corp.	-	-	180	5,315
Bank of The Ozarks, Inc.	5	-	204	16,597
BE Semiconductor Industries NV (NY Shares)	2,993	-	-	14,619
Beazer Homes USA, Inc.	-	-	115	-
Benihana, Inc.	222	-	-	6,587
Benihana, Inc. Class A	839	-	-	5,800
Black Box Corp.	25,109	780	-	68,466
Blair Corp.	-	568	480	18,868
Blyth, Inc.	5,924	948	318	91,012
BMTC Group, Inc. Class A (sub. vtg.)	-	-	92	12,890
Boston Acoustics, Inc.	133	-	-	3,035
Brampton Brick Ltd. Class A (sub. vtg.)	263	-	-	6,852
Brookstone Co., Inc.	-	-	-	10,458
Brooktrout, Inc.	882	-	-	6,213
BTU International, Inc.	-	-	-	2,386
Bush Industries, Inc. Class A	2,401	151	182	8,665
C&D Technologies, Inc.	-	940	144	39,668
Cagle's, Inc. Class A	8	-	-	3,798
California First National Bancorp	353	1,871	98	-
Canadian Western Bank	-	1,294	216	15,064
Carreker Corp.	5,990	348	-	19,891
Cascade Bancorp	6,725	-	-	15,353
Castle Energy Corp.	-	-	175	6,699
Cathay Bancorp, Inc.	6,421	-	589	43,320
Cato Corp. Class A	20,426	-	627	38,139
CCS Income Trust	1,618	-	132	13,837
CD Bramall PLC	6,114	-	402	17,749
Centex Construction Products, Inc.	2,452	1,104	-	37,856
Championship Auto Racing Teams, Inc.	1,763	-	-	6,095
Chase Corp.	-	-	144	4,036
Chase Industries, Inc.	6,793	-	-	18,205
Cherokee, Inc.	4,330	-	-	11,877
Chromcraft Revington, Inc.	5,050	-	-	13,115
ClearOne Communications, Inc.	3,577	-	-	11,567
Cleveland-Cliffs, Inc.	7,849	-	-	19,608
Coastcast Corp.	1,288	-	-	1,679
Cobra Electronics Corp.	-	34	-	4,564
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Cold Metal Products, Inc.	$ -	$ 1,016	$ -	$ -
Coldwater Creek, Inc.	2,988	2,504	-	12,081
Cole National Corp. Class A	-	3,068	-	13,200
Corvel Corp.	-	-	-	33,300
Cotelligent, Inc.	7	3,353	-	481
Cotton States Life Insurance Co.	-	255	98	5,298
CPAC, Inc.	-	-	162	3,556
CTS Corp.	27,697	-	187	25,673
D.C. Cook Holdings PLC	-	84	-	-
D.R. Horton, Inc.	21,098	272	1,512	213,124
Danier Leather, Inc.	897	-	-	4,033
Dataram Corp.	1,951	-	-	2,860
DCC PLC	12,008	-	1,339	60,693
Decorator Industries, Inc.	-	-	34	1,645
Del Global Technologies Corp.	-	-	-	2,751
Delta Apparel, Inc.	1,632	-	20	4,648
Dendrite International, Inc.	153	-	-	16,206
Department 56, Inc.	10,707	-	-	18,129
Deswell Industries, Inc.	5,762	-	157	11,695
Devcon International Corp.	-	-	-	2,123
DIMON, Inc.	4,658	-	117	16,745
Diodes, Inc.	1	-	-	7,252
Ditech Communications Corp.	7,381	-	-	5,920
Diversified Corporate Resources, Inc.	-	-	-	181
Dominion Homes, Inc.	2,851	469	-	14,035
Doral Financial Corp.	20,846	4,628	1,065	111,895
Drew Industries, Inc.	610	-	-	14,419
DSET Corp.	-	878	-	-
DSG International Ltd.	-	-	-	1,025
DT Industries, Inc.	-	58	-	1,803
Ducommun, Inc.	-	644	-	19,566
Dura Automotive Systems, Inc. Class A	8,301	-	-	21,732
Dycom Industries, Inc.	1,860	-	-	25,246
Electronics for Imaging, Inc.	44,436	-	-	84,184
Elscint Ltd.	424	-	-	5,468
Embrex, Inc.	-	-	-	9,885
EMCOR Group, Inc.	3,040	-	-	43,137
Enesco Group, Inc.	2,562	-	-	7,466
Enex Resources Corp.	-	324	-	-
Engineered Support Systems, Inc.	2,670	3,407	-	-
Exactech, Inc.	-	-	-	8,450
Fansteel, Inc.	-	4,418	-	-
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Federal Screw Works	$ -	$ -	$ 150	$ 5,305
Financial Industries Corp.	-	-	575	20,952
Finish Line, Inc. Class A	1,038	11,567	-	15,649
Finlay Enterprises, Inc.	-	-	-	16,621
First BanCorp Puerto Rico	-	-	1,329	97,042
First Mutual Bancshares, Inc.	697	-	42	5,489
Flanigan's Enterprises, Inc.	-	-	49	1,229
Footstar, Inc.	26,634	-	-	35,090
Foremost Industries Income Fund (trust unit)	7	-	107	2,370
Forrester Research, Inc.	7,035	4,415	-	20,681
Fossil, Inc.	13,180	-	-	84,665
FPIC Insurance Group, Inc.	-	127	-	-
Fresh Brands, Inc.	2,284	65	152	8,245
Friedmans, Inc. Class A	3,455	208	115	16,468
Gardner Denver, Inc.	1,288	907	-	29,409
Gehl Co.	-	-	-	7,207
General Cable Corp.	16,491	-	194	12,212
General Semiconductor, Inc.	1,513	3,003	-	-
Genesee & Wyoming, Inc. Class A	-	-	-	-
Genlyte Group, Inc.	6,178	-	-	51,464
Giant Industries, Inc.	-	-	-	5,716
Gildan Activewear, Inc. Class A (sub. vtg.)	16,704	-	-	41,251
Goodfellow, Inc.	7	-	90	3,230
GSE Systems, Inc.	70	32	-	765
GTSI Corp.	-	-	-	7,113
Guitar Center, Inc.	7,536	-	-	28,460
Hamilton Bancorp, Inc.	363	8,001	-	-
Hampshire Group Ltd.	37	-	-	9,712
Hanmi Financial Corp.	92	46	-	20,347
Hansen Natural Corp.	262	-	-	2,404
Hawthorne Financial Corp.	263	-	-	14,377
Helen of Troy Corp.	761	1,251	-	35,969
Henry Boot PLC	930	-	291	7,509
Herbalife International, Inc. Class A	-	7,756	156	13,824
Hibbett Sporting Goods, Inc.	5,569	73	-	19,932
Hirsch International Corp. Class A	-	3,647	-	96
Holly Corp.	-	879	623	25,035
Home Capital Group, Inc. Class B (sub. vtg.)	1,404	-	53	9,152
Horizon Health Corp.	-	-	-	11,822
Howell Corp.	-	-	88	7,536
Hurco Companies, Inc.	-	-	-	620
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
ICU Medical, Inc.	$ 5,596	$ 177	$ -	$ 46,464
IHOP Corp.	1,439	1,457	-	54,685
IMPATH, Inc.	7,095	-	-	18,522
Independence Federal Savings Bank	-	-	-	1,540
InFocus Corp.	22,541	-	-	45,095
infoUSA, Inc.	-	681	-	-
Insight Enterprises, Inc.	30,060	-	-	52,081
Intermet Corp.	1,237	-	-	11,627
Intest Corp.	8	-	-	4,201
Invacare Corp.	19,233	1,003	72	68,375
IPC Holdings Ltd.	21,596	98	400	105,042
Jack in the Box, Inc.	6,460	-	-	63,466
JAKKS Pacific, Inc.	17,690	-	-	27,241
Jean Coutu Group, Inc. Class A	-	942	133	-
JLM Couture, Inc.	-	-	-	578
Jo-Ann Stores, Inc. Class A	-	-	-	-
Jyske Bank AS (Reg.)	2,155	-	-	54,588
K2, Inc.	-	-	-	13,831
KCS Energy, Inc.	5,293	-	-	4,958
Kenneth Cole Productions, Inc. Class A	9,047	639	-	29,512
Kensey Nash Corp.	701	-	-	8,544
Kentucky Electric Steel, Inc.	-	-	-	99
Kleeneze PLC	378	-	264	4,918
Kroll, Inc.	875	826	-	-
Lafarge North America, Inc.	28,722	-	-	206,924
Lakes Gaming, Inc.	6	-	-	6,842
Le Chateau, Inc. Class A (sub. vtg.)	-	-	42	853
Linx Printing Technologies PLC	738	-	-	3,771
Lithia Motors, Inc. Class A	5,437	-	-	19,016
Lufkin Industries, Inc.	-	-	447	16,772
M/I Schottenstein Homes, Inc.	-	-	176	57,130
Magnum Hunter Resources, Inc.	4,006	-	-	-
Major Drilling Group International, Inc.	-	-	-	1,891
Marine Products Corp.	-	539	134	17,864
Markwest Hydrocarbon, Inc.	204	-	-	5,094
Marten Transport Ltd.	-	-	-	8,641
Maynard Oil Co.	-	2,270	-	-
MAXXAM, Inc.	3,280	-	-	5,741
MCSi, Inc.	12,615	526	-	16,820
Measurement Specialities, Inc.	213	-	-	2,010
Media Arts Group, Inc.	1,972	-	-	3,794
Medstone International, Inc.	-	-	-	2,570
Mercer International, Inc. (SBI)	476	292	-	8,860
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Meritage Corp.	$ 4,443	$ -	$ -	$ 24,228
Mesa Laboratories, Inc.	25	-	-	1,846
Mesaba Holdings, Inc.	4,034	-	-	10,125
MetaSolv, Inc.	11,653	-	-	8,908
Metro, Inc. Class A (sub. vtg.)	712	-	692	71,378
Metro One Telecommunications, Inc.	16,958	-	-	36,412
MFC Bancorp Ltd.	-	-	-	5,958
Midwest Express Holdings, Inc.	-	-	-	11,605
MIIX Group, Inc.	1,765	6,136	100	-
MOCON, Inc.	758	44	41	2,939
Monro Muffler Brake, Inc.	1,513	-	-	15,511
Monterey Pasta Co.	1,203	-	-	6,500
Morton's Restaurant Group, Inc.	-	6,470	-	-
MOSAID Technologies, Inc.	213	-	-	2,661
Movado Group, Inc.	475	-	116	19,508
Murakami Corp.	-	-	54	3,344
Mutual Risk Management Ltd.	1,934	4,222	68	-
Nagawa Co. Ltd.	-	-	100	3,577
National Dentex Corp.	2,031	-	-	7,099
National Healthcare Corp.	-	91	-	16,711
National R.V. Holdings, Inc.	3,544	-	-	9,194
National Service Industries, Inc.	-	-	22	-
National Western Life Insurance Co. Class A	968	-	-	23,625
Nationwide Accident Repair Services PLC	-	3,087	31	-
Nature's Sunshine Products, Inc.	108	1,299	219	16,917
Nautica Enterprises, Inc.	-	563	-	42,459
NCI Building Systems, Inc.	1,922	-	-	32,825
New Horizons Worldwide, Inc.	46	333	-	7,511
Nordlandsbanken AS	-	-	420	12,770
North Central Bancshares, Inc.	1,643	336	106	4,255
Novel Denim Holdings Ltd.	-	-	-	6,559
Novus Petroleum Ltd.	174	4,983	-	8,030
NQL Drilling Tools, Inc.	5,401	-	-	11,184
NU Horizons Electronics Corp.	4,968	-	-	10,667
Oakwood Homes Corp.	1,992	-	-	3,460
Octel Corp.	-	872	-	32,072
Ocular Sciences, Inc.	2,834	-	-	61,450
Offshore Logistics, Inc.	785	-	-	23,644
Oil Search Ltd.	414	-	7,745	-
Old Dominion Freight Lines, Inc.	-	-	-	12,470
One Price Clothing Stores, Inc.	-	110	-	332
Orbotech Ltd.	24,586	840	-	52,626
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Orthofix International NV	$ -	$ -	$ -	$ 30,349
Osteotech, Inc.	3,021	-	-	11,121
Outback Steakhouse, Inc.	27,554	19,517	-	152,354
P&F Industries, Inc. Class A	-	-	-	2,515
P.A.M. Transportation Services, Inc.	1,183	-	-	21,389
Pacific Sunwear of California, Inc.	2,842	-	-	33,323
Pacific Union Bank	511	209	-	8,483
PacifiCare Health Systems, Inc.	15,603	944	-	83,640
Papa John's International, Inc.	25,323	-	-	71,651
Parkvale Financial Corp.	367	-	108	7,607
Pason Systems Inc.	983	-	-	8,490
Patrick Industries, Inc.	257	-	72	3,490
PAULA Financial	10	2,625	-	-
Pe Ben Oilfield Services Ltd.	-	-	-	871
Peak Energy Services Ltd.	66	-	-	3,492
Peak International Ltd.	-	-	-	7,085
Perot Systems Corp. Class A	-	-	-	58,226
Perry Ellis International, Inc.	-	297	-	7,690
Persona, Inc.	4,926	-	-	7,298
Pervasive Software, Inc.	3,558	-	-	6,028
Petroleum Development Corp.	1	-	-	8,447
Petroleum Helicopters, Inc.	-	-	-	6,513
Philadelphia Consolidated Holding Corp.	4,504	-	-	52,291
Piolax, Inc.	-	-	109	5,113
Polo Ralph Lauren Corp. Class A	6,171	-	-	51,949
Pomeroy Computer Resources, Inc.	150	-	-	15,987
Powell Industries, Inc.	91	4,762	-	-
Programming & Systems, Inc.	-	792	-	-
Pubco Corp.	-	-	-	2,962
PXRE Group Ltd.	353	3,656	276	20,746
Quaker Fabric Corp.	-	242	-	-
Qualstar Corp.	2,712	-	-	6,014
Quicks Group PLC	127	6,243	115	-
Quiksilver, Inc.	16,992	9,918	-	35,154
Quipp, Inc.	986	-	-	1,670
Quixote Corp.	-	1,897	212	9,243
R.H. Donnelley Corp.	6,316	-	-	41,958
RADWARE Ltd.	4,654	-	-	12,467
RCM Technologies, Inc.	1,016	-	-	4,633
Refac	-	-	-	949
RehabCare Group, Inc.	23,340	-	-	33,839
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Reliability, Inc.	$ -	$ -	$ -	$ 1,220
RemedyTemp, Inc. Class A	966	-	-	9,880
Renal Care Group, Inc.	46,426	1,437	-	127,928
ResCare, Inc.	16	-	-	10,844
Rex Stores Corp.	-	890	-	16,786
Richmont Mines, Inc.	-	1,440	-	-
Right Management Consultants, Inc.	1,679	3,255	-	20,842
Ringerikes Sparebank	-	-	33	547
Ringkjoebing Bank	-	-	64	3,632
Riviana Foods, Inc.	738	-	586	22,184
ROHN Industries, Inc.	3,625	-	-	694
Roto Smeets de Boer NV	-	-	-	5,368
RPC, Inc.	135	68	283	38,644
RWD Technologies, Inc.	1,896	-	-	2,946
SBS Technologies, Inc.	2,552	204	-	11,309
ScanSource, Inc.	9,414	-	-	33,433
Scherer Healthcare, Inc.	-	-	-	1,218
SED International Holdings, Inc.	-	-	-	528
Send Group PLC	379	-	29	1,118
ShoLodge, Inc.	33	-	-	1,773
ShopKo Stores, Inc.	-	261	-	44,829
Sigmatron International, Inc.	262	-	-	864
Silent Witness Enterprises Ltd.	286	-	-	2,278
Silgan Holdings, Inc.	14,091	2,002	-	52,801
Siliconix, Inc.	12,050	-	-	46,925
Sino-Forest Corp. Class A (sub. vtg.)	465	-	-	4,600
Software Spectrum, Inc.	2,560	2,759	-	-
Sonic Corp.	-	613	-	118,498
SOURCECORP, Inc.	19,486	-	-	33,044
Source Information Management Co.	3,499	-	-	9,178
Southern Energy Homes, Inc.	-	-	-	2,565
Sparebanken Rana	-	-	43	679
Spectrum Control, Inc.	3,539	61	-	7,045
Spherion Corp.	14,276	-	-	35,769
Sportscene Restaurants, Inc. Class A	9	-	-	706
SPSS, Inc.	-	-	-	-
Standard Commercial Corp.	3,306	2,230	250	26,570
Stanley Furniture Co., Inc.	-	-	-	14,621
Stantec, Inc.	1,387	-	-	17,202
Steiner Leisure Ltd.	8,311	252	-	17,588
Sterling Bancorp	438	-	658	28,655
Stirling Cooke Brown Holdings Ltd.	3	-	28	331
Stoneridge, Inc.	8,512	-	-	37,291
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Strattec Security Corp.	$ -	$ -	$ -	$ 22,216
Summa Industries, Inc.	88	-	-	2,200
Suprema Specialties, Inc.	3,284	1,848	-	-
Sylvan, Inc.	1,822	-	-	6,997
Synopsys, Inc.	467	-	-	-
Taitron Components, Inc. Class A	49	-	-	663
Tandy Brands Accessories, Inc.	-	-	-	5,127
TB Wood's Corp.	77	-	150	3,004
TBC Corp.	1,386	2,505	-	25,997
Tech Data Corp.	22,540	-	-	115,419
Teekay Shipping Corp.	14,123	3,967	891	78,659
Tejon Ranch Co.	-	-	-	22,639
The Children's Place Retail Stores, Inc.	4,327	-	-	29,803
The Mens Wearhouse, Inc.	21,492	14,606	-	55,803
The Oilgear Co.	-	-	-	1,159
The PMI Group	18,205	-	189	169,455
The Stephan Co.	-	-	36	1,560
Theragenics Corp.	11,293	-	-	15,868
Thomas Group	211	670	-	92
Timberline Software Corp.	2,057	-	103	4,035
Toami Corp.	-	-	38	1,270
Tommy Hilfiger Corp.	55,406	-	-	117,074
Total Energy Services Ltd.	680	-	-	1,944
Trancom Co. Ltd.	-	-	46	2,300
Transpro, Inc.	-	189	-	3,321
Trenwick Group Ltd.	10,461	-	545	17,266
Triad Guaranty, Inc.	826	1,009	-	-
Trinity Industries, Inc.	18,222	-	184	59,751
Trio-Tech International	466	-	-	572
Trover Solutions, Inc.	-	-	-	5,896
TVA Group, Inc. Class B	842	-	-	14,813
Twin Disc, Inc.	-	-	189	3,851
UICI	-	7,664	-	-
UK Coal PLC	1,175	-	-	19,264
Uni-Select, Inc.	3,830	-	38	14,511
Unigraphics Solutions, Inc.Class A	-	1,824	-	-
United Retail Group, Inc.	81	-	-	6,182
Up, Inc.	-	-	40	1,979
URS Corp.	3,828	-	2,208	40,577
USEC, Inc.	-	429	3,312	56,720
USFreightways Corp.	28,379	-	901	87,571
Utah Medical Products, Inc.	-	-	-	10,760
Summary of Transactions with Affiliated Companies - continued
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Volker Wessels Stevin NV (Certificaten Van Aandelen)	$ 16,025	$ -	$ 2,261	$ 57,803
Wao Corp.	-	-	23	1,108
William Lyon Homes, Inc.	-	5,671	-	10,428
Wilsons Leather Experts, Inc.	5,926	-	-	13,624
Wireless Telecom Group, Inc.	1,222	647	115	3,107
World Fuel Services Corp.	-	-	375	26,623
Xanser Corp.	-	398	-	-
XETA Technologies, Inc.	1,093	-	-	1,626
Yardville National Bancorp	-	-	327	13,755
Zapata Corp.	1,499	-	-	4,932
TOTALS	$ 1,415,420	$ 234,108	$ 43,876	$ 7,113,535

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Low-Priced Stock. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Low-Priced Stock. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998) and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare services, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John McDowell (43)

Year of Election or Appointment: 2002

Vice President of Low-Priced Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Joe Tillinghast (44)
Year of Election or Appointment: 1992 Vice President of Low-Priced Stock.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Low-Priced Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Low-Priced Stock. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1989 Assistant Treasurer of Low-Priced Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Low-Priced Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment:

Assistant Treasurer of Low-Priced Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Low Priced Stock Fund voted to pay on September 9, 2002, to shareholders of record at the opening of business on September 6, 2002, a distribution of $.54 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.

The fund designates 20% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LPS-ANN-0902 158020
1.536378.105

Fidelity®

Balanced

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced	-10.53%	31.45%	126.74%
Fidelity Balanced Hybrid Composite	-9.12%	24.17%	150.11%
LB Aggregate Bond	7.53%	41.96%	101.49%
Russell 3000 ®	-22.55%	3.08%	157.19%
Russell 3000 ® Value	-16.41%	16.33%	197.13%
S&P 500 ®	-23.63%	2.23%	161.46%
Balanced Funds Average	-12.82%	10.91%	113.75%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Balanced Hybrid Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Russell 3000 ® Index, the Russell 3000 ® Value Index and the Lehman Brothers ® Aggregate Bond Index using a weighting of 30%, 30% and 40%, respectively. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 500 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Balanced	-10.53%	5.62%	8.53%
Fidelity Balanced Hybrid Composite	-9.12%	4.43%	9.60%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $22,674 - a 126.74% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 SM Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $26,146 - a 161.46% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,149 - a 101.49% increase. You can also look at how the Fidelity Balanced Hybrid Composite Index did over the same period. The composite index combines the total returns of the Russell 3000 Index, the Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,011 - a 150.11% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

Was the bottom of the bear market reached in late July, when the Dow Jones Industrial AverageSM recorded two of its three best days ever? No one knows yet, but one thing's for certain: The 12 months ending July 31, 2002, was one of the most challenging years in stock market history. First came the U.S. economic recession, followed by the tragedy of September 11, an event that sent equity markets tumbling. After a short-lived rebound came the corporate governance scandals: Enron, Arthur Andersen, WorldCom and so on. When all was said and done, the Dow lost 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index fell 23.63%. Conversely, investment-grade bonds shined during the past year. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53% as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and government agencies was reflected in the performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also posted a solid finish, returning 8.31%, but the Lehman Brothers Credit Bond Index gained only 4.72% as eroding investor confidence and widespread credit quality downgrades curbed corporate bond advances.

(Portfolio Manager photograph)
An interview with Larry Rakers (right), Lead Portfolio Manager of Fidelity Balanced Fund, and Kevin Grant (left), manager for fixed-income investments

Q. How did the fund perform, Larry?

L.R. For the 12 months ending July 31, 2002, the fund lost 10.53%. That beat the Lipper Inc. balanced funds average, which fell 12.82%, but lagged the 9.12% decline of the Fidelity Balanced Hybrid Composite Index - a hypothetical combination of unmanaged indexes including the total returns of the Russell 3000 Index, Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, using a weighting of 30%, 30% and 40%, respectively.

Q. What factors shaped fund results?

L.R. While being more conservative helped early in the period, my decision to become slightly more aggressive hurt during the second half as the economic recovery stalled. Weak overall security selection overwhelmed what we gained from slightly overweighting stronger-performing fixed-income securities at the expense of equities, by far the weakest asset class during the period. Allocating part of the fund's bond subportfolio to high-yield bonds also restrained performance, as these securities underperformed investment-grade issues. In equities, although the fund was generally more defensive than its peers, which helped versus the Lipper average, it was too aggressive relative to the benchmark.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What were your key strategies?

L.R. After taking over in February, as the stock market continued to decline, I gradually cranked up the aggressiveness within each sector, buying cheap stocks I felt would benefit from a cyclical rebound. Unfortunately, many of these stocks continued to cheapen on weaker-than-expected economic growth and growing concerns about corporate governance. In hindsight, I should have been more defensive. The fund suffered the most by having exposure to a few stocks - namely Elan and Computer Associates, both of which were sold, and Qwest Communications - that were hurt by accounting issues and credit-quality downgrades. Other major detractors included AES, Bristol-Myers Squibb and Northwest Airlines. On a sector level, the fund's positioning in financials hurt results. I emphasized brokerage firms and other credit-sensitive companies - which struggled due to persistently weak capital markets activity - rather than banks, which continued to benefit from low interest rates. I also was early shifting into beaten-down pharmaceutical, transportation and technology hardware stocks. Conversely, having a defensive, stable-growth component paid off. The fund benefited from consumer staples Gillette, Philip Morris and Coca-Cola, whose earnings held up well amid a weak economy. Underweighting the weak telecommunications sector and several good picks in consumer discretionary, such as Harrah's Entertainment and Maytag, also contributed.

Q. Turning to you, Kevin, what drove the fund's bond subportfolio?

K.G. Investment-grade bonds did well, as the prospects for a strong economic recovery dimmed later in the period and the Federal Reserve Board deferred raising interest rates. Negative sentiment toward stocks further boosted demand for bonds. Against this backdrop, favorable sector allocation and effective yield curve positioning were critical to our success. The subportfolio benefited from emphasizing higher-yielding government agency and mortgage securities that outperformed Treasuries during the period. Moreover, by focusing on the intermediate part of the curve, where yields declined the most, I capitalized on the positive price performance that was concentrated there. Trimming our corporate bond position at times was key, given heightened downside risk, as was adding further exposure to high-quality mortgage securities, which generally benefited from lower volatility and reduced prepayment risk. Being diversified and sidestepping several prominent corporate bond issuers that suffered credit downgrades also helped.

Q. Larry, what's your outlook?

L.R. I continue to position the fund for an improving economy because I feel the market is now paying me to do so on a risk/reward basis. However, this strategy could change if the economy slips into a double-dip recession. Even if the economy were to decline, I don't expect the fund to suffer greatly. Given my focus on capital preservation, I've tempered the fund's pro-cyclical bets on energy services, credit-sensitive financials and tech hardware by emphasizing beaten-down stocks with limited downside and maintaining a sizable defensive cushion in consumer nondurables.

Annual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: income and capital growth consistent with reasonable risk

Fund number: 304

Trading symbol: FBALX

Start date: November 6, 1986

Size: as of July 31, 2002, more than $6.4 billion

Manager: Larry Rakers, since February 2002; manager, Fidelity Convertible Securities Fund, 2001-2002; several Fidelity Select Portfolios, 1995- 2001; joined Fidelity in 1993; Kevin Grant, since 1997; manager, several Fidelity investment-grade taxable bond funds; joined Fidelity in 1993

3

Larry Rakers reviews his investment approach:

"Since I can't predict the direction of the economy, I let the market tell me how aggressive the fund should be positioned. I generally try not to make any major sector calls and, instead, rely on our research team to help me identify what we feel are the best companies with the best outlooks at the right prices. In my opinion, Balanced Fund shareholders are better served by my emphasis on individual stock picking rather than by my focusing on asset allocation decisions.

"My style has more of a growth bias than others on the Fidelity value team. Unlike the Fidelity Puritan Fund, which is managed with a slightly more conservative style and more of a pure value focus, this fund is more of a combination of value and conservative growth. That said, I feel it's okay to buy growth stocks if they have compelling valuations, even if they may seem pricey to some. I'd rather own a top-tier company whose stock is trading at an average or below-average valuation than a mediocre name at a really low price. I feel this approach could help me improve the overall quality of the portfolio along with its risk/return profile."

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	1.5	1.6
Philip Morris Companies, Inc.	1.4	1.3
Weatherford International Ltd.	1.1	0.4
General Electric Co.	1.1	0.6
American International Group, Inc.	1.0	0.8
	6.1
Top Five Bond Issuers as of July 31, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.3	11.0
Government National Mortgage Association	6.5	4.4
U.S. Treasury Obligations	2.4	6.5
Freddie Mac	0.8	1.2
Ford Motor Credit Co.	0.6	0.4
	21.6
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	18.4
Consumer Discretionary	9.7	11.1
Industrials	8.8	8.0
Information Technology	8.1	5.9
Health Care	6.9	5.1
Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Stocks 60.9%		Stocks 55.0%
	Bonds 39.3%		Bonds 40.4%
	Convertible Securities 0.9%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets*** (1.1)%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	5.9%	** Foreign investments	4.1%

*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 60.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.4%
TRW, Inc.	470,000	$ 25,357
Hotels, Restaurants & Leisure - 1.2%
Boyd Gaming Corp. (a)	200,000	2,966
Brinker International, Inc. (a)	345,000	11,247
Carnival Corp.	75,000	1,988
CEC Entertainment, Inc. (a)	60,000	2,262
Harrah's Entertainment, Inc. (a)	179,000	8,470
Marriott International, Inc. Class A	175,000	5,863
McDonald's Corp.	1,060,200	26,240
Outback Steakhouse, Inc. (a)	250,000	7,985
Park Place Entertainment Corp. (a)	450,000	4,131
Six Flags, Inc. (a)	243,000	3,650
Total Entertainment Restaurant Corp. (a)	53,200	553
		75,355
Household Durables - 1.1%
Beazer Homes USA, Inc. (a)	48,306	3,012
Champion Enterprises, Inc. (a)	1,091,800	4,389
D.R. Horton, Inc.	322,800	7,166
Fleetwood Enterprises, Inc.	195,600	812
Leggett & Platt, Inc.	50,000	1,125
Maytag Corp.	375,077	12,426
Mohawk Industries, Inc. (a)	124,792	5,928
Pulte Homes, Inc.	150,000	7,188
Standard Pacific Corp.	500,000	13,125
Whirlpool Corp.	285,000	16,350
		71,521
Internet & Catalog Retail - 0.1%
Coldwater Creek, Inc. (a)	120,600	1,883
J. Jill Group, Inc. (a)	227,500	5,073
		6,956
Leisure Equipment & Products - 0.0%
Brunswick Corp.	100,000	2,288
Media - 2.7%
AOL Time Warner, Inc. (a)	2,739,242	31,501
Charter Communications, Inc. Class A (a)	2,725,100	9,810
Clear Channel Communications, Inc. (a)	972,000	25,321
Comcast Corp. Class A (special) (a)	450,000	9,405
E.W. Scripps Co. Class A	74,200	5,654
EchoStar Communications Corp. Class A (a)	125,000	2,039
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Emmis Communications Corp. Class A (a)	270,000	$ 4,282
General Motors Corp. Class H (a)	565,503	5,598
Knight-Ridder, Inc.	50,000	3,028
Lamar Advertising Co. Class A (a)	375,000	11,843
Liberty Media Corp. Class A (a)	2,994,800	23,539
Meredith Corp.	55,000	2,006
News Corp. Ltd. ADR	173,200	3,490
Omnicom Group, Inc.	100,000	5,331
Radio One, Inc. Class D (non-vtg.) (a)	131,300	1,838
Viacom, Inc. Class B (non-vtg.) (a)	838,000	32,623
		177,308
Multiline Retail - 0.2%
Big Lots, Inc. (a)	125,000	2,075
Kohl's Corp. (a)	50,000	3,300
Target Corp.	290,000	9,672
		15,047
Specialty Retail - 1.3%
Best Buy Co., Inc. (a)	397,600	13,081
Christopher & Banks Corp. (a)	125,000	4,251
Circuit City Stores, Inc. - Circuit City Group	145,000	2,472
Foot Locker, Inc. (a)	575,000	6,383
Gap, Inc.	575,000	6,986
Limited Brands, Inc.	710,000	12,759
Movie Gallery, Inc. (a)	50,000	828
Office Depot, Inc. (a)	1,786,800	23,193
Pacific Sunwear of California, Inc. (a)	25,000	462
PETsMART, Inc. (a)	133,000	1,921
Regis Corp.	245,000	6,218
Too, Inc. (a)	100,000	2,501
		81,055
Textiles Apparel & Luxury Goods - 0.5%
Coach, Inc. (a)	50,000	1,140
Guess?, Inc. (a)	175,000	980
Jones Apparel Group, Inc. (a)	83,000	2,824
Liz Claiborne, Inc.	161,900	4,671
Polo Ralph Lauren Corp. Class A (a)	291,200	5,841
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Tommy Hilfiger Corp. (a)	495,000	$ 6,455
Tropical Sportswear International Corp. (a)	375,000	7,384
		29,295
TOTAL CONSUMER DISCRETIONARY		484,182
CONSUMER STAPLES - 6.1%
Beverages - 1.3%
PepsiCo, Inc.	710,870	30,525
The Coca-Cola Co.	1,006,500	50,265
		80,790
Food & Drug Retailing - 0.4%
Albertson's, Inc.	55,000	1,550
CVS Corp.	760,000	21,736
Sysco Corp.	75,000	1,954
Winn-Dixie Stores, Inc.	175,000	2,756
		27,996
Food Products - 1.3%
Bunge Ltd.	260,000	5,317
Dean Foods Co. (a)	583,400	19,451
Dole Food Co., Inc.	160,000	4,790
Fresh Del Monte Produce Inc.	135,000	3,310
Hershey Foods Corp.	50,000	3,923
Kraft Foods, Inc. Class A	476,600	17,634
McCormick & Co., Inc. (non-vtg.)	550,000	12,513
Tyson Foods, Inc. Class A	1,250,500	15,819
		82,757
Household Products - 0.7%
Colgate-Palmolive Co.	275,000	14,121
Procter & Gamble Co.	385,000	34,261
		48,382
Personal Products - 0.7%
Avon Products, Inc.	204,100	9,442
Gillette Co.	1,120,000	36,826
		46,268
Tobacco - 1.7%
Philip Morris Companies, Inc.	2,040,000	93,942
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.	187,400	$ 10,238
UST, Inc.	200,000	5,886
		110,066
TOTAL CONSUMER STAPLES		396,259
ENERGY - 5.3%
Energy Equipment & Services - 3.9%
BJ Services Co. (a)	150,000	4,784
CHC Helicopter Corp. Class A (sub. vtg.) (a)	100,000	1,959
Cooper Cameron Corp. (a)	1,268,410	54,529
Global Industries Ltd. (a)	379,400	1,825
Grant Prideco, Inc. (a)	2,058,400	20,563
Grey Wolf, Inc. (a)	1,100,000	3,300
Helmerich & Payne, Inc.	150,000	4,976
National-Oilwell, Inc. (a)	310,000	5,357
Newpark Resources, Inc. (a)	550,000	2,695
Noble Corp. (a)	475,000	15,390
Offshore Logistics, Inc. (a)	31,400	583
Patterson-UTI Energy, Inc. (a)	100,000	2,391
Pride International, Inc. (a)	1,643,600	22,106
Rowan Companies, Inc.	850,000	16,635
Smith International, Inc. (a)	266,800	8,434
Superior Energy Services, Inc. (a)	225,000	1,836
Trican Well Service Ltd. (a)	185,000	1,958
Varco International, Inc. (a)	555,850	8,454
W-H Energy Services, Inc. (a)	225,000	3,805
Weatherford International Ltd. (a)	1,774,800	71,986
		253,566
Oil & Gas - 1.4%
Conoco, Inc.	759,000	18,307
Equitable Resources, Inc.	60,000	2,051
Exxon Mobil Corp.	133,000	4,889
Occidental Petroleum Corp.	50,000	1,355
Phillips Petroleum Co.	255,000	13,196
Premcor, Inc.	360,000	7,848
Spinnaker Exploration Co. (a)	150,000	4,221
Stelmar Shipping Ltd. (a)	150,000	2,211
Suncor Energy, Inc.	320,000	5,338
Teekay Shipping Corp.	275,000	9,427
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Tesoro Petroleum Corp. (a)	1,928,000	$ 8,098
Tsakos Energy Navigation Ltd.	300,000	3,534
Ultra Petroleum Corp. (a)	100,000	708
Valero Energy Corp.	150,000	5,109
		86,292
TOTAL ENERGY		339,858
FINANCIALS - 14.3%
Banks - 3.7%
Bank of America Corp.	977,300	64,990
Bank of Hawaii Corp.	90,000	2,523
Bank One Corp.	785,000	30,544
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	550,000	4,978
Banknorth Group, Inc.	85,000	2,162
Cathay Bancorp, Inc.	39,500	1,444
Fifth Third Bancorp	50,000	3,304
First Community Bancorp, California	21,600	628
FleetBoston Financial Corp.	270,000	6,264
Frontier Financial Corp., Washington	135,000	3,413
Greater Bay Bancorp	300,000	7,278
IBERIABANK Corp.	100,000	3,850
Mellon Financial Corp.	564,000	14,991
Silicon Valley Bancshares (a)	335,000	7,246
Sky Financial Group, Inc.	225,000	4,613
Sovereign Bancorp, Inc.	850,000	12,317
UnionBanCal Corp.	336,920	14,612
Wachovia Corp.	1,358,056	48,618
Wintrust Financial Corp.	132,600	4,324
		238,099
Diversified Financials - 7.0%
American Express Co.	1,075,000	37,905
Charles Schwab Corp.	933,850	8,358
Citigroup, Inc.	2,989,704	100,275
E*TRADE Group, Inc. (a)	850,000	3,358
Fannie Mae	648,000	48,529
Farmer Mac Class C (non-vtg.) (a)	225,000	5,918
Freddie Mac	778,700	48,240
Household International, Inc.	435,000	18,561
J.P. Morgan Chase & Co.	1,875,750	46,819
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Legg Mason, Inc.	140,000	$ 5,970
Lehman Brothers Holdings, Inc.	437,600	24,816
MBNA Corp.	570,000	11,052
Merrill Lynch & Co., Inc.	890,000	31,729
Metris Companies, Inc.	100,000	355
Morgan Stanley	943,000	38,050
Neuberger Berman, Inc.	195,000	5,944
SLM Corp.	110,000	10,010
Stilwell Financial, Inc.	535,000	7,249
		453,138
Insurance - 3.0%
ACE Ltd.	355,000	11,243
AFLAC, Inc.	530,000	16,647
Allmerica Financial Corp.	350,000	9,555
Allstate Corp.	560,000	21,286
AMBAC Financial Group, Inc.	90,000	5,673
American International Group, Inc.	1,026,531	65,616
Cincinnati Financial Corp.	215,000	8,619
MBIA, Inc.	145,000	7,191
MetLife, Inc.	1,315,000	37,070
Ohio Casualty Corp. (a)	225,000	4,235
Prudential Financial, Inc.	253,000	8,346
		195,481
Real Estate - 0.6%
Apartment Investment & Management Co. Class A	681,100	30,622
Duke Realty Corp.	175,000	4,506
		35,128
TOTAL FINANCIALS		921,846
HEALTH CARE - 6.5%
Biotechnology - 0.1%
Invitrogen Corp. (a)	220,000	7,667
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.	110,000	3,197
Biomet, Inc.	145,000	3,760
Boston Scientific Corp. (a)	85,000	2,549
C.R. Bard, Inc.	160,000	8,651
St. Jude Medical, Inc. (a)	135,000	5,130
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Therasense, Inc.	356,400	$ 4,986
Zimmer Holdings, Inc. (a)	428,470	15,952
		44,225
Health Care Providers & Services - 1.9%
Anthem, Inc.	320,000	21,722
Cardinal Health, Inc.	130,000	7,488
HCA, Inc.	265,000	12,455
IMS Health, Inc.	420,800	6,657
McKesson Corp.	455,000	14,979
Pharmaceutical Product Development, Inc. (a)	325,000	7,491
Sunrise Assisted Living, Inc. (a)	140,000	3,538
Tenet Healthcare Corp. (a)	270,000	12,866
Triad Hospitals, Inc. (a)	50,000	1,999
Trigon Healthcare, Inc. (a)	67,000	6,815
UnitedHealth Group, Inc.	250,000	21,915
Wellpoint Health Networks, Inc. (a)	90,000	6,435
		124,360
Pharmaceuticals - 3.8%
Abbott Laboratories	750,700	31,086
Alpharma, Inc. Class A	250,000	2,790
Barr Laboratories, Inc. (a)	180,000	10,980
Biovail Corp. (a)	230,000	5,566
Bristol-Myers Squibb Co.	1,272,500	29,815
Johnson & Johnson	780,000	41,340
Merck & Co., Inc.	950,000	47,120
Pharmacia Corp.	996,000	44,561
Schering-Plough Corp.	450,000	11,475
Wyeth	418,500	16,698
		241,431
TOTAL HEALTH CARE		417,683
INDUSTRIALS - 7.8%
Aerospace & Defense - 1.5%
EDO Corp.	300,000	5,505
General Dynamics Corp.	160,600	12,996
Honeywell International, Inc.	495,000	16,018
L-3 Communications Holdings, Inc. (a)	100,000	4,622
Lockheed Martin Corp.	420,000	26,926
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	250,000	$ 6,550
United Technologies Corp.	330,000	22,935
		95,552
Airlines - 0.5%
Continental Airlines, Inc. Class B (a)	325,000	3,484
Delta Air Lines, Inc.	125,000	1,948
Frontier Airlines, Inc. (a)	830,000	4,839
Northwest Airlines Corp. (a)	1,979,585	18,371
Southwest Airlines Co.	225,000	3,107
		31,749
Building Products - 0.7%
American Standard Companies, Inc. (a)	201,800	14,431
Masco Corp.	1,150,000	27,830
York International Corp.	50,000	1,603
		43,864
Commercial Services & Supplies - 1.6%
Allied Waste Industries, Inc. (a)	1,667,000	11,002
Automatic Data Processing, Inc.	200,000	7,458
Cendant Corp. (a)	1,575,000	21,767
Ceridian Corp. (a)	410,000	7,097
eFunds Corp. (a)	175,000	1,757
Exult, Inc. (a)	213,200	618
First Data Corp.	335,000	11,708
G&K Services, Inc. Class A	210,000	6,334
Labor Ready, Inc. (a)	400,000	2,816
Manpower, Inc.	450,000	16,947
Paychex, Inc.	175,000	4,604
Republic Services, Inc. (a)	100,000	1,760
Robert Half International, Inc. (a)	250,000	4,988
Waste Connections, Inc. (a)	175,000	5,651
		104,507
Construction & Engineering - 0.3%
Fluor Corp.	540,300	17,344
Industrial Conglomerates - 1.4%
General Electric Co.	2,188,200	70,460
Tyco International Ltd.	1,485,800	19,018
		89,478
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 1.5%
Actuant Corp. Class A (a)	340,200	$ 12,672
AGCO Corp. (a)	125,000	2,241
Albany International Corp. Class A	287,000	6,658
Astec Industries, Inc. (a)	261,000	3,430
Flowserve Corp. (a)	50,000	863
IDEX Corp.	235,000	7,320
Ingersoll-Rand Co. Ltd. Class A	70,000	2,687
Kennametal, Inc.	100,917	3,274
Lincoln Electric Holdings, Inc.	175,000	4,044
Milacron, Inc.	920,000	6,983
Navistar International Corp.	1,228,000	31,670
SPX Corp. (a)	100,000	10,450
Terex Corp. (a)	395,000	7,714
		100,006
Road & Rail - 0.3%
Kansas City Southern (a)	943,900	15,348
Knight Transportation, Inc. (a)	25,000	443
Union Pacific Corp.	100,000	5,867
		21,658
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	35,000	1,716
TOTAL INDUSTRIALS		505,874
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.4%
Cisco Systems, Inc. (a)	304,700	4,019
Finisar Corp. (a)	3,673,700	6,135
Motorola, Inc.	1,050,000	12,180
Polycom, Inc. (a)	375,000	4,294
		26,628
Computers & Peripherals - 0.2%
Apple Computer, Inc. (a)	106,800	1,630
Dell Computer Corp. (a)	325,000	8,102
Hutchinson Technology, Inc. (a)	250,500	4,289
Western Digital Corp. (a)	400,000	1,776
		15,797
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	718,348	13,562
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Amphenol Corp. Class A (a)	268,300	$ 10,101
AU Optronics Corp. sponsored ADR	350,000	2,835
Avnet, Inc.	225,100	3,759
AVX Corp.	200,000	2,624
Flextronics International Ltd. (a)	2,442,500	19,345
Ingram Micro, Inc. Class A (a)	525,000	5,775
Sanmina-SCI Corp. (a)	2,100,000	8,547
Symbol Technologies, Inc.	450,000	4,113
Tektronix, Inc. (a)	250,000	4,660
Thermo Electron Corp.	660,000	11,207
Waters Corp. (a)	440,000	9,992
		96,520
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	450,000	5,927
IT Consulting & Services - 0.9%
Accenture Ltd. Class A	650,000	10,725
Acxiom Corp. (a)	500,000	7,930
Computer Sciences Corp. (a)	432,600	16,006
Electronic Data Systems Corp.	575,000	21,143
		55,804
Office Electronics - 0.2%
IKON Office Solutions, Inc.	100,000	910
Xerox Corp. (a)	2,150,000	14,943
		15,853
Semiconductor Equipment & Products - 2.8%
Advanced Energy Industries, Inc. (a)	50,000	739
Advanced Micro Devices, Inc. (a)	800,000	6,424
Agere Systems, Inc.:
Class A (a)	10,388,700	19,739
Class B (a)	3,711,305	7,237
Analog Devices, Inc. (a)	190,000	4,579
ASML Holding NV (NY Shares) (a)	600,000	7,110
ATMI, Inc. (a)	448,200	8,099
Axcelis Technologies, Inc. (a)	325,000	2,600
ChipPAC, Inc. (a)	4,700	19
Cohu, Inc.	165,000	2,529
Conexant Systems, Inc.	100,000	203
Cymer, Inc. (a)	247,000	6,914
DuPont Photomasks, Inc. (a)	200,000	5,066
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Fairchild Semiconductor International, Inc. Class A (a)	925,000	$ 16,493
Helix Technology, Inc.	309,700	3,936
Integrated Circuit Systems, Inc. (a)	583,710	10,256
Integrated Device Technology, Inc. (a)	100,000	1,280
International Rectifier Corp. (a)	221,400	5,105
Intersil Corp. Class A (a)	401,000	8,738
KLA-Tencor Corp. (a)	137,000	5,396
LAM Research Corp. (a)	260,000	3,198
LTX Corp. (a)	645,000	6,334
Monolithic System Technology, Inc. (a)	150,000	1,433
National Semiconductor Corp. (a)	344,900	6,246
NVIDIA Corp. (a)	329,154	3,644
Oak Technology, Inc. (a)	768,200	2,958
Photronics, Inc. (a)	566,630	6,890
Samsung Electronics Co. Ltd.	35,900	10,133
Siliconix, Inc. (a)	35,000	826
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	750,000	6,840
Teradyne, Inc. (a)	619,000	9,285
Varian Semiconductor Equipment Associates, Inc. (a)	85,000	2,234
Virage Logic Corp. (a)	71,000	746
		183,229
Software - 1.4%
Legato Systems, Inc. (a)	174,000	470
Mentor Graphics Corp. (a)	112,500	812
Microsoft Corp. (a)	915,400	43,921
National Instruments Corp. (a)	190,000	5,155
Network Associates, Inc. (a)	1,050,000	12,758
Quest Software, Inc. (a)	350,000	3,388
Reynolds & Reynolds Co. Class A	100,000	2,490
Symantec Corp. (a)	160,000	5,366
Take-Two Interactive Software, Inc. (a)	553,300	11,475
Vastera, Inc. (a)	824,200	1,607
		87,442
TOTAL INFORMATION TECHNOLOGY		487,200
MATERIALS - 2.8%
Chemicals - 0.9%
Crompton Corp.	535,000	5,965
Dow Chemical Co.	225,000	6,496
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	449,900	$ 13,002
Georgia Gulf Corp.	429,900	9,974
Lyondell Chemical Co.	244,000	3,221
Millennium Chemicals, Inc.	100,000	1,225
Minerals Technologies, Inc.	30,000	1,121
Monsanto Co.	75,000	1,140
Olin Corp.	225,000	4,174
PolyOne Corp.	515,000	5,114
Praxair, Inc.	110,000	5,753
		57,185
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	1,782,605	22,283
Packaging Corp. of America (a)	150,000	2,850
Pactiv Corp. (a)	400,000	7,268
Sealed Air Corp.	203,900	2,959
Smurfit-Stone Container Corp. (a)	100,000	1,449
		36,809
Metals & Mining - 1.3%
Alcan, Inc.	385,000	10,799
Alcoa, Inc.	706,600	19,114
Falconbridge Ltd.	950,000	10,355
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	648,200	9,898
Inco Ltd. (a)	325,000	5,545
Massey Energy Corp.	50,000	367
Newmont Mining Corp. Holding Co.	410,300	10,011
Oregon Steel Mills, Inc. (a)	550,000	3,960
Phelps Dodge Corp.	367,400	12,558
Placer Dome, Inc.	450,000	3,802
Stillwater Mining Co. (a)	100,000	950
		87,359
TOTAL MATERIALS		181,353
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
BellSouth Corp.	750,500	20,151
Citizens Communications Co.	582,900	3,194
KT Corp. sponsored ADR	530,000	10,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (a)	2,298,500	$ 2,942
Verizon Communications, Inc.	820,000	27,060
		64,170
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	900,000	2,016
AT&T Wireless Services, Inc. (a)	1,975,000	9,263
		11,279
TOTAL TELECOMMUNICATION SERVICES		75,449
UTILITIES - 1.9%
Electric Utilities - 1.3%
Cinergy Corp.	200,000	6,780
Dominion Resources, Inc.	195,000	11,591
DTE Energy Co.	100,000	4,096
FirstEnergy Corp.	608,200	18,702
FPL Group, Inc.	155,000	8,781
Northeast Utilities	825,000	13,736
TXU Corp.	460,000	19,840
		83,526
Gas Utilities - 0.4%
KeySpan Corp.	100,000	3,490
Kinder Morgan, Inc.	300,000	12,483
Sempra Energy	625,000	13,250
		29,223
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	6,611,917	13,554
TOTAL UTILITIES		126,303
TOTAL COMMON STOCKS (Cost $4,268,868)		3,936,007
Preferred Stocks - 0.5%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	132,500	$ 7,950
UTILITIES - 0.4%
Electric Utilities - 0.2%
Ameren Corp. $2.438 ACES	400,000	11,040
TXU Corp. $4.375	40,000	1,865
		12,905
Gas Utilities - 0.2%
KeySpan Corp. $4.375	100,000	4,978
Sempra Energy $2.125	173,000	3,691
		8,669
TOTAL UTILITIES		21,574
TOTAL CONVERTIBLE PREFERRED STOCKS		29,524
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	7,230	347
TOTAL PREFERRED STOCKS (Cost $28,895)		29,871
Corporate Bonds - 16.5%
Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 0.4%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Caa1	$ 4,100	1,046
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Sunrise Assisted Living, Inc. 5.25% 2/1/09 (g)	B1	3,360	3,125
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Labor Ready, Inc. 6.25% 6/15/07 (g)	-	$ 1,500	$ 1,778
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Finisar Corp. 5.25% 10/15/08	-	6,703	4,286
Redback Networks, Inc. 5% 4/1/07	-	10,730	3,745
			8,031
Electronic Equipment & Instruments - 0.0%
Solectron Corp. liquid yield option note 0% 11/20/20	Ba3	1,480	659
TOTAL INFORMATION TECHNOLOGY			8,690
MATERIALS - 0.1%
Metals & Mining - 0.1%
Agnico-Eagle Mines Ltd. 4.5% 2/15/12	-	4,350	4,481
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B3	4,985	2,679
SpectraSite Holdings, Inc. 6.75% 11/15/10	Caa3	2,000	498
			3,177
TOTAL CONVERTIBLE BONDS			22,297
Nonconvertible Bonds - 16.1%
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.1%
Collins & Aikman Products Co. 11.5% 4/15/06	B2	1,530	1,408
Dana Corp. 6.5% 3/1/09	Ba3	1,615	1,357
Delco Remy International, Inc. 11% 5/1/09	B3	750	533
Dura Operating Corp. 8.625% 4/15/12	B1	485	485
Goodyear Tire & Rubber Co. 6.625% 12/1/06	Ba1	380	346
Intermet Corp. 9.75% 6/15/09 (g)	B2	990	990
Lear Corp. 8.11% 5/15/09	Ba1	1,020	1,053
Stoneridge, Inc. 11.5% 5/1/12	B2	330	337
			6,509
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.6%
Alliance Gaming Corp. 10% 8/1/07	B3	$ 1,145	$ 1,197
Aztar Corp. 8.875% 5/15/07	Ba3	1,900	1,881
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	3,325	3,192
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	910	937
Buffets, Inc. 11.25% 7/15/10 (g)	B3	1,055	1,066
Capstar Hotel Co. 8.75% 8/15/07	B3	90	88
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	Ba2	860	808
6.75% 7/15/03	Ba3	170	170
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B	1,100	1,144
Domino's, Inc. 10.375% 1/15/09	B2	2,210	2,381
Extended Stay America, Inc. 9.875% 6/15/11	B2	1,055	1,039
Friendly Ice Cream Corp. 10.5% 12/1/07	B3	2,530	2,429
Harrah's Operating Co., Inc. 7.875% 12/15/05	Ba1	570	588
Herbst Gaming, Inc. 10.75% 9/1/08	B2	870	900
Hilton Hotels Corp. 7.625% 5/15/08	Ba1	920	906
HMH Properties, Inc. 7.875% 8/1/05	Ba3	380	367
Hollywood Park, Inc. 9.25% 2/15/07	Caa1	470	423
ITT Corp.:
6.75% 11/15/05	Ba1	860	813
7.375% 11/15/15	Ba1	715	636
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	850	844
Mandalay Resort Group 10.25% 8/1/07	Ba3	680	717
MGM Mirage, Inc. 8.375% 2/1/11	Ba2	235	237
Mirage Resorts, Inc. 7.25% 10/15/06	Ba1	620	615
Mohegan Tribal Gaming Authority:
8.125% 1/1/06	Ba2	1,540	1,563
8.375% 7/1/11	Ba3	135	136
8.75% 1/1/09	Ba3	535	548
Park Place Entertainment Corp.:
7.875% 12/15/05	Ba2	1,360	1,360
7.875% 3/15/10	Ba2	770	757
Penn National Gaming, Inc. 8.875% 3/15/10	B3	710	699
Premier Parks, Inc. 0% 4/1/08 (e)	B2	595	565
Prime Hospitality Corp. 8.375% 5/1/12 (g)	B1	410	392
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	B2	1,270	1,168
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	Ba2	$ 140	$ 130
8.25% 4/1/05	Ba2	95	90
8.75% 2/2/11	Ba2	575	530
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	1,520	1,535
yankee 8.625% 12/15/07	B2	295	302
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	345	355
8.875% 4/15/11	Ba1	1,295	1,363
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (g)	Caa1	1,710	1,693
			36,564
Household Durables - 0.2%
Beazer Homes USA, Inc. 8.375% 4/15/12 (g)	Ba2	475	468
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	B2	835	568
D.R. Horton, Inc.:
8% 2/1/09	Ba1	900	873
8.5% 4/15/12	Ba1	800	780
Juno Lighting, Inc. 11.875% 7/1/09	B3	2,075	2,127
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12 (g)	B2	1,275	1,211
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	560	554
KB Home 8.625% 12/15/08	Ba3	860	834
Kinetic Concepts, Inc. 9.625% 11/1/07	B3	810	786
Ryland Group, Inc.:
9.125% 6/15/11	Ba3	410	410
9.75% 9/1/10	Ba2	855	898
Schuler Homes, Inc. 10.5% 7/15/11	Ba2	600	606
Standard Pacific Corp. 9.25% 4/15/12	Ba3	545	529
WCI Communities, Inc. 10.625% 2/15/11	B1	2,200	2,178
			12,822
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 0% 5/1/08 (e)	B3	985	911
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
J. Crew Group, Inc. 0% 10/15/08 (e)	Caa3	$ 1,915	$ 1,130
J. Crew Operating Corp. 10.375% 10/15/07	Caa1	1,000	840
			2,881
Leisure Equipment & Products - 0.0%
Hasbro, Inc.:
5.6% 11/1/05	Ba3	610	555
6.15% 7/15/08	Ba3	220	198
The Hockey Co. 11.25% 4/15/09 (g)	B2	980	951
			1,704
Media - 1.0%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	1,930	1,814
9.875% 2/1/12	Caa3	1,730	1,644
American Media Operations, Inc. 10.25% 5/1/09	B2	1,070	1,107
AOL Time Warner, Inc.:
6.875% 5/1/12	Baa1	3,840	3,203
7.7% 5/1/32	Baa1	2,885	2,222
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	Ba1	7,750	7,487
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (e)	B2	4,730	1,514
8.25% 4/1/07	B2	925	574
8.625% 4/1/09	B2	940	578
10% 4/1/09	B2	200	128
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,705	1,671
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	2,485	2,301
Corus Entertainment, Inc. 8.75% 3/1/12	B1	370	365
Cox Communications, Inc. 7.75% 11/1/10	Baa2	6,900	6,416
CSC Holdings, Inc.:
7.625% 4/1/11	Ba2	1,315	1,026
7.875% 12/15/07	Ba2	630	507
9.875% 2/15/13	Ba3	500	320
9.875% 4/1/23	BB-	660	416
EchoStar DBS Corp.:
9.125% 1/15/09 (g)	B1	925	833
9.25% 2/1/06	B1	2,025	1,904
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.: - continued
9.375% 2/1/09	B1	$ 250	$ 235
Entravision Communications Corp. 8.125% 3/15/09 (g)	B3	260	259
Granite Broadcasting Corp.:
8.875% 5/15/08	Caa3	180	155
10.375% 5/15/05	Caa3	580	534
Insight Communications, Inc. 0% 2/15/11 (e)	Caa1	710	249
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	B2	900	770
Lamar Media Corp.:
8.625% 9/15/07	Ba3	1,000	1,020
9.25% 8/15/07	B1	500	515
LBI Media, Inc. 10.125% 7/15/12 (g)	B3	955	936
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	B2	1,230	996
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	B2	240	166
News America Holdings, Inc. 8% 10/17/16	Baa3	13,000	13,365
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	830	208
Radio One, Inc. 8.875% 7/1/11	B3	1,770	1,779
Regal Cinemas Corp. 9.375% 2/1/12 (g)	B3	480	499
Sinclair Broadcast Group, Inc.:
8% 3/15/12	B2	1,500	1,485
8.75% 12/15/07	B2	460	462
8.75% 12/15/11	B2	1,070	1,075
Spanish Broadcasting System, Inc. 9.625% 11/1/09	B3	590	578
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	3,800	3,178
TV Azteca SA de CV yankee 10.5% 2/15/07	B1	975	919
Yell Finance BV:
0% 8/1/11 (e)	B2	600	381
10.75% 8/1/11	B2	440	450
			66,244
Multiline Retail - 0.1%
Dillard's, Inc.:
6.125% 11/1/03	Ba3	115	113
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Dillard's, Inc.: - continued
6.39% 8/1/03	Ba3	$ 640	$ 630
7.15% 9/1/02	Ba3	1,000	1,000
JCPenney Co., Inc. 9% 8/1/12 (g)	Ba3	1,050	1,029
Saks, Inc.:
7.25% 12/1/04	B1	80	77
8.25% 11/15/08	B1	890	774
9.875% 10/1/11	B1	560	543
			4,166
Specialty Retail - 0.1%
Asbury Automotive Group, Inc. 9% 6/15/12 (g)	B3	790	735
AutoNation, Inc. 9% 8/1/08	Ba2	725	747
Gap, Inc.:
5.625% 5/1/03	Ba3	1,105	1,075
9.9% 12/15/05 (f)	Ba3	1,270	1,245
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa1	680	690
Michaels Stores, Inc. 9.25% 7/1/09	Ba2	1,100	1,172
Office Depot, Inc. 10% 7/15/08	Ba1	790	861
PETCO Animal Supplies, Inc. 10.75% 11/1/11	B3	215	230
United Auto Group, Inc. 9.625% 3/15/12 (g)	B3	380	372
United Rentals, Inc.:
8.8% 8/15/08	B2	90	81
9% 4/1/09	B2	90	81
9.25% 1/15/09	B2	1,585	1,442
			8,731
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co.:
6.8% 11/1/03	B2	1,950	1,775
7% 11/1/06	B2	485	373
Russell Corp. 9.25% 5/1/10 (g)	B1	970	994
The William Carter Co. 10.875% 8/15/11	B3	790	845
			3,987
TOTAL CONSUMER DISCRETIONARY			143,608
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.625% 8/1/06	Ba2	$ 320	$ 336
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	1,190	1,199
Cott Beverages, Inc. 8% 12/15/11	B2	850	854
			2,389
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	870	807
9.125% 12/15/11	B2	440	430
Rite Aid Corp.:
6.125% 12/15/08 (g)	Caa3	200	120
6.875% 8/15/13	Caa3	1,405	773
7.125% 1/15/07	Caa3	760	502
Roundy's, Inc. 8.875% 6/15/12 (g)	B2	420	417
			3,049
Food Products - 0.1%
Corn Products International, Inc. 8.25% 7/15/07	Ba1	610	580
Dean Foods Co.:
6.75% 6/15/05	B1	600	582
6.9% 10/15/17	B1	600	504
8.15% 8/1/07	B1	410	406
Del Monte Corp. 9.25% 5/15/11	B3	2,075	2,075
Smithfield Foods, Inc. 8% 10/15/09	Ba2	650	653
			4,800
Household Products - 0.1%
Fort James Corp. 6.5% 9/15/02	Ba1	3,650	3,633
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	Baa2	3,535	3,708
7.25% 6/1/12	Baa2	3,700	3,812
			7,520
TOTAL CONSUMER STAPLES			21,391
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	B1	1,230	1,230
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Energy Equipment & Services - continued
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	$ 540	$ 562
Key Energy Services, Inc.:
8.375% 3/1/08	Ba3	1,335	1,362
14% 1/15/09	B2	722	825
Parker Drilling Co. 10.125% 11/15/09 (g)	B1	600	621
Trico Marine Services, Inc. 8.875% 5/15/12 (g)	B2	620	564
			5,164
Oil & Gas - 0.2%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	1,140	1,166
8.125% 4/1/11	B1	1,770	1,739
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	Ba3	195	185
8.875% 11/15/07	B2	490	461
Forest Oil Corp.:
8% 6/15/08	Ba3	350	354
8% 12/15/11	Ba3	390	391
Nuevo Energy Co.:
9.375% 10/1/10	B2	515	502
9.5% 6/1/08	B2	540	535
Plains Exploration & Production Co. LP 8.75% 7/1/12 (g)	-	960	946
Plains Resources, Inc. Series F, 10.25% 3/15/06	B2	145	150
Pogo Producing Co. 8.25% 4/15/11	B1	1,600	1,628
Swift Energy Co. 9.375% 5/1/12	B3	275	259
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	2,110	2,173
The Coastal Corp. 9.625% 5/15/12	Baa2	2,370	1,849
Valero Energy Corp. 6.875% 4/15/12	Baa2	2,935	3,072
Western Oil Sands, Inc. 8.375% 5/1/12 (g)	Ba2	980	960
			16,370
TOTAL ENERGY			21,534
FINANCIALS - 7.4%
Banks - 1.4%
Bank One NA, Chicago 5.5% 3/26/07	Aa2	4,380	4,596
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa3	4,025	4,556
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Capital One Bank:
6.375% 2/15/03	Baa2	$ 3,400	$ 3,210
6.65% 3/15/04	Baa2	900	813
Corporacion Andina de Fomento 6.875% 3/15/12	A2	2,825	2,869
First Union Corp. 7.55% 8/18/05	A1	5,000	5,572
FleetBoston Financial Corp. 7.25% 9/15/05	A1	10,935	11,859
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	750	775
KeyCorp. 4.625% 5/16/05	A2	4,610	4,730
Landesbank Baden-Wurttemberg 6.35% 4/1/12	Aaa	2,400	2,558
MBNA Corp.:
6.34% 6/2/03	Baa2	1,800	1,762
6.875% 11/15/02	Baa2	8,350	8,458
7.5% 3/15/12	Baa2	4,930	5,325
PNC Funding Corp. 5.75% 8/1/06	A2	4,140	4,356
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	A1	3,850	3,923
7.816% 11/29/49	A1	640	706
8.817% 3/31/49	A1	2,890	3,235
9.118% 3/31/49	A1	1,860	2,214
Sovereign Bancorp, Inc.:
8.625% 3/15/04	Ba2	460	475
10.5% 11/15/06	Ba2	1,335	1,482
Union Planters National Bank, Memphis 5.125% 6/15/07	A1	2,115	2,177
Washington Mutual Bank 6.875% 6/15/11	A3	3,300	3,521
Washington Mutual, Inc. 5.625% 1/15/07	A3	4,815	5,016
Western Financial Bank 9.625% 5/15/12	B1	690	683
Zions Bancorp 8.625% 10/15/02	Baa1	6,000	6,078
			90,949
Diversified Financials - 5.1%
American Airlines pass thru trust certificate 7.8% 4/1/08	B1	1,280	1,254
American Gen. Finance Corp. 5.875% 7/14/06	A1	13,000	13,731
Amvescap PLC:
5.9% 1/15/07	A2	2,810	2,910
6.375% 5/15/03	A2	3,600	3,693
6.6% 5/15/05	A2	2,605	2,803
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Associates Corp. of North America 6% 7/15/05	Aa1	$ 10,000	$ 10,691
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	815	815
Capital One Financial Corp.:
7.25% 12/1/03	Baa3	160	139
7.25% 5/1/06	Baa3	600	511
8.75% 2/1/07	Baa3	1,950	1,619
CIT Group, Inc.:
5.5% 2/15/04	A2	2,000	1,998
7.75% 4/2/12	A2	3,505	3,460
Citigroup, Inc. 7.25% 10/1/10	Aa2	10,200	11,124
Conoco Funding Co. 6.35% 10/15/11	Baa1	4,305	4,528
Continental Airlines, Inc. pass thru trust certificate:
6.9% 1/2/17	Baa3	191	166
6.954% 2/2/11	Ba2	28	22
7.033% 6/15/11	Ba2	305	244
8.312% 10/2/12	Ba2	69	56
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	6,925	7,160
5.625% 5/15/07	A3	4,700	4,886
6.85% 6/15/04	A3	1,165	1,240
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	4,600	4,813
6.5% 1/15/12	Aa3	2,525	2,506
Dana Credit Corp. 7.25% 12/6/02 (g)	Ba3	700	691
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	1,090	1,158
9.875% 4/30/08	Ba1	3,059	2,701
Deutsche Telekom International Finance BV 8.25% 6/15/05 (f)	Baa1	6,000	6,213
Devon Financing Corp. U.L.C.:
6.875% 9/30/11	Baa2	3,940	4,190
7.875% 9/30/31	Baa2	8,000	8,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	B1	470	442
First Union Capital II 7.95% 11/15/29	A2	8,050	8,862
Ford Motor Credit Co.:
5.8% 1/12/09	A3	2,875	2,702
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Ford Motor Credit Co.: - continued
6.5% 1/25/07	A3	$ 7,820	$ 7,768
6.875% 2/1/06	A3	3,700	3,735
7.25% 10/25/11	A3	3,610	3,552
7.375% 10/28/09	A3	14,950	14,916
7.875% 6/15/10	A3	4,200	4,317
GATX Financial Corp. 8.875% 6/1/09	Baa3	980	951
General Electric Capital Corp.:
6% 6/15/12	Aaa	4,000	4,071
6.125% 2/22/11	Aaa	6,600	6,766
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	5,680	5,845
6.75% 1/15/06	A2	2,020	2,102
6.875% 9/15/11	A2	5,000	4,941
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	2,890	3,007
Household Finance Corp.:
6.375% 10/15/11	A2	9,000	8,257
8% 5/9/05	A2	1,985	2,089
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A2	5,300	6,209
ING Capital Funding Trust III 8.439% 12/31/10	A1	8,450	9,432
IOS Capital, Inc. 9.75% 6/15/04	BBB-	590	596
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	4,000	4,080
6.75% 2/1/11	A1	13,695	14,333
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12 (g)	B2	580	545
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3	90	88
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	Aa3	1,105	1,175
6.15% 1/26/06	Aa3	7,700	8,190
Millennium America, Inc.:
9.25% 6/15/08	Ba1	140	144
9.25% 6/15/08 (g)	Ba1	1,030	1,056
Morgan Stanley 6.6% 4/1/12	Aa3	4,445	4,598
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	3,815	3,859
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	6,300	6,344
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
NiSource Finance Corp.: - continued
7.875% 11/15/10	Baa3	$ 7,360	$ 7,600
Northwest Airlines pass thru trust certificate:
7.691% 4/1/17	Baa2	50	45
9.179% 10/1/11	Ba2	204	177
Petronas Capital Ltd. 7% 5/22/12 (g)	Baa1	3,740	3,899
Popular North America, Inc. 6.125% 10/15/06	A3	5,545	5,806
Powergen US Funding LLC 4.5% 10/15/04	Baa1	1,895	1,942
Qwest Capital Funding, Inc. 7.75% 8/15/06	B2	410	168
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	Baa1	4,800	4,876
SESI LLC 8.875% 5/15/11	B1	450	441
Sprint Capital Corp.:
5.875% 5/1/04	Baa3	8,670	7,559
6.875% 11/15/28	Baa3	12,830	8,798
8.75% 3/15/32	Baa3	4,270	3,140
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	260	276
TCI Communications Financing III 9.65% 3/31/27	Baa3	4,100	3,896
TXU Eastern Funding:
6.75% 5/15/09	Baa1	6,425	5,957
yankee 6.45% 5/15/05	Baa1	1,580	1,588
UBS Preferred Funding Trust 1 8.622% 12/29/49	A1	5,600	6,318
USA Education, Inc. 5.625% 4/10/07	A3	13,500	14,276
Verizon Global Funding Corp. 6.125% 6/15/07	A1	5,100	5,238
Xerox Capital (Europe) PLC 5.875% 5/15/04	B1	515	402
Xerox Credit Corp. 6.1% 12/16/03	B1	490	412
			331,866
Insurance - 0.2%
Executive Risk Capital Trust 8.675% 2/1/27	A1	10,000	10,884
Real Estate - 0.7%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,260	1,314
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	2,600	2,741
Corrections Corp. of America 9.875% 5/1/09 (g)	B2	270	270
Duke Realty LP 7.3% 6/30/03	Baa1	5,000	5,187
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
EOP Operating LP:
6.625% 2/15/05	Baa1	$ 2,500	$ 2,649
7.75% 11/15/07	Baa1	11,935	13,293
ERP Operating LP 7.1% 6/23/04	Baa1	4,000	4,318
Gables Realty LP:
5.75% 7/15/07	Baa2	4,795	4,879
6.8% 3/15/05	Baa2	670	707
iStar Financial, Inc. 8.75% 8/15/08	Ba1	820	838
LNR Property Corp.:
9.375% 3/15/08	Ba3	500	485
10.5% 1/15/09	Ba3	350	350
Meditrust Corp.:
7% 8/15/07	Ba3	180	171
7.82% 9/10/26	Ba3	1,325	1,312
MeriStar Hospitality Corp. 9% 1/15/08	B1	1,290	1,216
ProLogis Trust 6.7% 4/15/04	Baa1	1,550	1,621
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	980	970
			42,321
TOTAL FINANCIALS			476,020
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (g)	B2	210	208
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc.:
11% 1/2/07	-	1,926	1,916
12.25% 1/2/09	-	740	740
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	Ba1	260	264
Dynacare, Inc. yankee 10.75% 1/15/06	B2	315	324
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	B2	730	752
HCA, Inc.:
7.875% 2/1/11	Ba1	1,080	1,145
8.75% 9/1/10	Ba1	1,365	1,488
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
HealthSouth Corp.:
6.875% 6/15/05	Ba1	$ 150	$ 140
7% 6/15/08	Ba1	475	423
Owen & Minor, Inc. 8.5% 7/15/11	Ba3	1,070	1,097
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (g)	B3	1,870	1,800
Rotech Healthcare, Inc. 9.5% 4/1/12 (g)	B2	300	291
Service Corp. International (SCI):
6% 12/15/05	B1	210	185
7.375% 4/15/04	B1	660	640
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	400	437
Triad Hospitals, Inc. 8.75% 5/1/09	B1	625	644
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	3,050	3,111
			15,397
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10 (g)	Caa1	1,430	1,323
Biovail Corp. 7.875% 4/1/10	B2	635	613
			1,936
TOTAL HEALTH CARE			17,541
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	685	714
BE Aerospace, Inc.:
8% 3/1/08	B3	1,475	1,239
8.875% 5/1/11	B3	1,445	1,214
9.5% 11/1/08	B3	460	419
Raytheon Co. 7.9% 3/1/03	Baa3	13,035	13,321
Sequa Corp. 9% 8/1/09	Ba3	280	274
Transdigm, Inc. 10.375% 12/1/08 (g)	B3	330	341
			17,522
Airlines - 0.1%
Continental Airlines, Inc. 8% 12/15/05	B3	1,320	964
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	661	503
6.65% 3/15/04	Ba3	2,235	1,967
7.7% 12/15/05	Ba3	670	583
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.: - continued
8.3% 12/15/29	Ba3	$ 195	$ 127
8.54% 1/2/07	Ba1	178	150
10.14% 8/14/12	-	120	98
Northwest Airlines, Inc.:
7.625% 3/15/05	B2	490	368
8.375% 3/15/04	B2	440	330
8.52% 4/7/04	B2	60	48
9.875% 3/15/07	B2	660	482
			5,620
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	B1	630	625
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	1,460	1,358
7.875% 1/1/09	Ba3	770	699
10% 8/1/09	B2	1,775	1,562
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	50	42
Coinmach Corp. 9% 2/1/10 (g)	B2	1,040	1,040
Iron Mountain, Inc.:
8.25% 7/1/11	B2	1,070	1,022
8.625% 4/1/13	B2	675	665
8.75% 9/30/09	B2	70	70
JohnsonDiversey, Inc. 9.625% 5/15/12 (g)	B2	220	227
			6,685
Construction & Engineering - 0.0%
Williams Scotsman, Inc. 9.875% 6/1/07 (g)	B3	910	819
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	Ba2	280	211
6.875% 1/15/29	Ba2	3,280	2,329
yankee:
5.8% 8/1/06	Ba2	2,120	1,643
5.875% 11/1/04	Ba2	280	231
6.375% 6/15/05	Ba2	190	156
6.375% 2/15/06	Ba2	510	411
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
6.375% 10/15/11	Ba2	$ 690	$ 514
6.75% 2/15/11	Ba2	8,135	6,101
			11,596
Machinery - 0.1%
AGCO Corp.:
8.5% 3/15/06	B1	110	107
9.5% 5/1/08	Ba3	445	472
Dresser, Inc. 9.375% 4/15/11	B2	1,335	1,298
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	640	666
Navistar International Corp. 9.375% 6/1/06	Ba1	810	816
NMHG Holding Co. 10% 5/15/09 (g)	B3	530	535
Terex Corp. 8.875% 4/1/08	B2	1,910	1,853
TriMas Corp. 9.875% 6/15/12 (g)	B3	840	836
			6,583
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	12,000	12,613
TFM SA de CV 12.5% 6/15/12 (g)	B1	520	497
Union Pacific Corp. 6.625% 2/1/29	Baa3	4,000	3,990
			17,100
TOTAL INDUSTRIALS			66,550
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Avaya, Inc. 11.125% 4/1/09	Ba2	1,265	734
L-3 Communications Corp. 8% 8/1/08	Ba3	480	490
Motorola, Inc. 8% 11/1/11	Baa2	8,145	7,609
			8,833
Computers & Peripherals - 0.2%
Hewlett-Packard Co.:
5.5% 7/1/07	A3	4,375	4,410
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.: - continued
6.5% 7/1/12	A3	$ 3,915	$ 3,915
Seagate Technology HDD Holdings 8% 5/15/09 (g)	Ba2	930	893
			9,218
Electronic Equipment & Instruments - 0.1%
Fisher Scientific International, Inc.:
8.125% 5/1/12	B3	785	775
9% 2/1/08	B3	495	500
Flextronics International Ltd.:
9.875% 7/1/10	Ba2	540	543
yankee 8.75% 10/15/07	Ba2	500	488
Ingram Micro, Inc. 9.875% 8/15/08	Ba2	600	600
Solectron Corp.:
7.375% 3/1/06	Ba3	1,310	1,120
9.625% 2/15/09	Ba3	1,500	1,328
			5,354
IT Consulting & Services - 0.0%
Unisys Corp. 8.125% 6/1/06	Ba1	1,410	1,354
Office Electronics - 0.0%
Xerox Corp.:
5.5% 11/15/03	B1	585	491
7.15% 8/1/04	B1	620	496
			987
Semiconductor Equipment & Products - 0.1%
Amkor Technology, Inc. 9.25% 5/1/06	B1	1,310	1,061
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	2,490	2,590
10.5% 2/1/09	B2	270	286
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (g)	B3	750	630
			4,567
Software - 0.0%
Computer Associates International, Inc. 6.375% 4/15/05	Baa2	380	293
TOTAL INFORMATION TECHNOLOGY			30,606
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - 0.8%
Chemicals - 0.2%
Berry Plastics Corp. 10.75% 7/15/12 (g)	B3	$ 1,135	$ 1,144
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (g)	B3	1,920	1,920
Georgia Gulf Corp. 10.375% 11/1/07	B2	1,385	1,468
Huntsman International LLC 9.875% 3/1/09 (g)	B3	2,500	2,506
IMC Global, Inc.:
6.55% 1/15/05	Ba2	490	436
7.3% 1/15/28	Ba2	410	308
7.625% 11/1/05	Ba2	195	182
10.875% 6/1/08	Ba1	170	179
International Specialty Holdings, Inc. 10.625% 12/15/09	B2	870	783
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	220	207
9.875% 5/1/07	Ba3	690	642
10.875% 5/1/09	B2	1,730	1,401
Methanex Corp. yankee 7.75% 8/15/05	Ba1	2,015	1,985
OM Group, Inc. 9.25% 12/15/11	B3	2,110	2,047
			15,208
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,250	1,088
Graphic Packaging Corp. 8.625% 2/15/12 (g)	B2	170	169
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (g)	B2	2,640	2,627
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	535	484
7.35% 5/15/08	B3	180	158
7.5% 5/15/10	B3	200	176
7.8% 5/15/18	B3	1,520	1,216
7.85% 5/15/04	B3	540	505
8.1% 5/15/07	B3	615	554
Silgan Holdings, Inc. 9% 6/1/09 (g)	B1	670	680
			7,657
Metals & Mining - 0.2%
AK Steel Corp. 7.875% 2/15/09	B1	800	796
Century Aluminum Co. 11.75% 4/15/08	Ba3	1,875	1,931
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	B3	$ 900	$ 806
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	290	307
Oregon Steel Mills, Inc. 10% 7/15/09 (g)	B1	1,435	1,464
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	2,645	2,731
Phelps Dodge Corp.:
8.75% 6/1/11	Baa3	2,885	2,914
9.5% 6/1/31	Baa3	550	556
Steel Dynamics, Inc. 9.5% 3/15/09 (g)	B2	1,295	1,321
			12,826
Paper & Forest Products - 0.3%
Container Corp. of America 9.75% 4/1/03	B2	1,680	1,709
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	295	266
8.125% 5/15/11	Ba1	1,305	1,148
8.875% 5/15/31	Ba1	785	659
9.625% 3/15/22	Ba1	385	354
Louisiana-Pacific Corp.:
8.5% 8/15/05	Ba1	290	293
10.875% 11/15/08	Ba2	1,200	1,248
Stone Container Corp.:
8.375% 7/1/12 (g)	B2	900	905
9.75% 2/1/11	B2	2,345	2,462
Weyerhaeuser Co.:
6.125% 3/15/07 (g)	Baa2	3,900	4,084
7.375% 3/15/32 (g)	Baa2	3,200	3,251
			16,379
TOTAL MATERIALS			52,070
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.0%
American Cellular Corp. 9.5% 10/15/09	Caa3	490	118
AT&T Corp.:
6.5% 3/15/29	Baa2	15,730	11,011
7.3% 11/15/11 (g)	Baa2	2,815	2,393
British Telecommunications PLC:
8.375% 12/15/10 (f)	Baa1	3,100	3,415
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
British Telecommunications PLC: - continued
8.875% 12/15/30 (f)	Baa1	$ 4,900	$ 5,374
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (g)	A2	2,800	3,118
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	B3	2,640	1,188
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1	1,370	767
Citizens Communications Co. 8.5% 5/15/06	Baa2	1,655	1,329
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	3,800	3,808
Price Communications Wireless, Inc.:
9.125% 12/15/06	Baa2	4,769	4,986
11.75% 7/15/07	Baa3	500	529
Qwest Corp. 8.875% 3/15/12 (g)	Ba3	110	87
Rogers Cantel, Inc. yankee 9.375% 6/1/08	Ba3	145	97
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,020	5,136
Telefonos de Mexico SA de CV 8.25% 1/26/06	A3	10,000	10,275
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (d)	C	8,440	232
7.7% 7/20/29 (d)	C	2,912	80
TELUS Corp. 7.5% 6/1/07	Ba1	11,770	7,239
Tritel PCS, Inc. 10.375% 1/15/11	Baa2	899	728
Triton PCS, Inc.:
8.75% 11/15/11	B2	360	223
9.375% 2/1/11	B2	1,710	1,094
			63,227
Wireless Telecommunication Services - 0.3%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	1,175	323
American Tower Corp. 9.375% 2/1/09	Caa1	1,840	957
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	2,000	1,560
8.125% 5/1/12	Baa2	1,960	1,480
8.75% 3/1/31	Baa2	8,740	6,069
Cingular Wireless LLC 6.5% 12/15/11 (g)	A3	1,620	1,435
Crown Castle International Corp.:
9.375% 8/1/11	B3	930	595
10.75% 8/1/11	B3	895	600
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Dobson Communications Corp. 10.875% 7/1/10	B3	$ 620	$ 403
Echostar Broadband Corp. 10.375% 10/1/07	B1	3,165	3,038
Nextel Communications, Inc.:
0% 2/15/08 (e)	B3	495	307
9.375% 11/15/09	B3	240	156
9.5% 2/1/11	B3	335	214
Nextel Partners, Inc. 0% 2/1/09 (e)	B3	195	74
PanAmSat Corp.:
6% 1/15/03	Ba2	120	118
6.125% 1/15/05	Ba2	490	451
6.375% 1/15/08	Ba2	320	288
Rogers Wireless, Inc. 9.625% 5/1/11	Ba3	2,740	1,754
Rural Cellular Corp.:
9.625% 5/15/08	B3	140	80
9.75% 1/15/10	B3	285	157
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa2	137	99
10.375% 11/15/09	Baa2	1,216	1,143
			21,301
TOTAL TELECOMMUNICATION SERVICES			84,528
UTILITIES - 2.0%
Electric Utilities - 1.5%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (g)	Baa2	1,925	1,666
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa3	6,800	6,809
7.05% 12/11/07 (g)	Baa3	20,000	20,660
CMS Energy Corp.:
6.75% 1/15/04	B3	1,410	987
7.5% 1/15/09	B3	145	96
8.9% 7/15/08	B3	265	180
Constellation Energy Group, Inc.:
6.35% 4/1/07	Baa1	4,410	4,372
7% 4/1/12	Baa1	2,855	2,735
Dominion Resources, Inc. 6.25% 6/30/12	Baa1	2,450	2,339
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	$ 4,360	$ 3,729
6.45% 11/15/11	Baa2	3,195	2,566
Hydro-Quebec 6.3% 5/11/11	A1	20,000	21,747
Illinois Power Co. 7.5% 6/15/09	Ba2	3,330	2,581
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	6,685	5,706
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	1,660	1,952
Orion Power Holdings, Inc. 12% 5/1/10	Ba1	1,955	1,271
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	355	341
6.25% 3/1/04	B3	505	475
6.75% 10/1/23	B3	490	407
8.25% 11/1/22	B3	920	920
9.625% 11/1/05 (g)	Caa2	1,030	1,030
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	4,000	2,959
Southern California Edison Co.:
5.625% 10/1/02	Ba2	280	269
6.25% 6/15/03	Ba2	30	30
8.95% 11/3/03 (f)	Ba3	1,750	1,794
TECO Energy, Inc.:
6.125% 5/1/07	A3	4,900	5,016
7% 5/1/12	A3	1,895	1,867
Texas Utilities Co. 6.375% 1/1/08	Baa3	1,630	1,513
			96,017
Gas Utilities - 0.3%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	1,550	1,640
El Paso Energy Corp. 7.75% 1/15/32	Baa2	215	158
KeySpan Corp.:
7.25% 11/15/05	A3	4,280	4,665
7.625% 11/15/10	A3	3,160	3,532
Sempra Energy 7.95% 3/1/10	A2	2,130	2,290
Tennessee Gas Pipeline Co. 7.625% 4/1/37	Baa1	2,725	2,161
Texas Eastern Transmission Corp.:
5.25% 7/15/07	A2	1,215	1,220
7.3% 12/1/10	A2	4,320	4,547
			20,213
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.2%
Calpine Corp. 8.5% 2/15/11	B1	$ 1,390	$ 709
Western Resources, Inc.:
7.875% 5/1/07 (g)	Ba1	990	921
9.75% 5/1/07 (g)	Ba2	1,480	1,302
Williams Companies, Inc.:
7.125% 9/1/11	B1	10,275	4,727
7.5% 1/15/31	B1	4,410	1,918
8.125% 3/15/12 (g)	B1	2,330	1,049
			10,626
TOTAL UTILITIES			126,856
TOTAL NONCONVERTIBLE BONDS			1,040,704
TOTAL CORPORATE BONDS (Cost $1,114,374)			1,063,001
U.S. Government and Government Agency Obligations - 4.6%

U.S. Government Agency Obligations - 2.2%
Fannie Mae:
5% 5/14/07	Aaa	22,570	23,262
5.25% 6/15/06	Aaa	8,545	9,054
5.5% 5/2/06	Aa2	9,190	9,842
6.25% 2/1/11	Aa2	3,840	4,130
6.25% 7/19/11	Aaa	20,000	20,976
7% 7/15/05	Aaa	2,400	2,661
7.125% 6/15/10	Aaa	7,150	8,224
7.25% 1/15/10	Aaa	10,930	12,650
Financing Corp. - coupon STRIPS 0% 3/26/04	Aaa	4,574	4,397
Freddie Mac:
5.75% 1/15/12	Aaa	25,000	26,207
5.875% 3/21/11	Aa2	22,810	23,932
Private Export Funding Corp. secured 6.86% 4/30/04	Aaa	482	509
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			145,844
U.S. Government and Government Agency Obligations - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - 2.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	$ 36,896	$ 40,303
6.375% 8/15/27	Aaa	1,760	1,972
11.25% 2/15/15	Aaa	28,800	45,910
U.S. Treasury Notes:
4.375% 5/15/07	Aaa	1,065	1,108
5% 8/15/11	Aaa	11,725	12,229
5.75% 11/15/05	Aaa	47,515	51,684
TOTAL U.S. TREASURY OBLIGATIONS			153,206
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $284,459)			299,050
U.S. Government Agency - Mortgage Securities - 16.5%

Fannie Mae - 10.0%
5.5% 11/1/08 to 4/1/17	Aaa	21,771	22,188
6% 8/1/12 to 7/1/32	Aaa	179,240	181,130
6% 8/1/32 (h)	Aaa	5,000	5,042
6.5% 7/1/08 to 11/1/31	Aaa	188,957	194,750
6.5% 8/1/32 (h)(i)	Aaa	21,000	21,591
6.5% 8/1/32 (h)(i)	Aaa	18,000	18,506
6.5% 8/1/32 (h)(i)	Aaa	93,877	96,517
6.5% 8/1/32 (h)(i)	Aaa	1,000	1,028
6.5% 8/1/32 (h)(i)	Aaa	58,250	59,888
7% 12/1/08 to 3/1/32	Aaa	25,233	26,354
7.5% 6/1/07 to 5/1/30	Aaa	21,263	22,530
8% 9/1/17	Aaa	30	32
TOTAL FANNIE MAE			649,556
Government National Mortgage Association - 6.5%
6.5% 3/15/26 to 10/15/31	Aaa	42,648	44,143
7% 8/15/25 to 3/15/32	Aaa	187,492	196,112
7% 8/1/32 (h)	Aaa	70,000	73,063
7% 8/1/32 (h)	Aaa	16,722	17,454
7.5% 1/15/26 to 9/15/28	Aaa	11,779	12,488
8% 1/15/17 to 3/15/32	Aaa	18,404	19,654
8% 8/1/32 (h)	Aaa	10,000	10,697
8% 8/1/32 (h)	Aaa	35,000	37,439
U.S. Government Agency - Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
8% 8/1/32 (h)	Aaa	$ 7,000	$ 7,488
9% 11/15/14 to 1/15/23	Aaa	194	213
9.5% 11/15/20 to 3/15/23	Aaa	125	140
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			418,891
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,042,743)			1,068,447
Asset-Backed Securities - 0.8%

American Express Credit Account Master Trust:
2.19% 12/15/08 (j)	A1	5,200	5,195
6.1% 12/15/06	A1	4,200	4,441
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	A2	1,700	1,756
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	3,800	3,978
5.71% 9/15/05	A1	2,170	2,282
Honda Auto Receivables Owner Trust 5.09% 10/18/06	Aaa	3,825	3,971
Household Home Equity Loan Trust 2.14% 4/20/32 (j)	Aaa	11,287	11,287
Sears Credit Account Master Trust II:
2.13% 6/16/08 (j)	A1	6,300	6,280
6.75% 9/16/09	Aaa	7,895	8,634
7.5% 11/15/07	A2	6,100	6,454
TOTAL ASSET-BACKED SECURITIES (Cost $52,396)			54,278
Commercial Mortgage Securities - 0.7%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	5,000	5,642
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	4,190	4,448
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	4,000	4,366
Class C1, 7.52% 5/15/06 (g)	A2	4,000	4,365
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 10,000	$ 11,081
Series 1999-C1 Class D, 7.0729% 5/15/33 (j)	BBB	2,685	2,861
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (j)	Baa3	5,000	5,019
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	9,000	9,728
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $43,979)			47,510
Foreign Government and Government Agency Obligations - 0.6%

Chilean Republic 7.125% 1/11/12	Baa1	4,045	4,161
Malaysian Government 7.5% 7/15/11	Baa2	3,020	3,299
Nova Scotia Province 5.75% 2/27/12	A3	4,860	5,066
Ontario Province 6% 2/21/06	AA	5,600	6,071
Polish Government 6.25% 7/3/12	Baa1	3,370	3,404
Quebec Province yankee 7.125% 2/9/24	A1	680	756
United Mexican States:
7.5% 1/14/12	Baa2	6,200	6,138
8.5% 2/1/06	Baa2	5,000	5,325
9.875% 2/1/10	Baa2	2,500	2,764
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $35,521)			36,984
Money Market Funds - 4.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.84% (c)	290,057,214	$ 290,057
Fidelity Securities Lending Cash Central Fund, 1.86% (c)	9,586,100	9,586
TOTAL MONEY MARKET FUNDS (Cost $299,643)		299,643
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $7,170,878)		6,834,791
NET OTHER ASSETS - (5.7)%		(371,100)
NET ASSETS - 100%		$ 6,463,691
Security Type Abbreviation
ACES	-	Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $134,038,000 or 2.1% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) A portion of the security is subject to a forward commitment to sell.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	27.2%
Baa	5.5%
Ba	1.9%
B	2.5%
Caa, Ca, C	0.3%
D	0.0%
Not rated	0.3%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $10,770,571,000 and $10,091,276,000, respectively, of which long-term U.S. government and government agency obligations aggregated $4,808,994,000 and $5,274,166,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $477,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $19,540,000. The weighted average interest rate was 3.0%. At period end there were no bank borrowings outstanding.

Income Tax Information
The fund hereby designates approximately $72,007,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $101,582,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $76,400,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $9,063) (cost $7,170,878) - See accompanying schedule		$ 6,834,791
Commitment to sell securities on a delayed delivery basis	$ (149,078)
Receivable for securities sold on a delayed delivery basis	148,833	(245)
Receivable for investments sold, regular delivery		25,076
Cash		1,318
Receivable for fund shares sold		6,147
Dividends receivable		2,841
Interest receivable		31,319
Other receivables		170
Total assets		6,901,417
Liabilities
Payable for investments purchased Regular delivery	71,515
Delayed delivery	348,458
Payable for fund shares redeemed	4,974
Accrued management fee	2,356
Other payables and accrued expenses	837
Collateral on securities loaned, at value	9,586
Total liabilities		437,726
Net Assets		$ 6,463,691
Net Assets consist of:
Paid in capital		$ 6,990,141
Undistributed net investment income		15,727
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(205,857)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(336,320)
Net Assets, for 486,624 shares outstanding		$ 6,463,691
Net Asset Value, offering price and redemption price per share ($6,463,691 ÷ 486,624 shares)		$ 13.28

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended July 31, 2002
Investment Income
Dividends		$ 57,088
Interest		181,514
Security lending		109
Total income		238,711
Expenses
Management fee	$ 29,788
Transfer agent fees	15,869
Accounting and security lending fees	782
Non-interested trustees' compensation	27
Custodian fees and expenses	246
Registration fees	203
Audit	64
Legal	34
Interest	10
Miscellaneous	586
Total expenses before reductions	47,609
Expense reductions	(2,178)	45,431
Net investment income (loss)		193,280
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(165,690)
Foreign currency transactions	(52)
Futures contracts	(3,385)
Total net realized gain (loss)		(169,127)
Change in net unrealized appreciation (depreciation) on: Investment securities	(800,275)
Assets and liabilities in foreign currencies	8
Futures contracts	859
Delayed delivery commitments	1,099
Total change in net unrealized appreciation (depreciation)		(798,309)
Net gain (loss)		(967,436)
Net increase (decrease) in net assets resulting from operations		$ (774,156)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 193,280	$ 192,803
Net realized gain (loss)	(169,127)	146,462
Change in net unrealized appreciation (depreciation)	(798,309)	92,485
Net increase (decrease) in net assets resulting from operations	(774,156)	431,750
Distributions to shareholders from net investment income	(197,417)	(191,114)
Distributions to shareholders from net realized gain	(76,507)	(188,462)
Total distributions	(273,924)	(379,576)
Share transactions Net proceeds from sales of shares	1,857,458	1,695,537
Reinvestment of distributions	268,069	371,542
Cost of shares redeemed	(1,480,444)	(1,066,654)
Net increase (decrease) in net assets resulting from share transactions	645,083	1,000,425
Total increase (decrease) in net assets	(402,997)	1,052,599
Net Assets
Beginning of period	6,866,688	5,814,089
End of period (including undistributed net investment income of $15,727 and undistributed net investment income of $23,426, respectively)	$ 6,463,691	$ 6,866,688
Other Information Shares
Sold	126,508	110,693
Issued in reinvestment of distributions	18,314	24,254
Redeemed	(102,713)	(69,601)
Net increase (decrease)	42,109	65,346

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 15.33	$ 17.51	$ 16.66	$ 16.49
Income from Investment Operations
Net investment income (loss) B	.41	.47	.46	.44	.48
Net realized and unrealized gain (loss)	(1.99)	.61	(.18)	2.09	1.67
Total from investment operations	(1.58)	1.08	.28	2.53	2.15
Distributions from net investment income	(.42)	(.47)	(.48)	(.40)	(.52)
Distributions from net realized gain	(.17)	(.49)	(1.98)	(1.28)	(1.46)
Total distributions	(.59)	(.96)	(2.46)	(1.68)	(1.98)
Net asset value, end of period	$ 13.28	$ 15.45	$ 15.33	$ 17.51	$ 16.66
Total Return A	(10.53)%	7.23%	1.82%	17.48%	14.54%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.67%	.67%	.68%	.70%
Expenses net of voluntary waivers, if any	.69%	.67%	.67%	.68%	.70%
Expenses net of all reductions	.66%	.64%	.63%	.65%	.67%
Net investment income (loss)	2.79%	3.05%	2.98%	2.67%	2.97%
Supplemental Data
Net assets, end of period (in millions)	$ 6,464	$ 6,867	$ 5,814	$ 5,941	$ 4,963
Portfolio turnover rate	150%	115%	139%	157%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 405,288	|
Unrealized depreciation	(767,347)
Net unrealized appreciation (depreciation)	(362,059)
Undistributed ordinary income	13,591
Capital loss carryforward	(101,582)
Total Distributable earnings	$ (450,050)
Cost for federal income tax purposes	$ 7,196,850

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 201,918	|
Long-term Capital Gains	72,006
Total	$ 273,924

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,211 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $9,173 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,910 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $31 and $237, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2002

Annual Report

Trustees and Officers

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calender year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Balanced. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catilina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Kevin E. Grant (42)

Year of Election or Appointment: 1997

Vice President of Balanced. Mr. Grant is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Balanced. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Balanced. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 8.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 22%, 22%, 31%, and 31% of the dividends distributed in September, December, March and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

BAL-ANN-0902 158005
1.536127.105